UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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First Energy Corp.
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NOTICE OF

ANNUAL MEETING

OF SHAREHOLDERS

AND

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 15, 2012

76 South Main St., Akron, Ohio 44308

Rhonda S. Ferguson

Vice President and Corporate Secretary

April 2, 2012

Dear Shareholder:

You are invited to attend the 2012 FirstEnergy Corp. Annual Meeting of Shareholders at 10:30 a.m., Eastern time, on Tuesday, May 15, 2012, at the John S. Knight Center, 77 E. Mill Street, Akron, OH. Please see your proxy card for directions to the meeting.

As part of the agenda, business to be voted on includes 7 items which are explained in this proxy statement. The first two items are the election of the 14 nominees to your Board of Directors named in the attached proxy statement and the ratification of the appointment of our independent registered public accounting firm. Your Board of Directors recommends that you vote “FOR” Items 1 and 2. Item 3 is a non-binding, advisory vote to approve named executive officer compensation. Your Board of Directors recommends that you vote “FOR” Item 3. Item 4 is the approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan as required by Section 162(m) of the Internal Revenue Code. Your Board recommends that you vote “FOR” Item 4. In addition, there are three shareholder proposals. Your Board of Directors recommends that you vote “AGAINST” each of these shareholder proposals, which are Items 5 through 7.

Please carefully review the notice of meeting and proxy statement. Then, to ensure that your shares are represented at the Annual Meeting, appoint your proxy and vote your shares. Voting instructions are provided in this proxy statement and on your proxy card. We encourage you to take advantage of our telephone or Internet voting options. Please note that submitting a proxy using any one of these methods will not prevent you from attending the Annual Meeting and voting in person.

As you vote, you may choose, if you have not done so already, to stop future mailings of paper copies of the annual report and proxy statement and view these materials through the Internet. If you make this choice, for future meetings we will mail you a proxy card along with instructions to access the annual report and proxy statement using the Internet.

Your vote and support are important to us. We hope you will join us at this year’s Annual Meeting.

Sincerely,

IMPORTANT NOTE REGARDING VOTER PARTICIPATION:

Pursuant to Securities and Exchange Commission rules, if your shares are held in a broker account, you must provide your broker with voting instructions for the election of FirstEnergy directors and other important matters; your broker does not have the discretion to vote those shares on your behalf without the specific instruction from you to do so.

Please take time to vote your shares!

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Shares of Common Stock:

The 2012 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10:30 a.m., Eastern time, on Tuesday, May 15, 2012, at the John S. Knight Center, 77 E. Mill Street, Akron, OH. The purpose of the Annual Meeting will be to:

•	Elect the 14 nominees to the Board of Directors named in the attached proxy statement to hold office until the next Annual Meeting and until their successors shall have been elected;

•	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012;

•	Advisory vote to approve named executive officer compensation;

•	Approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan as required by Section 162(m) of the Internal Revenue Code;

•	Vote on three shareholder proposals, if properly presented at the Annual Meeting; and

•	Take action on other business that may come properly before the Annual Meeting and any adjournment or postponement thereof.

Please read the accompanying proxy statement and vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

Only shareholders of record at the close of business on March 21, 2012, or their proxy holders, may vote at the meeting.

On behalf of the Board of Directors,

Rhonda S. Ferguson Vice President and Corporate Secretary

This notice and proxy statement is being mailed to shareholders on or about April 2, 2012.

PROXY STATEMENT

April 2, 2012

PROXY STATEMENT

ANNUAL MEETING AND VOTING INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting To Be Held on May 15, 2012. This proxy statement and annual report are available at www.firstenergycorp.com/financialreports. In addition to the Notice of Annual Meeting of Shareholders, this proxy statement and the annual report, any letters to shareholders and savings plan participants, our latest Annual Report on Form 10-K, and sample voting forms also are available at www.firstenergycorp.com/financialreports.

Why am I receiving this proxy statement and proxy card?

You are receiving this proxy statement and proxy card, which are being mailed on or about April 2, 2012, because you were the owner of shares of common stock of FirstEnergy Corp. (later referred to as the Company) at the close of business on March 21, 2012 (later referred to as the record date). The Board of Directors (later referred to as the Board) set the record date to determine the shareholders entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on May 15, 2012 (later referred to as the Meeting). This proxy statement describes items expected to be voted upon and gives you information about the Meeting and the Company. The Company’s address is 76 South Main Street, Akron, OH 44308-1890.

Is my vote important?

Your vote is important, no matter how many shares you own. Please also note that if you hold your shares in “street name” through a bank, broker, or other nominee that custodian cannot vote your shares on many agenda items, including the election of directors, without your specific instructions. Please see the detailed instructions below to learn more about voting your shares.

How do I vote?

If your shares are held in “street name” in the name of a bank, broker, or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a bank, broker, or other nominee and you wish to vote in person at the Meeting, you must request a legal proxy from your bank, broker, or other nominee that holds your shares and present that legal proxy identifying you as the beneficial owner of your shares of FirstEnergy common stock and authorizing you to vote those shares at the Meeting, along with proof of identification.

If you are a registered shareholder, you may vote your shares through a proxy appointed by telephone, Internet, or mail using your control/identification number(s) on your proxy card; or you may vote your shares in person at the Meeting. The telephone and Internet voting procedures are designed to authenticate your identity, allow you to give your voting instructions, and verify that your instructions have been recorded properly. To appoint a proxy and vote:

1.	By telephone

a.	Call the toll-free number indicated on your proxy card using a touch-tone telephone. Telephone voting is available at any time until 9:30 a.m., Eastern time, on Tuesday, May 15, 2012.

b.	Have your proxy card in hand and follow the simple recorded instructions.

2.	By Internet

a.	Go to the Internet site indicated on your proxy card. Internet voting is available at any time until 9:30 a.m., Eastern time, on Tuesday, May 15, 2012.

b.	Have your proxy card in hand and follow the simple instructions on the Internet site.

3.	By mail

a.	Mark your choices on your proxy card. If you properly sign your proxy card but do not mark your choices, your shares will be voted as recommended by your Board.

b.	Date and sign your proxy card.

c.

Mail your proxy card in the enclosed postage-paid envelope. If your envelope is misplaced, send your proxy card to Corporate Election Services, the Company’s independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230-3200. Your proxy card must be received by 9:30 a.m., Eastern time, on Tuesday, May 15, 2012, to be counted in the final tabulation.

4.	At the Meeting

You may vote in person at the Meeting, even if you previously appointed a proxy by telephone, Internet, or mail.

If you are a participant in the FirstEnergy Corp. Savings Plan, you can vote shares allocated to your plan account by completing, signing, and dating the voting instruction form(s) and returning the form(s) in the enclosed postage-prepaid envelope or by submitting your voting instructions by telephone or through the Internet as instructed on your voting instruction form. Subject to the Employee Retirement Income Security Act of 1974, as amended, and pursuant to the plan provisions, the trustee will vote the shares allocated to accounts as directed by plan participants, and the shares for which no voting instructions are received will be voted by the trustee on a pro rata basis as directed by the plan participants who returned voting instructions. To allow sufficient time for voting, you must provide your voting instructions as instructed on your voting instruction form.

If you are a participant in the Allegheny Energy Employee Stock Ownership and Savings Plan, you can vote shares allocated to your plan account by completing, signing, and dating your voting instruction form and returning it in the enclosed postage-prepaid envelope or by submitting your voting instructions by telephone or through the Internet as instructed on your voting instruction form. To allow sufficient time for voting, you must provide your voting instructions as instructed on your voting instruction form. The trustee will vote your shares held in the plan in accordance with your instructions. If you do not timely provide your instructions as instructed on your voting instruction form, your plan shares will not be voted by the trustee.

How may I revoke my proxy?

You may revoke your appointment of a proxy or change your related voting instructions one or more times before the Meeting commences by:

•	Sending a proxy card that revises your previous appointment and voting instructions;

•	Appointing a proxy and voting by telephone or Internet after the date of your previous appointment;

•	Voting in person at the Meeting; or

•	Notifying the Corporate Secretary of the Company in writing prior to the commencement of the Meeting.

The proxy tabulator will treat the last instructions it receives from you as final. For example, if a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow sufficient time for your voting instructions on a mailed proxy card to reach the proxy tabulator before changing them by telephone or Internet.

If your shares are held in the name of a bank, broker, or other nominee, you must follow the directions you receive from your bank, broker, or other nominee in order to change your vote.

How does the Board recommend that I vote?

Your Board recommends that you vote as follows:

•	“For” the 14 nominees to the Board who are listed in this proxy statement (Item 1);

•	“For” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012 (Item 2);

•	“For” the advisory vote to approve named executive officer compensation (Item 3);

•	“For” the approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan as required by Section 162(m) of the Internal Revenue Code (Item 4); and

•	“Against” the three shareholder proposals (Items 5 through 7).

What is a quorum and what other voting information should I be aware of?

As of the record date, 418,216,437 shares of our common stock were outstanding. A majority of these shares represented at the Meeting either in person or by proxy constitutes a quorum. A quorum is required to conduct business at the Meeting. All shares represented at the Meeting are counted for the purpose of determining a quorum, without regard to abstentions or broker non-votes (as described below). You are entitled to one vote for each share of common stock you owned on the record date.

If your shares are held by a broker, bank, or other nominee in “street name,” we encourage you to provide instructions to your broker, bank, or other nominee by executing the voting form supplied to you by that entity. Your broker, bank, or other nominee will be permitted to vote your shares on Item 2 without your instructions. However, your broker, bank or other nominee cannot vote your shares on Item 1 and Items 3 through 7 unless you provide instructions. Therefore, your failure to give voting instructions means that your shares will not be voted on these items, and your unvoted shares will be referred to as broker non-votes (as described below).

An item to be voted on may require a percentage of votes cast, rather than a percentage of shares outstanding, to determine passage or failure. Votes cast is defined to include both “For” and “Against” votes and excludes abstentions and broker non-votes. Abstentions and broker non-votes are the equivalent of negative votes when passage or failure is measured by a percentage of shares outstanding. If your proxy card is not completed properly, such as marking more than one box for an item, your vote for that particular item will be treated as an abstention.

What is the vote required for each item to be voted on?

For the election of directors named under Item 1, the 14 nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes will have no effect.

With respect to Item 2, our Amended Code of Regulations (later referred to as the Amended Regulations) does not require that shareholders ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance. If shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm requires a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

To be approved, Item 3, the affirmative vote of a majority of the votes cast is required to approve, by non-binding vote, named executive officer compensation. Abstentions and broker non-votes will have no effect.

With respect to Item 4, the management proposal requesting approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan must receive a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect. Approval of the material terms of the plan is also required by Section 162(m) of the Internal Revenue Code. Approval for purposes of Section 162(m) of the Internal Revenue Code will be received if this proposal is approved as described herein.

To be approved, the non-binding shareholder proposals in Items 5 through 7, must receive a “For” vote from a majority of votes cast. Abstentions and broker non-votes will have no effect.

Notwithstanding the shareholder vote on Items 5 through 7, the ultimate adoption of such shareholder proposals is at the discretion of the Board.

Who is soliciting my vote, how are proxy cards being solicited, and what is the cost?

The Board is soliciting your vote. We have arranged for the services of Innisfree M&A Incorporated to solicit votes personally or by telephone, mail, or other electronic means for a fee not expected to exceed $15,000, plus reimbursement of expenses. Votes also may be solicited in a similar manner by officers and employees of the Company on an uncompensated basis. The Company will pay all solicitation costs and will reimburse brokers, banks, or other nominees for postage and expenses incurred by them for sending proxy material to beneficial holders.

Will any other matters be voted on other than those described in this proxy statement?

We do not know of any business that will be considered at the Meeting other than the matters described in this proxy statement. However, if other matters are presented properly, your executed appointment of a proxy will give authority to the appointed proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.

Do I need an admission ticket to attend the Meeting?

No. An admission ticket is not necessary, but you will be asked to sign in upon arrival at the Meeting. Only shareholders or their proxies and the Company’s invited guests may attend the Meeting. If your shares are held in “street name” by a broker, bank, or other nominee upon arrival at the Meeting, you will need to present a letter or account statement from your broker, bank, or other nominee indicating your ownership of FirstEnergy common stock on the record date along with proof of identification. You should contact your broker, bank, or other nominee to obtain such a letter or account statement.

Where can I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. Final voting results will be posted on our Internet site at www.firstenergycorp.com/annualmeeting as soon as practicable and also will be published in a Current Report on Form 8-K, which is expected to be filed with the Securities and Exchange Commission (later referred to as the SEC) within four business days after the date of the Meeting.

Can I view future FirstEnergy proxy statements and annual reports on the Internet instead of receiving paper copies?

Yes. If you are a registered shareholder, you can elect to view future proxy statements and annual reports on the Internet by marking the designated box on your proxy card or by following the instructions when voting by Internet or by telephone. If you choose this option, prior to the next annual meeting, you will be mailed a proxy card along with instructions on how to access the proxy statement and annual report using the Internet. Your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents. If you hold your stock through a broker, bank, or other nominee refer to the information provided by that entity for instructions on how to elect this option.

Why did we receive just one copy of the proxy statement and annual report when we have more than one stock account in our household?

We are following an SEC rule that permits us to send one copy of this proxy statement and annual report to a household if shareholders provide written or implied consent. We previously mailed a notice to eligible registered shareholders stating our intent to use this rule unless a shareholder provided an objection. Using this rule reduces unnecessary publication and mailing costs. Shareholders continue to receive a separate proxy card for each stock account. If you are a registered shareholder and received only one copy of the proxy statement and annual report in your household, you can request multiple copies for some or all accounts, either by calling Shareholder Services at 1-800-736-3402 or by writing to FirstEnergy Corp., c/o American Stock Transfer & Trust Company, LLC, P.O. Box 2016, New York, NY 10272-2016. You also may contact us in the same manner if you are receiving multiple copies of the proxy statement and annual report in your household and desire to receive one copy. If you are not a registered shareholder and your shares are held by a broker, bank, or other nominee you will need to contact such broker, bank, or other nominee to revoke your election and receive multiple copies of these documents.

When are shareholder proposals due for the 2013 Annual Meeting?

Under the rules of the SEC, a shareholder who wishes to offer a proposal for inclusion in the Company’s proxy statement and proxy card for the 2013 Annual Meeting must submit the proposal and any supporting statement by December 3, 2012, to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890. Any proposal received after that date will not be eligible for inclusion in the 2013 proxy statement and proxy card.

Under our Amended Regulations, a shareholder who wishes to properly introduce an item of business before an annual meeting of shareholders must follow the applicable rules and procedures. The procedures provide that we must receive the notice of intention to introduce an item of business at an annual meeting not less than 30 nor more than 60 calendar days prior to the annual meeting. In the event public announcement of the date of the annual meeting is not made at least 70 calendar days prior to the date of the meeting, notice must be received not later than the close of business on the 10th calendar day following the day on which the public announcement is first made. Assuming that our 2013 Annual Meeting is held on the third Tuesday of May, in accordance with our customary practice, we must receive any notice of intention to introduce an item of business at that meeting no earlier than March 22, 2013 and no later than April 21, 2013. If we do not receive notice as set forth above, or if we meet certain other requirements of the applicable rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting. Our Amended Regulations are available upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890.

How can I learn more about FirstEnergy’s operations?

You can learn more about our operations by reviewing the annual report to shareholders for the year ended December 31, 2011, that is included with the mailing of this proxy statement. You also can view the annual report and other information by visiting our Internet site at www.firstenergycorp.com/financialreports.

A copy of our latest Annual Report on Form 10-K filed with the SEC, including the financial statements and the financial statement schedules, will be sent to you, without charge, upon written request to Rhonda S. Ferguson, Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890. You also can view the Form 10-K by visiting the Company’s Internet site at www.firstenergycorp.com/financialreports. Information contained on any of the Company Internet sites is not deemed to be part of this proxy statement.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION

What is the leadership structure of the FirstEnergy Board and why did FirstEnergy separate the positions of Chief Executive Officer and Chairman of the Board?

The Board separated the positions of Chief Executive Officer and Chairman of the Board in 2004 when it elected George M. Smart as its non-executive Chairman of the Board and Anthony J. Alexander as President and Chief Executive Officer. Our Amended Regulations and Corporate Governance Policies do not require that our Chairman of the Board of Directors and Chief Executive Officer positions be separate, and the Board has not adopted a specific policy or philosophy on whether the role of the Chief Executive Officer and Chairman of the Board of Directors should be separate. However, having a separate Chairman of the Board and Chief Executive Officer has allowed our Chief Executive Officer to focus more time on our day-to-day operations as we have moved to competitive markets for generation service and through the integration process following the Allegheny merger. The independent Chairman of the Board provides a non-management point of contact for shareholders and other interested parties to send written communications to the Board.

As required by the NYSE Listing Standards, FirstEnergy schedules regular executive sessions for our independent directors to meet without management participation. Because an independent director is required to preside over each such executive session of independent directors, we believe it is more efficient to have our independent Chairman preside over all such meetings as opposed to rotating that function among all of the Company’s independent directors.

What action has the Board taken to determine the independence of directors?

The Board annually reviews the independence of each of its members to make the affirmative determination of independence that is called for by our Corporate Governance Policies and required by the listing standards of the NYSE.

The Board adheres to the definition of an “independent” director as established by the NYSE and the SEC. The definition used by the Board to determine independence is included in our Corporate Governance Policies and can be viewed by visiting our Internet site at www.firstenergycorp.com/charters.

Compliance with the definition of independence is reviewed annually by the Corporate Governance Committee. Each independent director is required to report to the Corporate Secretary any changes in information that were used to determine independence. The Corporate Governance Committee chair must notify the entire Board upon receipt of such notification from the director or Corporate Secretary.

Which directors and nominees are independent?

Based on the most recent independence review, the Board determined that all directors, including Jesse T. Williams, Sr., and all nominees (Paul T. Addison, Michael J. Anderson, Dr. Carol A. Cartwright, William T. Cottle, Robert B. Heisler, Jr., Julia L. Johnson, Ted J. Kleisner, Donald T. Misheff, Ernest J. Novak, Jr., Christopher D. Pappas, Catherine A. Rein, George M. Smart, and Wes M. Taylor) are independent, in each case, with the exception of Mr. Anthony J. Alexander. Mr. Alexander is not considered an independent director because of his employment as our President and Chief Executive Officer (later referred to as the CEO).

In making such determination, the Board considered the fact that certain directors are executive officers of companies with which we conducted business. In addition, many of our directors are or were directors, trustees, or similar advisors of entities with which we conducted business or of non-profit organizations with which we conducted business and/or made contributions. Some of our directors also purchased electricity service from the Company. Specifically, the Board considered the following relationships that existed during the preceding three years between the Company and its subsidiaries and certain entities affiliated with our directors:

•	Purchases from the Company for electric and related non-electric services (Dr. Cartwright, Ms. Johnson and Messrs. Anderson, Heisler, Kleisner, Misheff, Novak, and Smart);

•	Purchases by the Company for banquet services (Mr. Kleisner);

•	Purchases by the Company of financial services (Dr. Cartwright and Ms. Rein);

•	Purchases by the Company of fuel and related products (Messrs. Anderson and Taylor);

•	Purchases by the Company of temporary labor (Ms. Johnson); and

•	Payments by the Company relating to charitable contributions, membership fees/dues and related expenses (Dr. Cartwright and Messrs. Anderson, Heisler, Kleisner, Misheff, Novak, and Smart).

In all cases, the Board determined that the nature of the business conducted and any interest of the applicable director in that business were immaterial both to the Company and to the director. The Board also determined that the amounts paid to or received from the other entity affiliated with the applicable director in connection with the applicable transactions in each of the last three years did not exceed the greater of $1 million or 2 percent of the consolidated gross revenue of that entity, which is the threshold set forth in the NYSE listing standards and our Corporate Governance Policies. In addition, the Board determined that none of the relationships described above constituted a related person transaction requiring disclosure as set forth in the Related Person Transactions Policy described under the heading “Certain Relationships and Related Person Transactions” in this proxy statement.

What function does the FirstEnergy Board perform?

Although your Board has the responsibility for establishing broad corporate policies and for our overall performance, the Board is not involved in day-to-day operations of the Company. We keep the directors informed of our business and operations with various reports and documents that we send to them each month. We also make operating and financial presentations at Board and committee meetings. The Board established the committees described below to assist in performing its responsibilities.

The Board believes that the Company’s policies and practices should enhance the Board’s ability to represent your interests as shareholders. In support of this philosophy, the Board established Corporate Governance Policies which, along with charters of the Board committees, serve as a framework for meeting the Board’s duties and responsibilities with respect to the governance of the Company. Our Corporate Governance Policies and Board committee charters can be viewed by visiting our Internet site at www.firstenergycorp.com/charters. Any amendments to these documents will be made available on our website.

What is FirstEnergy’s Risk Management Process and the Board’s Role in Risk Oversight?

The Company faces a variety of risks and recognizes that the effective management of those risks contributes to the overall success of the Company. The Company has implemented a process for identifying, prioritizing, reporting, monitoring, managing, and mitigating its significant risks. A Risk Policy Committee, consisting of the Chief Risk Officer and senior executive officers, provides oversight and monitoring to ensure that appropriate risk policies are established and carried out and processes are executed in accordance with selected limits and approval levels. Other Company committees exist to address topical risk issues. Timely reports on significant risk issues are provided as appropriate to employees, management, senior executive officers, respective Board committees, and the whole Board. The Chief Risk Officer also prepares enterprise-wide risk management reports that are presented to the Audit Committee, the Finance Committee and the Board.

The Board administers its risk oversight function through the whole Board as well as through the various Board committees. Specifically, the Audit Committee Charter requires the Audit Committee to discuss the Company’s policies with respect to risk assessment and risk management. The Audit Committee reviews and discusses guidelines and policies to govern the process to assess and manage the Company’s exposure to risk, including risk associated with our credit, liquidity, and operations. It also reviews and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. Through this oversight process, the Board obtains an understanding of significant risk issues on a timely basis, including the risks inherent in the Company’s strategy. In addition, while the Company’s Chief Risk Officer administratively reports to the Executive Vice President and Chief Financial Officer, he has full access to the Audit and Finance Committees and attends each of their Committee meetings.

In addition to the Audit Committee’s role in risk oversight, our other Board committees also play a role in risk oversight within each of their areas of responsibility. The Compensation Committee is responsible for reviewing, discussing, and assessing risks related to compensation programs, including incentive compensation and equity-based plans, and risks related to compensation philosophy and structure. See, also, “Risk Assessment of Compensation Programs” found in the Compensation Discussion and Analysis section in this proxy statement. The Corporate Governance Committee considers risks relating to corporate governance, Board and committee membership, the performance of the Board, and related party transactions. The Finance Committee evaluates the impact of risk resulting from financial resources and strategies, including capital structure policies, financial forecasts, budgets and financial transactions, commitments, and expenditures. The Nuclear Committee considers the risks associated with the safety, reliability, and quality of our nuclear operations. Further, day-to-day risk oversight is conducted by our Enterprise Risk Management department and our senior management and is shared with our Board or Board committees, as appropriate. We believe that Board’s leadership structure aids the Board’s role in our risk oversight.

Does FirstEnergy provide any training for its Board members?

Yes. The Board recognizes the importance of its members keeping current on Company and industry issues and their responsibilities as directors. All new directors participate in orientation training (either provided or approved by the Corporate Governance Committee) soon after being elected to the Board. Also, the Board makes available and encourages continuing education programs for Board members, which may include internal strategy meetings, third-party presentations, and externally offered programs.

How many meetings did the Board hold in 2011?

Your Board held 11 regularly scheduled or special meetings during 2011. All directors attended 75 percent or more of the meetings of the Board and of the committees on which they served in 2011.

Non-management directors, who are all of the independent directors, are required to meet as a group in executive sessions without the CEO, any other non-independent director, or management at least six times in each calendar year. George M. Smart, the non-executive chairman of the Board, presides over all executive sessions. During 2011, the non-management directors met 11 times in executive sessions.

What committees has the Board established?

The Board established the standing committees listed below. All committees are comprised solely of independent directors as determined by the Board in accordance with our Corporate Governance Policies, which incorporate the NYSE listing standards and applicable SEC rules.

Audit Committee

The purpose of the Audit Committee is to assist Board oversight of: the integrity of the Company’s financial statements; the Company’s compliance with legal, risk management, and regulatory requirements; the independent auditor’s qualifications and independence; the performance of the Company’s internal audit function and independent auditor; and the Company’s systems of internal control with respect to the accuracy of financial records, adherence to Company policies, and compliance with legal and regulatory requirements. The committee prepares the report that SEC rules require be included in the Company’s annual proxy statement and performs such other duties and responsibilities enumerated in the Committee Charter. The committee’s function is one of oversight, recognizing that the Company’s management is responsible for preparing the Company’s financial statements, and the independent auditor is responsible for auditing those statements. In adopting the Committee Charter, the Board acknowledges that the committee members are not employees of the Company and are not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the external auditor’s work or auditing standards. Each member of the committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company who provide information to the committee and the accuracy and completeness of the financial and other information provided to the committee by such persons or organizations absent actual knowledge to the contrary. For a complete list of responsibilities and other information, refer to the Audit Committee Charter on our Internet site at www.firstenergycorp.com/charters.

This committee is comprised of four independent members and met eight times in 2011. The current members of this committee are Ernest J. Novak, Jr. (Chair), Paul T. Addison, Catherine A. Rein, and George M. Smart. All members of this committee are financially literate. The Board appoints at least one member of the Audit Committee who, in the Board’s business judgment, is an “Audit Committee Financial Expert”, as such term is defined by the SEC. The Board determined that independent Audit Committee and Board member Ernest J. Novak, Jr., meets this definition. See the Audit Committee Report in this proxy statement for additional information regarding the committee.

Compensation Committee

The purpose of the Compensation Committee is to discharge the responsibilities of the Board as specified in the Compensation Committee Charter relating to the compensation of certain senior-level officers of the Company, including the CEO, the Company’s other non-CEO executive officers, the Chairman, if the Chairman is not the CEO, and other individuals named in the Company’s annual proxy statement; to review, discuss, and endorse a compensation philosophy and objectives that support competitive pay for performance and are consistent with the corporate strategy; to assist the Board in establishing the appropriate incentive compensation and equity-based plans for the Company’s executive officers; to administer such plans in order to attract, retain, and motivate skilled and talented executives and to align such plans with Company and business unit performance, business strategies, and growth in shareholder value; to review and discuss with the Company’s management the disclosures in the Compensation Discussion and Analysis (later referred to as the CD&A) required by applicable rules and regulations and, based upon such review and discussions, to recommend to the Board whether the CD&A should be included in the Company’s annual report and proxy statement; to produce the Compensation Committee Report to be included in the Company’s annual report and proxy statement, in accordance with applicable rules and regulations; and to perform such other duties and responsibilities enumerated in and consistent with the Compensation Committee Charter. For a complete list of responsibilities and other information, refer to the Compensation Committee Charter on our Internet site at www.firstenergycorp.com/charters. In addition, refer to the CD&A that can be found later in this proxy statement.

This committee is comprised of five independent members and met eight times in 2011. The current members of this committee are Catherine A. Rein (Chair), Robert B. Heisler, Jr., Ted J. Kleisner, Christopher D. Pappas, and Wes M. Taylor. Dr. Carol A. Cartwright was a member of the committee until May 2011. Ted J. Kleisner joined the committee in May 2011. Christopher D. Pappas joined the committee in September 2011.

Corporate Governance Committee

The purpose of the Corporate Governance Committee is to develop, recommend to the Board, and periodically review the corporate governance principles applicable to the Company; to recommend Board candidates for all directorships by identifying individuals qualified to become Board members in a manner that is consistent with criteria approved by the Board; to recommend that the Board select the director nominees for the next annual meeting of shareholders and recommend to the Board nominees to fill any vacancies and/or newly created directorships on the Board; and to oversee the evaluation of the Board and management.

In consultation with the CEO, the Chairman, and the full Board, the committee shall search for, recruit, screen, interview, and recommend prospective directors, as required, to provide an appropriate balance of knowledge, experience, and capability on the Board. The committee shall be guided by its charter, the Corporate Governance Policies, and other applicable laws and regulations in recruiting and selecting director candidates. Any assessment of a prospective Board or committee candidate includes, at a minimum, issues of diversity, age, background and training; business or administrative experience and skills; dedication and commitment; business judgment; analytical skills; problem-solving abilities; and familiarity with the regulatory environment. In addition, the committee may consider such other attributes as it deems appropriate, all in the context of the perceived needs of the Board or applicable committee at that point in time. Such directors shall possess experience in one or more of the following: management or senior leadership position which demonstrates significant business or administrative experience and skills; accounting or finance; the electric utilities or nuclear power industry; or other significant and relevant areas deemed by the committee to be valuable to the Company.

The committee shall investigate and consider suggestions for candidates for membership on the Board, including shareholder nominations for the Board. Provided that shareholders nominating director candidates have complied with the procedural requirements set forth in the Corporate Governance Committee Charter, the committee shall apply the same criteria and employ substantially similar procedures for evaluating nominees suggested by shareholders for the Board as it would for evaluating any other Board nominee. The committee will give due consideration to all written shareholder nominations that are submitted in writing to the committee, in care of the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890, received at least 120 days before the publication of the Company’s annual proxy statement from a shareholder or group of shareholders owning one half of one percent (0.5 percent) or more of the Company’s voting stock for at least one year, and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement and to serve on the Board. For a complete list of responsibilities and other information, refer to the Corporate Governance Committee Charter on our Internet site at www.firstenergycorp.com/charters.

This committee is comprised of five independent members and met five times in 2011. The current members of this committee are Dr. Carol A. Cartwright (Chair), William T. Cottle, Julia L. Johnson, Donald T. Misheff, and George M. Smart. Julia L. Johnson joined the committee in May 2011. Donald T. Misheff joined the committee in January 2012. Jesse T. Williams, Sr. was a member of the committee until his retirement in March 2012.

Finance Committee

The purpose of the Finance Committee is to monitor and oversee the Company’s financial resources and strategies, with emphasis on those issues that are long-term in nature. For a complete list of responsibilities and other information, refer to the Finance Committee Charter on our Internet site at www.firstenergycorp.com/charters.

This committee is comprised of six independent members and met four times in 2011. The current members of this committee are Paul T. Addison (Chair), Michael J. Anderson, Robert B. Heisler, Jr., Julia L. Johnson, Ernest J. Novak, Jr., and Christopher D. Pappas. Julia L. Johnson joined the committee in May 2011. Christopher D. Pappas joined the committee in September 2011.

Nuclear Committee

The purpose of the Nuclear Committee is to monitor and oversee the Company’s nuclear program and the operation of all nuclear units in which the Company or any of its subsidiaries has an ownership or leasehold interest. For a complete list of responsibilities and other information, refer to the Nuclear Committee Charter on our Internet site at www.firstenergycorp.com/charters.

This committee is comprised of six independent members and met six times in 2011. The current members of this committee are William T. Cottle (Chair), Michael J. Anderson, Dr. Carol A. Cartwright, Ted J. Kleisner, Donald T. Misheff, and Wes M. Taylor. Dr. Carol A. Cartwright and Ted J. Kleisner joined the committee in May 2011. Donald T. Misheff joined the committee in January 2012. Jesse T. Williams, Sr. was a member of the committee until his retirement in March 2012.

Does the Board have a policy in regard to the number of boards on which a director can serve?

Yes. Our Corporate Governance Policies provide that it is the expectation that directors will not, without the Board’s approval, serve on the board of directors of more than three other non-affiliated companies having securities registered under the Securities Exchange Act of 1934, as amended (later referred to as the Exchange Act). All of our directors are in compliance with this policy.

What is the Board’s policy regarding Board members’ attendance at the Annual Meeting of Shareholders?

The Board believes that regular attendance by all directors and all nominees for directors at our Annual Meeting of Shareholders is appropriate and desirable and that all such persons should make diligent efforts to attend each meeting. All Board members who were directors on May 17, 2011, attended the 2011 Annual Meeting.

Did the Board use a third party to assist with the identification and evaluation of potential nominees?

No. The Board did not use a third party to assist with the identification and evaluation of potential nominees.

How can shareholders and interested parties communicate to the Board?

The Board provides a process for shareholders and interested parties to send communications to the Board and non-management directors, including the non-executive chairman. Shareholders and interested parties may send written communications to the Board by mailing any such communications to the FirstEnergy Board of Directors, c/o Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890.

The Corporate Secretary or a member of her staff reviews all such communications promptly and relays them directly to a member of the Board, provided that such communications: (i) bear relevance to the Company and the interests of the shareholder, (ii) are capable of being implemented by the Board, (iii) do not contain any obscene or offensive remarks, (iv) are of a reasonable length, and (v) are not from a shareholder who already has sent two such communications to the Board in the last year. The Board may modify procedures for sorting shareholders’ and interested parties’ communications or adopt any additional procedures provided that they are approved by a majority of the independent directors.

Has FirstEnergy adopted a Code of Ethics?

Yes. The Company has a Code of Business Conduct that applies to all employees, including the CEO, Chief Financial Officer, and Chief Accounting Officer. In addition, the Board has a Code of Ethics and Business Conduct. These Codes can be viewed on our Internet site at www.firstenergycorp.com/charters. Any amendments to these documents or related waivers will be made available on our website. Our Code of Business Conduct is available, without charge, upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Based on our size and varied business operations, we may engage in transactions and business arrangements with companies and other organizations in which a member of our Board, executive officer, or such person’s immediate family member also may be a board member, executive officer, or significant investor. In some of these cases, such person may have a direct or indirect material interest in the transaction or business arrangement with our Company. We recognize that related person transactions have the potential to create perceived or actual conflicts of interest and could create the appearance that decisions are based on considerations other than the best interests of the Company and its shareholders. Accordingly, as a general matter, it is our preference to avoid related person transactions. However, there are situations where related person transactions are either in, or not inconsistent with, our best interests and the best interests of our shareholders. Our Board has determined that it is appropriate and necessary to have a review process in place with respect to any related person transactions.

Based on the foregoing, the Board established a written Related Person Transactions Policy (later referred to as the Policy) to be implemented by the Corporate Governance Committee, in order to effectuate the review, approval, and ratification process surrounding related person transactions. This Policy supplements the Company’s other conflict-of-interest policies set forth in the FirstEnergy Conflicts-of-Interest Policy, Code of Business Conduct, and the Board of Directors Code of Ethics and Business Conduct. Related person transactions may be entered into or continue only if a majority of the disinterested members of the Corporate Governance Committee or the Board approves or ratifies the transaction in accordance with the Policy. In making its decisions, the Corporate Governance Committee will review current and proposed transactions by taking into consideration the Policy, which includes the definitions and terms set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended.

As part of this Policy, our management established written review procedures for any transaction, proposed transaction, or any amendment to a transaction, in which we are currently, or in which we may be, a participant in which the amount exceeds $120,000, and in which the related person, as defined in Item 404 of Regulation S-K, had or will have a direct or indirect material interest. We also established written procedures to allow us to identify such related persons. The identities of these related persons are distributed to necessary business units to ensure senior management is made aware of any transaction or proposed transaction involving the Company and anyone on that list. Management then brings any such transactions to the attention of the Corporate Governance Committee for its review, approval, or ratification.

When reviewing a proposed transaction, the Corporate Governance Committee reviews the material facts of the related person’s relationship to us, his or her interest in the proposed transaction, and any other material facts of the proposed transaction, including the aggregate value and benefits of such transaction to us, the availability of sources of comparable products or services (if applicable), and an assessment of whether the transaction is on terms that are the same as, or comparable to, the terms available to an unrelated third party or to employees generally. Additionally, the Corporate Governance Committee requires the CEO to review the business merits of the transaction prior to its review.

During fiscal year 2011 we participated in the transaction described below, in which the amount involved exceeded $120,000 and in which any Board member, executive officer, holder of more than five percent of our common stock, or a member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Ms. Elizabeth A. Shriver, sister-in-law of Mr. William D. Byrd who was an executive officer of the Company in 2011, served the Company as a Staff Business Analyst and a Research Lead in 2011. In 2011, Ms. Shriver was paid $123,328. Ms. Shriver has been employed by the Company since 1977 and has been a Research Lead since May 2011. Mr. Byrd first became an executive officer of the Company in November 2007. Ms. Shriver’s compensation falls within the Company’s guidelines regarding the “pay for performance”

philosophy and is consistent with the terms of the Company programs governing that element of compensation.

No reporting relationship exists between Ms. Shriver and Mr. Byrd. Pursuant to the terms of the Policy, the Corporate Governance Committee ratified and approved the Company’s payment of Ms. Shriver’s 2011 compensation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors to file initial reports of ownership and reports of changes in ownership of the Company’s common stock with the SEC and the NYSE. The Company makes these filings for the convenience of the executive officers and directors. To the Company’s knowledge, for the fiscal year ended December 31, 2011, all Section 16(a) filing requirements applicable to its executive officers and directors were satisfied except one Form 4 filing on the same date for each of the following executives which was filed late due to an administrative error: Anthony J. Alexander, Mark T. Clark, Charles E. Jones, Jr., James H. Lash, Donald R. Schneider, and Leila L. Vespoli, each containing two transactions, and Lynnette M. Cavalier and Gary R. Leidich, each containing one transaction.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No members of the Compensation Committee meet the criteria to be considered for an interlock or insider participation.

AUDIT COMMITTEE REPORT

The Audit Committee (later referred to in this section as the Committee) of the Board of Directors of the Company is charged with assisting the full Board in fulfilling the Board’s oversight responsibility with respect to the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Committee acts under a written charter that is reviewed annually, revised as necessary, and is approved by the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. In performing its review, the Committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements.

The Committee reviewed and discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, their opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. This discussion covered the matters required by Statement on Auditing Standards No. 61, “Communication With Audit Committees,” as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants, including its judgments as to the propriety of the application of accounting principles by the Company.

The Committee received the written disclosures and the letter from the independent registered public accounting firm regarding their independence from the Company as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and discussed that matter with the independent registered public accounting firm.

The Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope, plans, and results of their respective audits. The Committee met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting process.

Based on the above reviews and discussions conducted, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

Audit Committee: Ernest J. Novak, Jr. (Chair), Paul T. Addison, Catherine A. Rein, George M. Smart

Audit Fees

The following is a summary of the fees paid by the Company to its independent registered public accounting firm, PricewaterhouseCoopers LLP, for services provided during the years 2011 and 2010:

PricewaterhouseCoopers LLP billed the Company an aggregate of $7,675,087 in 2011 and $6,185,000 in 2010 in fees for professional services rendered for the audit of the Company’s financial statements and the review of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q, services that are normally provided in connection with statutory and regulatory filings or engagements, or non-audit services as noted below.

	Fees for Audit Year 2011	Fees for Audit Year 2010
Audit Fees	$7,364,921	$5,503,000
Audit Related Fees	$287,600	$548,000
Tax Fees	$22,566	$134,000
All Other Fees	$0	$0

	$7,675,087	$6,185,000

The Committee has considered whether any non-audit services rendered by the independent registered public accounting firm are compatible with them maintaining their independence. The Committee, in accordance with its charter and in compliance with applicable legal and regulatory requirements promulgated from time to time by the NYSE and SEC, has a policy under which the independent registered public accounting firm cannot be engaged to perform non-audit services that are prohibited by these requirements. The policy further states that any engagement of the independent registered public accounting firm to perform other audit-related or any non-audit services must have approval in advance by the Chairman of the Committee upon the recommendation of the Vice President, Controller and Chief Accounting Officer. Such approved engagement is then presented to the Committee at its next regularly scheduled meeting. All services provided by PricewaterhouseCoopers LLP in 2011 and 2010 were pre-approved.

ITEMS TO BE VOTED ON

Item 1 — Election of Directors

You are being asked to vote for the following 14 nominees to serve on the Board for a term expiring at the Annual Meeting of Shareholders in 2013 and until their successors shall have been elected: Paul T. Addison, Anthony J. Alexander, Michael J. Anderson, Dr. Carol A. Cartwright, William T. Cottle, Robert B. Heisler, Jr., Julia L. Johnson, Ted J. Kleisner, Donald T. Misheff, Ernest J. Novak, Jr., Christopher D. Pappas, Catherine A. Rein, George M. Smart, and Wes M. Taylor. Mr. Misheff was elected to the Board by the Board of Directors effective January 1, 2012, and is a nominee for election by shareholders at the Meeting. Mr. Pappas was elected to the Board by the Board of Directors effective September 20, 2011, and is a nominee for election by shareholders at the Meeting. Mr. Misheff and Mr. Pappas were recommended as directors by one of our independent Directors.

The section of this proxy statement entitled “Biographical Information on Nominees for Election as Directors” provides biographical information for all nominees for election at the Meeting. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason, shares represented by the appointed proxies will be voted either for a lesser number of directors or for another person selected by the Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed proxies will be voted for that person who, if elected, will serve when able to do so.

Pursuant to the Company’s Amended Regulations, at any election of directors, the persons receiving the greatest number of votes are elected to the vacancies to be filled. Last year, your Board amended your Corporate Governance Policies to provide that in an uncontested election of directors (i.e., an election where the only nominees are those recommended by the Board), any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will promptly tender his or her resignation to the Corporate Governance Committee following certification of the shareholder vote. The Corporate Governance Committee will promptly consider the tendered resignation and will recommend to the Board whether to accept or reject the tendered resignation no later than 60 days following the date of the shareholders’ meeting at which the election occurred. In considering whether to accept or reject the tendered resignation, the Corporate Governance Committee will consider factors deemed relevant by the committee members, including the director’s length of service, the director’s particular qualifications and contributions to the Company, the reasons underlying the majority withheld vote, if known, and whether these reasons can be cured, and compliance with stock exchange listing standards and the Corporate Governance Policies. The Board will act on the Corporate Governance Committee’s recommendation no later than at its next regularly scheduled board meeting.

This Item 1 asks that you vote “FOR” the 14 nominees named in this proxy statement to serve on the Board.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 1.

Item 2 — Ratification of the Appointment of the Independent Registered Public Accounting Firm

You are being asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to examine the books and accounts of the Company for the 2012 fiscal year. A representative of PricewaterhouseCoopers LLP is expected to attend the Meeting and will be available to respond to appropriate questions, and have an opportunity to make a statement if he or she wishes to do so. Refer to the Audit Committee Report in this proxy statement for information regarding services performed by, and fees paid to, PricewaterhouseCoopers LLP during the years 2010 and 2011.

This Item 2 asks that you vote “FOR” the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 2.

Item 3 — Advisory Vote to Approve Named Executive Officer Compensation

Your Board’s recommendation for a “one year” vote frequency for the advisory vote on named executive compensation was approved by a majority of votes cast by the Company’s shareholders at last year’s Annual Meeting. Consequently, your Board has determined that advisory votes on executive compensation will be submitted to shareholders annually until the next required shareholder vote on this matter.

The primary objectives of the Company’s executive compensation program are to attract, motivate, retain, and reward the talented executives who we believe can provide the performance and leadership we need to achieve success in the highly complex energy services industry. Our executive compensation program is centered on a pay-for-performance philosophy and is aligned with the long-term interests of our shareholders. See the “Compensation Discussion and Analysis” section of this proxy statement.

The following proposal provides shareholders the opportunity to cast an advisory, non-binding vote on compensation for the named executive officers (later referred to as the NEOs, as further described in the CD&A) by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Exchange Act.

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the FirstEnergy Corp. NEOs, as such compensation is disclosed pursuant to the compensation disclosure rules of the SEC, including the CD&A, the compensation tables, and the other related narrative executive compensation disclosure contained in this proxy statement.”

Your Board recommends that shareholders vote “FOR” approval of the compensation program for our NEOs as described in the CD&A and the compensation tables and otherwise in this proxy statement. As discussed in the CD&A contained in this proxy statement, the Compensation Committee believes that the executive compensation for 2011 is reasonable and appropriate, is justified by the performance of the Company in an extremely difficult environment, and is the result of a carefully considered approach.

We believe that the quality, skills, and dedication of our executive officers, including our NEOs, are critical elements in our ongoing ability to positively affect our operating results and enhance shareholder value. See the “Compensation Discussion and Analysis” section of this proxy statement. We measure success based on earnings, shareholder return, operational excellence, and safety. A significant portion of executives’ actual compensation is based on corporate and business unit performance as defined by financial and operational measures directly linked to short-term and long-term results for key stakeholders, including shareholders and customers. Meeting or exceeding our goals in these key areas is reflected in the compensation of our NEOs and other executives.

The compensation philosophy is reviewed annually to ensure it continues to align with our goals and shareholder interests and offers competitive levels of compensation. To achieve our goals, we offer a total compensation package to all executives, including our NEOs, that:

•

Is targeted at or near the market median of our peer group of energy services and general industry companies with the opportunity for executives to achieve above-median compensation for strong corporate and individual performance and the consequence of earning below-median compensation if corporate and/or business unit financial or operational performance do not meet target levels,

•	Fosters and supports a “pay-for-performance” culture to reward individual, business unit, and corporate results,

•	Takes into account internal equity considerations,

•	Aligns management’s interests with the long-term interests of our shareholders, and

•	Is comprised of a mix of the following elements of compensation:

•	Base salary: fixed element of compensation payable throughout the year,

•	Short-Term Incentive Program (later referred to as the STIP): entirely performance-based variable cash compensation payable annually,

•	Long-Term Incentive Program (later referred to as the LTIP) which consists of:

•

Performance shares: entirely performance-based variable equity compensation which is denominated in stock and settled in cash at the end of a three-year performance period if pre-established performance levels are achieved, and

•

Performance-adjusted Restricted Stock Units (later referred to as RSUs): partially performance-based equity compensation which settles in shares of our common stock at the end of a three-year performance period,

•	Retirement benefits and limited perquisites,

•	Severance and change in control (later referred to as CIC) benefits, and

•	Discretionary awards granted for purposes of recruitment, retention, and special recognition.

Within the incentive component of our compensation program, short-term incentive opportunities for each executive, including the NEOs, are linked to annual performance results based on a combination of corporate and business unit goals; while long-term incentive opportunities are based on both our absolute performance and our performance relative to other energy services companies over a three-year period, thereby encouraging the accomplishment of goals that are intended to increase long-term shareholder value.

Because your vote is advisory, it will not be binding upon the Board. However, your Board carefully considers shareholders’ opinions, and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Your Board recommends that you vote “FOR” approval of FirstEnergy’s executive compensation program as described in the CD&A and the compensation tables and otherwise in this proxy statement.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 3.

Item 4 —	Approval of Material Terms of Performance Goals under the FirstEnergy Corp. 2007 Incentive Plan as Required by Section 162(m) of the Internal Revenue Code

You are being asked to reapprove the material terms of the performance goals that determine the payment and may affect the vesting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, cash-based awards or other stock-based awards granted under the FirstEnergy Corp. 2007 Incentive Plan (later referred to as the Plan). This reapproval is required under the Internal Revenue Code of 1986, as amended (later referred to as the Code) and its regulations in order to preserve the Company’s federal income tax deduction when awards that qualify as “performance-based compensation” under the Code are granted to certain executive officers. Reapproval requires the favorable vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect. The material terms of the performance goals, which were originally approved by shareholders when the Plan was amended and restated in 2007, remain unchanged, and reapproval does not represent an enhancement to executive compensation.

Section 162(m) of the Internal Revenue Code and its related regulations (later referred to as Section 162(m)) sets limits on the Company’s federal income tax deduction for compensation paid in a taxable year to a “covered employee” under Section 162(m), which includes our chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer), as of the last day of the taxable year, whose compensation is reported in the Summary Compensation Table (later referred to as the SCT). Under Section 162(m), “qualified performance-based compensation,” which can include compensation from stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, cash-based awards or other stock-based awards that vest or become payable upon the achievement of performance goals, is not subject to this deduction limit if certain conditions are met. One of these conditions is shareholder approval of the material terms of the performance goals that are used to determine whether compensation is paid.

Effective May 15, 2007, shareholders approved the Plan (in the form of an amendment and restatement of the FirstEnergy Corp. Executive and Director Incentive Compensation Plan), including its performance goals. Section 162(m) requires the Company obtain reapproval of the material terms of the Plan’s performance goals every five years so that compensation paid under the Plan to covered employees may be eligible to qualify as

“performance-based compensation” under Section 162(m). If shareholders do not reapprove the material terms of the Plan’s performance goals, a portion of any future incentive compensation paid to the covered employees may not be deductible by the Company for federal income tax purposes.

The following summary of the material provisions of the Plan and its performance goals is not intended to be exhaustive and is qualified in its entirety by the terms of the Plan, a copy of which may be obtained by visiting our Internet site at www.firstenergycorp.com/financialreports or upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

Material Terms of the Performance Goals

The material terms of the performance goals for awards under the Plan consist of (i) the class of employees eligible to receive these awards; (ii) the types of business criteria on which the payouts for awards, or the vesting of awards, are based; and (iii) the maximum amounts of cash or shares that can be provided during a specified period to any employee for these types of awards under the Plan.

Eligible Class

Awards under the Plan may be made to any employee of the Company and its subsidiaries as designated by the Compensation Committee. Generally, all employees participate in the short-term incentive opportunities governed by the Plan and executives of the Company (approximately 600) currently participate in long-term incentive opportunities governed by the Plan.

Business Criteria

To determine the payments and/or the vesting of awards that will be subject to performance goals, the Compensation Committee may set performance goals over periods that it selects in advance. The performance goals are based on the attainment by the Company or its subsidiaries of specified levels of various measures, which may include, but are not limited to, net earnings or net income (before or after taxes), income, retained earnings, earnings per share, net sales or revenue growth, net operating profit or income, return measures (including return on assets, capital, invested capital, equity, sales or revenue), cash flow (including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), earnings before or after taxes, interest, depreciation and/or amortization, gross or operating margins, productivity ratios, share price (including growth measures and total shareholder return), costs or cost control, margins, operating efficiency, operating and maintenance cost management, demand-side management (including conservation and load management), market share, service reliability, energy production availability performance, results of customer satisfaction or employee satisfaction surveys, aggregate product price and other product price measures, working capital, economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital), management development, succession planning, shaping legislative and regulatory initiatives and outcomes, taxes, safety record, depreciation and amortization, total shareholder return, workforce hiring plan measures, air quality control project management, environmental, risk management, technology upgrade measures, financial contribution to earnings from special projects or initiatives, capital expenditures, generation output, power supply sourcing adequacy, results of asset acquisitions, results of asset divestitures, capitalization, credit metrics, credit ratings, compound growth rates (earnings, revenue, income from continuing operations, cash generation, etc.), generation outage duration, transmission outage duration, distribution outage duration, value creation, effective tax rate, financing flexibility, financing capability, and value returned to shareholders.

The Compensation Committee determines whether to measure performance under these business criteria in absolute terms or in comparison to the performance of other entities. Payments of awards are subject to pre-established, objective, business-related performance measures selected by the Compensation Committee. The

Compensation Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the performance measures specified above. The performance goals may include or exclude asset write-downs, litigation or claim judgments or settlements, the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, any reorganization and restructuring programs, extraordinary nonrecurring items as described in FASB ASC Topic 225 “Income Statement” and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s consolidated reports to the investment community or investor letters, acquisitions or divestitures, and foreign exchange gains and losses.

Maximum Amounts

No more than 500,000 shares subject to stock options and stock appreciation rights may be granted to any participant with respect to any Plan year. Awards of restricted stock, restricted stock units, and performance shares under the Plan are each limited to 250,000 shares per participant for any Plan year. The amount payable in cash in a Plan year to any participant pursuant to performance share awards cannot exceed an amount equal to the value of 250,000 shares determined as of the date of vesting. The maximum amount payable to any participant in a Plan year will be $5 million, except that the maximum amount of cash paid under a performance share award is as indicated above.

Other Features of the Plan

The Plan permits awards to be made to employees in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, cash-based awards or other stock-based awards that are not subject to the attainment of performance goals. Shareholders previously have approved these features of the Plan and are not being asked to reapprove these features at the Meeting. The number of shares of Company common stock that may be issued under the Plan is limited to 29,050,000, of which approximately 4.9 million shares remained available for grants as of March 9, 2012. Any remaining shares may be issued in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, or other stock-based awards. Shares purchased by the Company on the open market for issuance under the Plan are included in these totals. If an award lapses or is forfeited, the shares that would have been issued in connection with that award become available to be used for other awards. As of March 9, 2012, the market price of our common stock as reported on the NYSE was $44.71 per share.

The limitations on the number of shares issuable under the Plan and the number of shares issuable in connection with awards not yet exercised or paid are subject to appropriate adjustments in the event of a stock split, stock dividend, merger, reorganization, recapitalization or other types of corporate transactions. Each grant of stock options, stock appreciation rights, restricted stock, restricted stock units, cash-based awards and other stock-based awards is evidenced by an award agreement in which the Compensation Committee sets the specific terms and conditions governing the award.

The Plan may be terminated, amended, or modified at any time by the Board of Directors. However, any material amendment or revision to the Plan, including, but not limited to, an increase in the number of shares of the common stock that can be issued under the Plan, a change in the designation of the employees who can participate in the Plan, a material increase in either the cost of the Plan or the benefits to participants, or an extension of the period after the date of a grant during which stock options or stock appreciation rights may be exercised to more than ten years must be approved by shareholders.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 4.

Shareholder Proposals

Three shareholders have indicated their intention to present at the Meeting the following proposals for consideration and action by the shareholders. Your Board of Directors recommends that you vote “AGAINST” these shareholder proposals in Items 5 through 7 for the reasons noted in the Company’s opposition statements following each shareholder proposal.

Item 5 — Shareholder Proposal: Report on Coal Combustion Waste

The shareholder proposal requests that your Board prepare a report on your Company’s efforts to reduce environmental and health hazards associated with coal combustion waste. Your Company received a similar shareholder proposal in connection with the 2011 Annual Meeting and our shareholders voted against the proposal. Your Board of Directors recommends that you vote “AGAINST” this shareholder proposal.

As described further in the “2012 SHAREHOLDER PROPOSALS” section of this proxy statement, responsive to our shareholders and consistent with peers, your Company has recently expanded its environmental disclosures to include additional detailed information regarding coal combustion waste. Therefore, your Board believes that your Company has been responsive to its shareholders and that its expanded disclosures address the proponent’s proposal.

The proponent’s full resolution and proposal and your Board’s statement in opposition of this proposal can be found in the “2012 SHAREHOLDER PROPOSALS” section of this proxy statement.

Item 6 — Shareholder Proposal: Report on Coal-related Costs and Risks

The shareholder proposal requests that your Company issue a report on plans to reduce its exposure to coal-related costs and risks. Your Board of Directors recommends that you vote “AGAINST” this shareholder proposal.

As described further in the “2012 SHAREHOLDER PROPOSALS” section of this proxy statement, responsive to our shareholders and consistent with our peers, your Company has recently expanded its environmental disclosures to include detailed information regarding plans to reduce its exposure to coal-related costs and risks. Therefore, your Board believes that your Company has been responsive to its shareholders and that its expanded disclosures address the proponent’s proposal.

The proponent’s full resolution and proposal and your Board’s statement in opposition of this proposal can be found in the “2012 SHAREHOLDER PROPOSALS” section of this proxy statement.

Item 7 — Shareholder Proposal: Adopt Simple Majority Vote

The shareholder proposal requests that your Board take the steps necessary so that each shareholder voting requirement in our Amended Articles of Incorporation and Amended Regulations that calls for a greater than simple majority vote be changed to require a majority of the votes cast for and against the proposal, or a simple majority in compliance with applicable laws. Your Board of Directors recommends that you vote “AGAINST” this shareholder proposal.

As described further in the “2012 SHAREHOLDER PROPOSALS” section of this proxy statement, your Board believes the proposal may not be implemented under Ohio law, and that the limited supermajority voting requirements are appropriate and in the best interests of all shareholders.

The proponent’s full resolution and proposal and your Board’s statement in opposition of this proposal can be found in the “2012 SHAREHOLDER PROPOSALS” section of this proxy statement.

DIRECTOR QUALIFICATIONS AND REVIEW OF DIRECTOR NOMINEES

The Corporate Governance Committee, comprised entirely of independent directors, recommends Board candidates by identifying qualified individuals in a manner that is consistent with criteria approved by the Board. In consultation with the CEO, the Chairman, and the full Board, the Corporate Governance Committee searches for, recruits, screens, interviews, and recommends prospective directors to provide an appropriate balance of knowledge, experience, and capability on the Board. Assessment of a prospective Board candidate includes, at a minimum, consideration of diversity; age; background and training; business or administrative experience and skills; dedication and commitment; business judgment; analytical skills; problem-solving abilities; and familiarity with the regulatory environment. In addition, the Corporate Governance Committee may consider such other attributes as it deems appropriate, all in the context of the perceived needs of the Board or applicable committee at that point in time. Such attributes considered may include the following: (i) integrity, honesty, and accountability, with a willingness to express independent thought; (ii) successful leadership experience and stature in an individual’s primary field, with a background that demonstrates an understanding of business affairs as well as the complexities of a large, publicly held company; (iii) demonstrated ability to think strategically and make decisions with a forward-looking focus and ability to assimilate relevant information on a broad range of complex topics; (iv) being a team player with a demonstrated willingness to ask tough questions in a constructive manner that adds to the decision-making process of your Board; (v) independence; and (vi) ability to devote necessary time to meet director responsibilities.

Each year, the Corporate Governance Committee assesses the size and composition of the Board in light of the operating requirements of the Company and the current makeup of the Board, all in the context of the needs of the Board at a particular point in time. Each of the nominees listed below brings a strong and unique background and skill set to the Board, giving the Board as a whole competence and experience in a wide variety of areas necessary to oversee the operations of the Company. Each director contributes knowledge, experience, or skill in at least one domain that is important to the Company. For example, our directors possess experience in one or more of the following: management or senior leadership position that demonstrates significant business or administrative experience and skills; accounting or finance; the electric utilities or nuclear power industry; or other significant and relevant areas deemed by the Corporate Governance Committee to be valuable to the Company.

The Corporate Governance Committee believes that well-assembled Boards of Directors consist of a diverse group of individuals who possess a variety of complementary skills and experiences. It considers this variety of complementary skills in the broader context of the Board’s overall composition with a view toward constituting a Board that, as a body, possesses the appropriate skills, experience, attributes, and qualities required to successfully oversee the Company’s operations.

Neither the Corporate Governance Committee nor the Board has an established policy regarding the consideration of diversity in identifying director nominees. However, the Corporate Governance Committee recognizes that racial and gender diversity of the Board are an important part of its analysis as to whether the Board constitutes a body that possesses a variety of complementary skills and experiences. The Corporate Governance Committee also considers each individual nominee’s differences in point of view, professional experience, education, and other individual skills, qualities, and attributes that contribute to the optimal functioning of the Board as a whole.

The following paragraphs provide information about each director nominee, as of the date of this proxy statement. The information presented below includes each nominee’s specific experiences, qualifications, attributes, and skills that led the Corporate Governance Committee and the Board to the conclusion that he/she should serve as a Director of the Company.

Mr. Addison received an M.B.A. in Finance and General Business Administration from the Harvard University Graduate School of Business. His career included positions of increasing responsibility in the investment banking and financial services sector, culminating as the Managing Director of the Utilities Department at Salomon Smith Barney (Citigroup). This wealth of experience in the financial services sector makes Mr. Addison a strong contributor to the Company as the Chair of the Finance Committee of the Board.

Mr. Alexander received an undergraduate degree in accounting and a degree in law from The University of Akron. During his extensive forty year career at Ohio Edison Company and later FirstEnergy Corp., he has held executive leadership positions, including Executive Vice President and General Counsel, Chief Operating Officer, and currently President and Chief Executive Officer. He completed the Program for Management Development at the Harvard Graduate School of Business and the Reactor Technology Course for Utility Executives at the Massachusetts Institute of Technology. With this vast experience, Mr. Alexander brings to the Board of Directors an extraordinary understanding of the inner workings of the public utilities industry in general, and FirstEnergy Corp. in particular.

Mr. Anderson received an M.B.A. in Finance and Accounting from the Northwestern University Kellogg Graduate School of Management and was a Certified Public Accountant. He was an auditor for Arthur Young & Co., and participated in the Harvard Advanced Management Program. In 1996, he became President and Chief Operating Officer of The Andersons, Inc., and he is currently the company’s President, Chief Executive Officer, and Chairman. The skills and attributes related to Mr. Anderson’s experience in the accounting and executive management areas are invaluable assets for the Board and his participation on the Finance Committee.

Dr. Cartwright spent more than 18 years as a Chief Executive Officer of various large, non-profit organizations with direct oversight for strategic planning, program development, financial management, capital planning, and governmental affairs. During her more than 40 years of public higher education experience, she operated within an environment of government regulations and public accountability. She retired in 2006 as President of Kent State University and in 2011 as President of Bowling Green State University. This significant experience in the areas of financial management and capital planning, as well as her experience dealing with highly regulated entities, makes her a valuable resource to the Board and in her role as Chair of the Corporate Governance Committee.

Mr. Cottle is currently a consultant in the nuclear industry. He has extensive experience in the nuclear field and has held leadership positions at Entergy and Houston Lighting and Power, as well as with the Nuclear Regulatory Commission and the Tennessee Valley Authority. In addition, he previously served as Chairman, President, and CEO of STP Nuclear Operating Company. This nuclear industry experience is essential to our Board and the Nuclear Committee, of which Mr. Cottle is Chair.

Mr. Heisler graduated Cum Laude from Harvard University and received an M.B.A. from Kent State University. He has extensive experience in the investment management and financial services sector, culminating in high-level positions at KeyBank N.A., including Chairman of the Board and Chief Executive Officer. In addition, he brings administrative skills to the Board through his former role as Dean of the College of Business Administration and Graduate School of Management of Kent State University. In addition, he has experience serving on other public company boards. This expertise in financial services and administrative skills makes him a valuable member of the Board and strong member of our Finance Committee.

Ms. Johnson received her law degree from the University of Florida College of Law after graduating from the University of Florida with a Bachelor of Science in business administration. She is a former Chairman and Commissioner of the Florida Public Service Commission, which provided her with valuable insight into the electric utility industry. In her current position as President of NetCommunications, LLC, she develops strategies for achieving objectives through advocacy directed at critical decision makers. She previously served as Senior Vice President of Communications and Marketing at Milcom Technologies and also has additional public company board experience. Ms. Johnson’s extensive regulatory background, legal experience, and additional board experience qualify her to serve as a member of the Board.

Mr. Kleisner graduated from the University of Denver with a Bachelor of Science in business administration. He currently serves as the Chief Executive Officer and Chairman of the Board of Hershey Entertainment & Resorts Company. Mr. Kleisner has over 40 years of experience in management and executive leadership positions, including over 20 years of chief executive officer experience having served as President and Chief Executive Officer of Hershey Entertainment & Resorts Company and the Greenbrier Resort & Club Management Company. He has more than 30 years of experience in the areas of labor relations, collective bargaining, and union contract negotiations, both in the U.S. and abroad. Additionally, he has participated in numerous business and real estate developments in the U.S., Europe, and Asia. Mr. Kleisner is currently and has previously been a director of many business and charitable organizations. His numerous leadership and senior executive positions provide him with significant experience, both domestic and international, in developing and implementing corporate strategy and setting executive compensation benefits. Mr. Kleisner’s executive leadership positions and additional board experience have prepared him to respond to a multitude of financial and operational challenges. Mr. Kleisner’s vast business background and leadership skills make him well qualified to serve on the Board.

Mr. Misheff graduated from The University of Akron with a major in accounting and is a Certified Public Accountant. As the Managing Partner of the Northeast Ohio offices of Ernst & Young LLP, he advised many of the region’s largest companies on financial and corporate governance issues. He began his career with Ernst & Young LLP in 1978 as part of the audit staff and later joined the tax practice, specializing in accounting/financial reporting for income taxes, purchase accounting, and mergers and acquisitions. He has more than 30 years of experience performing, reviewing, and overseeing the audits of financial statements of a wide range of public companies. He also has served on numerous non-profit boards. Mr. Misheff’s vast financial and corporate governance experience, together with his extensive service to community organizations and business development groups, make him a strong member of the Board.

Mr. Novak graduated from John Carroll University with a major in accounting. He received his Masters in Accountancy from Bowling Green State University and is a Certified Public Accountant. During his long and distinguished career at Ernst & Young LLP, he held various positions including Coordinating Partner and Area Industry Leader, before retiring after 17 years as the Managing Partner of various Ernst & Young offices, most recently Managing Partner of the Cleveland Office. He has over 30 years of experience performing, reviewing, and overseeing the audits of financial statements of a wide range of public companies. Mr. Novak currently serves as chair of the audit committee of two other public companies. As a result of this extensive experience in the field of accounting and his broad financial expertise, Mr. Novak is the Company’s “Audit Committee Financial Expert” and Chair of the Audit Committee.

Mr. Pappas received an M.B.A. from the Wharton School, University of Pennsylvania and an undergraduate degree in Civil Engineering from the Georgia Institute of Technology. Mr. Pappas served in various leadership capacities at NOVA Chemicals, Dow Chemical, and DuPont Dow Elastomers and has also served on other public company boards. His executive and board experience has equipped him with leadership skills and the knowledge of board processes and functions. Additionally, Mr. Pappas’s general corporate decision-making and senior executive experience with a commodity-based business provides a useful background for understanding the operations of the Company. This experience qualifies him to serve as a member of the Board and the committees on which he serves.

Ms. Rein is a graduate of New York University Law School and served as general counsel of a Fortune 50 company. She was employed for many years in the highly regulated financial services industry, which provided her with a familiarity in dealing with the requirements imposed by regulatory agencies. Prior to her retirement from MetLife, Inc., she served in various high-level positions including Vice President, Human Resources and Senior Executive Vice President and Chief Administrative Officer, with responsibility for the Audit, Human Resources, Information Systems, Public Relations, Compliance, Procurement, and Facilities Management departments, among others. She also served as Chief Executive Officer of the Property and Casualty subsidiary of MetLife, Inc. Over the past 20 years, Ms. Rein has been a director of and has served on various board committees of three public companies, further enhancing her broad range of knowledge and extensive business and leadership experience. Her experience with regulated entities, along with her legal, business, and human resource knowledge make her a valuable asset to the Board and to the Compensation Committee, of which she serves as Chair.

Mr. Smart received an M.B.A. from the Wharton School, University of Pennsylvania, with a major in Marketing. He served as the President and Chief Executive Officer of Central States Can Co. from 1978 until 1993 and as Chairman of the Board and President of the Phoenix Packaging Corporation from 1993 until 2001. He retired as President of Sonoco Phoenix, Inc. in 2004. Over the past 25 years, Mr. Smart has been a director of and has served on various board committees of six public companies. This extensive corporate and CEO-level experience provides an excellent background for his current position as non-executive Chairman of the FirstEnergy Board.

Mr. Taylor received both Bachelor and Masters of Science degrees in Mechanical Engineering from Texas A&M University. He also completed the Advanced Management Program at the Harvard Graduate School of Business and the Reactor Technology Course for Utility Executives at the Massachusetts Institute of Technology. For more than 20 years, he served as the President of Dallas Power & Light and then TXU Generation, from which he retired in 2004. Mr. Taylor has experience serving on another public company’s board, in addition to his extensive executive experience, which provides a valuable point of view on the Company’s Board. He also served as Chair of the National Nuclear Accrediting Board from 1996 until 2003. This experience in the public utility industry and in the nuclear industry makes him well suited and invaluable in his current position on the Board and on the Nuclear Committee.

BIOGRAPHICAL INFORMATION ON NOMINEES FOR ELECTION AS DIRECTORS

Paul T. Addison — Age 65. Retired in 2002 as Managing Director in the Utilities Department of Salomon Smith Barney (Citigroup), an investment banking and financial services firm. Director of the Company since 2003.

Committees: Audit, Finance (Chair)

Anthony J. Alexander — Age 60. President and Chief Executive Officer since 2004 of the Company. He also is a Director of Ohio Edison Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company, Metropolitan Edison Company, Pennsylvania Electric Company, FirstEnergy Solutions Corp. and has been a Director of these companies during all or a portion of the past five years. In addition, he serves as a Director of many other subsidiaries of the Company. Director of the Company since 2002.

Michael J. Anderson — Age 60. President, Chief Executive Officer and Director since 1999 and Chairman of the Board since May 2009 of The Andersons, Inc., a diversified company with interests in the grain, ethanol, and plant nutrient sectors of U.S. agriculture, as well as in railcar leasing and repair, turf products production, and general merchandise retailing. He has been Chairman of the Board of Interstate Bakeries Corp. within the past five years. Director of the Company since 2007.

Committees: Finance, Nuclear

Dr. Carol A. Cartwright — Age 70. Retired in 2011 as President (a position held since 2009) of Bowling Green State University. Interim President of Bowling Green State University from July 2008 to January 2009. Retired in 2006 as President (a position held since 1991) of Kent State University. She is a Director of KeyCorp and PolyOne Corporation. Within the past five years, she was also a Director of the Davey Tree Expert Company. Director of the Company since 1997 and Director of Ohio Edison Company from 1992 to 1997.

Committees: Corporate Governance (Chair), Nuclear

William T. Cottle — Age 66. Retired in 2003 as Chairman of the Board, President, and Chief Executive Officer of STP Nuclear Operating Company, a nuclear operating company for the South Texas Project. Director of the Company since 2003.

Committees: Corporate Governance, Nuclear (Chair)

Robert B. Heisler, Jr. — Age 63. Retired in 2011 as Dean of the College of Business Administration and Graduate School of Management (a position held since 2008) of Kent State University. Special Assistant for Community and Business Strategies to the President of Kent State University from September 2008 to October 2008 and from 2007 to June 1, 2008. Interim Vice President for Finance and Administration of Kent State University from June 2008 to September 2008. Retired in 2007 as Chairman of the Board (a position held since 2001) of KeyBank N.A., the flagship banking entity within KeyCorp. Chief Executive Officer of the McDonald Financial Group from 2004 to 2007 and Executive Vice President of KeyCorp from 1994 to 2007. He is a director of TFS Financial Corporation and Myers Industries, Inc.. Director of the Company from 1998 to 2004 and since 2006.

Committees: Compensation, Finance

Julia L. Johnson — Age 49. President of NetCommunications, LLC, a national regulatory and public affairs firm focusing primarily on energy, telecommunications, and broadcast regulation, since 2000. She is a Director of American Water Works Company, Inc., MasTec, Inc., and NorthWestern Corporation. Director of the Company since 2011 and Director of Allegheny Energy, Inc. (merged with the Company in 2011) from 2003 to 2011.

Committees: Corporate Governance, Finance

Ted J. Kleisner — Age 67. Chairman since 2012 and Chief Executive Officer of Hershey Entertainment & Resorts Company, an entertainment and hospitality company, since 2007. President and Chief Executive Officer of Hershey Entertainment & Resorts Company from 2007 to 2010. President of CSX Hotels, Inc (d/b/a The Greenbrier) from 1988 to 2006 and President and Chief Executive Officer of The Greenbrier Resort & Club Management Company from 1988-2006. Director of the Company since 2011 and Director of Allegheny Energy, Inc. (merged with the Company in 2011) from 2001 to 2011.

Committees: Compensation, Nuclear

Donald T. Misheff — Age 55. Retired in 2011 as Managing Partner (a position held since 2003) of the Northeast Ohio offices of Ernst & Young LLP, a public accounting firm. Director of the Company since 2012.

Committees: Corporate Governance, Nuclear

Ernest J. Novak, Jr. — Age 67. Retired in 2003 as Managing Partner (a position held since 1998) of the Cleveland office of Ernst & Young LLP, a public accounting firm. He is a Director of BorgWarner, Inc. and A. Schulman, Inc. Director of the Company since 2004.

Committees: Audit (Chair), Finance

Christopher D. Pappas — Age 56. President and Chief Executive Officer of Styron LLC, a producer of plastics, latex and rubber, since 2010. President and Chief Executive Officer of NOVA Chemicals Corporation (“Nova Chemicals”) in 2009. President and Chief Operating Officer from 2008 to 2009, Chief Operating Officer from 2006 to 2008, and Senior Vice President & President, Styrenics from 2000 to 2006 for Nova Chemicals. Within the past five years, he was also a Director of Nova Chemicals. Director of the Company since 2011 and Director of Allegheny Energy, Inc. (merged with the Company in 2011) from 2008 to 2011.

Committees: Compensation, Finance

Catherine A. Rein — Age 69. Retired in March 2008 as Senior Executive Vice President (a position held since 1989) and Chief Administrative Officer (a position held since 2005) of MetLife, Inc., a provider of insurance and other financial services to individual and institutional customers. She is a Director of The Bank of New York Mellon Corporation. Director of the Company since 2001 and Director of GPU, Inc. (merged with the Company in 2001) from 1989 to 2001.

Committees: Audit, Compensation (Chair)

George M. Smart — Age 66. Non-executive Chairman of the FirstEnergy Board of Directors since 2004. Retired in 2004 as President (a position held since 2001) of Sonoco-Phoenix, Inc., a manufacturer of easy opening lids. He is a Director of Ball Corporation. Director of the Company since 1997, and Director of Ohio Edison Company from 1988 to 1997.

Committees: Audit, Corporate Governance

Wes M. Taylor — Age 69. Retired in 2004 as President (a position held since 1991) of TXU Generation, an owner and operator of electric generation and coal mines in Texas. He is a Director of Arch Coal, Inc. Director of the Company since 2004.

Committees: Compensation, Nuclear

SECURITY OWNERSHIP OF MANAGEMENT

The following table shows shares of common stock and common stock equivalents beneficially owned as of March 9, 2012, by each director, the NEOs, and all directors and executive officers as a group. None of the shares below are pledged by the directors or NEOs. Within 90 days of joining the Board, each director is required to hold a minimum of 100 shares of Company stock.

Name	Class of Stock	Shares Beneficially Owned(1)	Common Stock Equivalents(2)	Percent of Class(3)
Paul T. Addison	Common	21,732		*
Anthony J. Alexander	Common	718,777	42,382	*
Michael J. Anderson	Common	16,046		*
Dr. Carol A. Cartwright	Common	33,539		*
Mark T. Clark	Common	122,536	3,524	*
William T. Cottle	Common	18,875		*
Paul J. Evanson	Common	666,912		*
Robert B. Heisler, Jr.	Common	35,744		*
Julia L. Johnson	Common	6,354	22,479	*
Charles E. Jones, Jr.	Common	93,397	8,489	*
Ted J. Kleisner	Common	12,036	8,357	*
Gary R. Leidich	Common	95,931		*
Donald T. Misheff	Common	697		*
Ernest J. Novak, Jr.	Common	27,365		*
Christopher D. Pappas	Common	12,490	2,914	*
Catherine A. Rein	Common	42,697		*
George M. Smart	Common	45,945		*
Wes M. Taylor	Common	29,523		*
Leila L. Vespoli	Common	86,205	19,833	*
All Directors and Executive Officers as a Group (25 people)	Common	2,309,227	190,609	*	(3)

(1)

The amounts set forth in this column include (a) any shares with respect to which the executive officer or director may directly or indirectly have sole or shared voting or investment power, and (b) vested stock options with which the executive officer or director has the right to acquire beneficial ownership within 60 days of March 9, 2012, and are as follows: Alexander — 257,100 shares; Evanson — 666,348; and all directors and executive officers as a group — 941,123 shares. Unless otherwise noted, each individual or member of the group has sole voting and investment power with respect to the shares beneficially owned. The amounts for Mr. Alexander include 80,000 shares for two sons who share his residence and 219 shares in one son’s 401(K). Mr. Alexander disclaims beneficial ownership of such shares. The amounts for Mr. Jones include 7,321 shares in the 401(K) of his wife, for which he has shared voting and investment power.

(2)

The amounts set forth in this column represent equivalent units held in the Executive Deferred Compensation Plan and shares that have been deferred as equivalent units under the Allegheny Energy, Inc. Non-Employee Director Stock Plan and the Allegheny Energy, Inc. Amended and Restated Revised Plan for the Equity Compensation of Directors, as discussed in this proxy statement. The value of these shares is measured, in part, by the market price of the Company’s common stock.

(3)	The percentage of shares beneficially owned by each director or executive officer, or by all directors and executive officers as a group, does not exceed one percent of the class.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table shows all persons of whom the Company is aware who may be deemed to be the beneficial owner of more than five percent of shares of common stock of the Company as of December 31, 2011. This information is based solely on SEC Schedule 13G filings.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Common Shares Outstanding	Voting Power Number of Shares		Investment Power Number of Shares
			Sole	Shared	Sole	Shared
BlackRock, Inc.	25,198,402	6.03%	25,198,402	0	25,198,402	0
40 East 52nd Street, New York, NY 10022
Capital Research Global Investors (a division of Capital Research and Management Company), 333 South Hope Street, Los Angeles, CA 90071 (Capital Research Global Investors disclaims beneficial ownership of these shares)	25,685,228	6.1%	25,685,228	0	25,685,228	0
State Street Corporation, State Street Financial Center, One Lincoln Street, Boston, MA 02111 (State Street disclaims beneficial ownership of these shares)	31,193,444	7.5%	0	31,193,444	0	31,193,444

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the CD&A with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included (or incorporated by reference as applicable) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and proxy statement.

Compensation Committee: Catherine A. Rein (Chair), Robert B. Heisler, Jr., Ted J. Kleisner, Christopher D. Pappas, and Wes M. Taylor

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The Compensation Committee of the Board of Directors (later referred to as the Committee) oversees the compensation of our executives, including our NEOs. Pursuant to the Committee’s standard practice, during the first quarter of 2011, the Committee reviewed competitive benchmarking data, which was provided by the Committee’s independent consultant, Meridian Compensation Partners, LLC (later referred to as the consultant) regarding the compensation of our executives. Based on this review, the Committee implemented certain changes to our executive compensation program, as described below.

Positive Say on Pay Vote Result

In 2011, we received 95 percent shareholder support for our executive compensation programs under our first shareholder advisory vote. We believe this represents our shareholders’ concurrence that our executive compensation policies and programs provide appropriate levels of compensation, while also encouraging the achievement of our financial, strategic, and operational successes. Given the strong shareholder support for our executive compensation programs, no additional engagement efforts were undertaken and no core structural changes were made to our compensation programs as a result of the shareholder advisory vote. The Committee will continue to consider the outcome of the Company’s shareholder advisory votes when making future compensation decisions for the NEOs. The Committee also considers the shareholders’ perspective when establishing executive compensation program design and compensation levels.

Peer Group Update

Prior to 2011, the competitive benchmarking data provided by the consultant was based on a peer group comprised of entirely energy service companies. As a result of the completion of our merger with Allegheny Energy (later referred to as the Allegheny Merger), the Committee recommended, and the Board approved, incorporating general industry companies into our peer group beginning in 2011 based on 1) the Company’s increased size after the Allegheny Merger leading to its position as the second largest utility in the energy services peer group by revenue, 2) the increased competitive nature of our business, 3) the industries with which we compete for talent, and 4) consistency with other peer groups we utilize to benchmark broad-based benefits. The change in our peer group from only energy services companies to a blend of energy service and general industry companies resulted in an overall increase in the target compensation levels for positions held by certain of our NEOs of approximately 3 percent.

Compensation Adjustments for 2011

In 2011, after review of the competitive benchmarking data, the Committee recommended, and the Board approved, compensation increases generally based on executive performance levels and the competitive benchmarking data. The increases to base salary and incentive targets reflect the Committee’s desire to move compensation to market levels under a gradual approach and subsequent to the completion of the integration of Allegheny Energy. As such, adjustment to the STIP and LTIP incentive opportunities provided in 2011 reflected movement to the midpoint between the 2010 incentive targets and the 2011 competitive benchmarking data which resulted in below-median opportunities for our NEOs’ compensation. Additionally, at the Committee’s direction, NEOs’ total compensation increases for 2011 did not exceed single-digit percentages unless a promotion was involved. This approach positioned the NEOs lower within the range than would typically be appropriate for our NEOs based upon their performance, skills and experience. Adjustments to STIP and LTIP incentive targets provide only the opportunity to achieve increased compensation levels based on achieving planned financial and operational results in the future. The Committee’s intention at that time was to initiate the move of the NEO’s compensation opportunity toward the median of our peer group and continue that movement to the median of our peer group following the successful integration of Allegheny Energy.

Actual Pay for Performance Results for 2011

Actual compensation paid in 2011 was based on the achievement of the financial and operational results described below. In May 2011, management met with investors and financial analysts to discuss our expectations for achieving synergies related to the recently completed Allegheny Merger, growing our competitive business segment, and delivering consistent earnings, positive cash flow and an improved balance sheet. Due to the strong contributions of our NEOs, the Company successfully met its targets on each of these fronts in 2011.

Financial results in 2011 include:

•	Achieving normalized (non-GAAP) earnings per share (later referred to as EPS) of $3.64 — exceeding guidance provided to the financial community;

•

Successfully completing the merger with Allegheny Energy and exceeding our 2011 merger synergies target with $300 million in savings on a cash basis, including one-time cost savings and operational efficiencies;

•	Improving our financial flexibility and strengthening our balance sheet by reducing debt by $2.4 billion and providing a significant level of liquidity;

•	Generating $3.1 billion in cash from operations;

•	Achieving one-year total shareholder return (later referred to as TSR) of 26 percent; and

•	Preserving our dividend.

Key strategic and operational accomplishments in 2011 include:

•	Achieving excellent performance at our Davis-Besse and Beaver Valley Nuclear Power Stations and maintaining a continued focus on nuclear safety and reliability at all of our nuclear plants;

•

Continuing rapid growth of the retail business at our competitive subsidiary, FirstEnergy Solutions, by adding customers in recently deregulated markets in Pennsylvania, increasing our governmental aggregation business in Ohio and Illinois, and more than doubling our mass market customer count compared to 2010;

•	Successfully installing a new reactor head at the Davis-Besse Nuclear Power Station that is expected to further promote safe and reliable operation of the plant;

•

Energizing the Trans-Allegheny Interstate Line (TrAIL), a new 500-kV transmission line extending from Southwestern Pennsylvania to West Virginia to Northern Virginia, ahead of the scheduled in-service date;

•

Completing the integration of our electric transmission subsidiary, American Transmission Systems, Inc., into the PJM Interconnection, which we anticipate will result in greater operating efficiencies and more effective long-term planning for our electric system; and

•	Completing nearly $1 billion in asset sales during the year, including the sale of the Fremont Energy Center, a partial interest in the Signal Peak coal mine, and the Richland and Stryker plants.

As a result of these financial and operational achievements, our NEOs earned payments under our STIP and the RSU component of our LTIP as described below. The Performance Share component of the LTIP, which is based on the three-year TSR, did not meet the threshold performance level; and, therefore, no payments were earned.

The following table represents a summary of actual base salary, STIP and LTIP paid to the NEOs based on Company performance in 2011:

			LTIP
	Base Salary	STIP	Performance Shares	Performance- Adjusted RSUs	Total Actual Compensation
Anthony J. Alexander	$1,340,000	$2,872,416	$0	$3,076,165	$7,288,581
Mark T. Clark	$678,269	$1,021,921	$0	$574,980	$2,275,170
Leila L. Vespoli	$554,231	$737,153	$0	$574,980	$1,866,364
Charles E. Jones Jr.	$537,115	$564,891	$0	$482,761	$1,584,767
Gary R. Leidich	$650,000	$912,665	$0	$906,026	$2,468,691
Paul J. Evanson(1)	$262,615	$375,862	$0	$0	$638,477

(1)	Mr. Evanson’s data represents prorated payouts based on his retirement (described later) and only represents amounts paid after consummation of the merger.

Based upon the earned base salary and incentive compensation payouts relative to the competitive benchmarking data, total actual compensation paid to our NEOs as shown above was below the 50th percentile level for our peer group in 2011 despite the successful completion of the Allegheny Merger and the financial and operational achievements described earlier.

Pay Opportunities vs. Actual Pay Realized

The actual total compensation paid in 2011 shown above contrasts with the total compensation shown later in the SCT which includes the value of LTIP awards granted in 2011 that will not be paid until 2013, if earned, as compared to the value of the LTIP actually paid in 2011. Also in 2011, our NEOs (except Mr. Evanson) were provided special retention grants of restricted stock and stock options (later referred to as Retention Awards) shown in the Stock Awards and Option Awards columns of the SCT. These Retention Awards are described in more detail below but are time- and performance-based and vest at certain future dates if the applicable conditions are satisfied. The inclusion of the grant date value of these Retention Awards in the SCT results in significant increases in compensation for our NEOs as compared to past years. However, these Retention Awards are one-time in nature, represent the successful timely completion of the Allegheny Merger, provide an incentive to drive a successful merger integration, and further align the NEOs potential compensation with the Company’s long-term operational and financial performance and shareholder return. Additionally, the SCT includes the present value of the change in the value of the pension which is heavily influenced by changes in the discount rate from year to year.

Specific Plan Design Changes Implemented in 2011

In 2011, we modified our performance share program to 1) reduce the threshold payout of 50 percent at the 40th percentile to 25 percent at the 25th percentile or 2) provide a payout of 25 percent if the Company’s three-year EPS actual performance result meets or exceeds the average of the three-year target level set for EPS. This additional opportunity provides executives the ability to achieve a minimal payout in the event strategic business decisions designed to increase long-term shareholder return or uncontrollable market conditions hinder stock price performance relative to the peer companies in the Edison Electric Institute’s (later referred to as EEI) Index of Investor-Owned Electric Utility Companies (later referred to as the EEI Index) described in the Performance Share section of this proxy statement.

Also in 2011, in response to changes in the competitive benchmarking data and overall executive compensation trends, we eliminated the bonus match previously provided under the FirstEnergy Corp. Savings Plan (later referred to as the Savings Plan), and the 20 percent incentive match on funds deferred into the stock accounts under the FirstEnergy Corp. Executive Deferred Compensation Plan (later referred to as the EDCP) and the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (later referred to as the DDCP). In 2011, we also made revisions to the CIC related benefits as described later in the CD&A.

Named Executive Officers

For 2011, our NEOs and their respective titles were as follows:

•	Anthony J. Alexander, President and Chief Executive Officer (later referred to as CEO)

•	Mark T. Clark, Executive Vice President and Chief Financial Officer (later referred to as CFO)

•	Leila L. Vespoli, Executive Vice President and General Counsel

•	Charles E. Jones Jr., Senior Vice President, FirstEnergy Corp. and President, FirstEnergy Utilities

•	Gary R. Leidich, Executive Vice President, Integration (Retired)

•	Paul J. Evanson, Executive Vice Chairman, FirstEnergy Corp., formerly Allegheny Energy’s CEO (Retired)

Messrs. Alexander and Clark are NEOs as a result of their positions with us during 2011. Ms. Vespoli and Messrs. Jones and Leidich were our three most highly compensated executive officers (other than our CEO and CFO) who were executive officers at the end of 2011. Mr. Leidich retired on December 31, 2011 in accordance with the terms of his employment agreement.

Mr. Evanson retired on May 31, 2011. Mr. Evanson had an employment agreement in place with Allegheny Energy (later referred to as the Evanson Allegheny Agreement) prior to the Allegheny Merger. Shortly after the Allegheny Merger was publicly announced, we entered into an employment agreement with Mr. Evanson (later referred to as the Evanson FirstEnergy Agreement) which superseded the Evanson Allegheny Agreement at the closing of the merger. However, the Evanson FirstEnergy Agreement preserved the benefits provided under the Evanson Allegheny Agreement and established the compensation levels for Mr. Evanson in his position as

Executive Vice Chairman of the Company. The Evanson Allegheny and Evanson FirstEnergy Agreements are collectively referred to later as the Evanson Agreements. Mr. Evanson is a NEO because the level of compensation under the Evanson FirstEnergy Agreement places him among the three most highly compensated executive officers in 2011. Due to the unique nature of the compensation and benefits provided to Mr. Evanson under the Evanson Agreements, in cases where aggregate data is presented to reflect the average data for the NEOs, Mr. Evanson’s compensation information is excluded to promote comparability.

In March 2012, we entered into an employment agreement with Mr. Alexander (later referred to as the Alexander Employment Agreement). The employment agreements are discussed in more detail in the narrative section following the Grants of Plan-Based Awards table.

Compensation Setting Process

Compensation Philosophy

We believe that the quality, skills, and dedication of our executive officers, including our NEOs, are critical elements in our ongoing ability to positively affect our operating results and enhance shareholder value. The primary objectives of our executive compensation program are to attract, retain, and reward talented executives who we believe can provide performance and leadership, and also drive our success in the highly complex energy services industry. We measure their success based on financial performance, shareholder return, operational excellence, and safety.

We generally target our NEOs’ compensation at or near the median of our peer group and utilize a range of 80 to 120 percent of that median to reflect 1) the NEO’s individual performance, 2) the NEO’s experience and future potential to play an increased leadership role in the Company, and 3) our desire to retain the NEO. These factors are not weighted or part of a formula, but rather provide the Committee with the latitude to make adjustments to compensation based on a combination of any or all of these factors.

Our incentive plans also provide the opportunity for our NEOs to achieve above-median compensation for strong corporate and individual performance. On the other hand, if financial or operational performance does not meet specific targets, the consequence is earning below-median compensation. A significant portion of our NEOs’ actual compensation is based on corporate and business unit performance as defined by financial and operational measures directly linked to short-term and long-term results for key stakeholders, including shareholders and customers. Meeting or exceeding our goals in these key areas is reflected in the actual compensation paid to our NEOs and other executives.

We review our compensation philosophy annually to ensure it continues to align with our goals and shareholder interests and offers competitive levels of compensation. To achieve our goals, we offer a total compensation package to all executives, including our NEOs, that:

•

Is targeted at or near the 50th percentile of our peer group of energy services and general industry companies (described below) with the opportunity for executives to achieve above-median compensation for strong corporate and individual performance and the consequence of earning below-median compensation if corporate and/or business unit financial or operational performance do not meet target levels;

•	Fosters and supports a “pay-for-performance” culture to reward individual, business unit, and corporate results;

•	Takes into account internal equity considerations;

•	Aligns management’s interests with the long-term interests of our shareholders; and

•	Is comprised of a mix of the following elements of compensation:

•	Base salary: fixed element of compensation payable throughout the year,

•	STIP: entirely performance-based variable cash compensation payable annually,

•	LTIP which consists of:

•

Performance shares: entirely performance-based variable equity compensation which is denominated in stock and settled in cash at the end of a three-year performance period if pre-established performance levels are achieved, and

•

Performance-adjusted RSUs: partially performance-based equity compensation which is adjusted based on the achievement of pre-established performance levels and settled in shares of our common stock at the end of a three-year performance period,

•	Retirement benefits and limited perquisites,

•	Severance and CIC benefits, and

•	Discretionary awards granted for purposes of recruitment, retention, and special recognition.

Within the incentive component of our compensation program, the STIP opportunity for each executive is linked to key performance indicators (later referred to as KPIs) based on a combination of financial and operational goals at the corporate and business unit level; while the LTIP opportunity is based on our absolute performance and our performance relative to other energy services companies over a three-year period thereby encouraging the accomplishment of goals that are intended to increase long-term shareholder value.

We believe that shareholder value is impacted not only by financial measures but also by operational measures. Under our compensation design, the percentage of pay based on performance increases as an executive’s responsibilities increase. Thus, executives with greater responsibilities for the achievement of corporate performance targets are impacted more negatively if those goals are not achieved, and conversely receive a greater reward if the goals are met or surpassed. All of the 2011 financial and operational KPIs for our NEOs are described below.

Compensation Committee

The Committee is responsible for overseeing compensation for our executive officers, including our NEOs. The Committee’s role in setting compensation is to make recommendations to the Board for establishing appropriate base salary and incentive compensation for our executive officers, including our NEOs, in accordance with our compensation philosophy while also aligning our executives’ interests with Company and business unit performance, business strategies, and growth in shareholder value. The Committee is further responsible for administering our compensation plans in a manner consistent with these objectives. In this process, the Committee evaluates information provided by our CEO, as discussed below, and the consultant, and relies on the consultant’s expertise in benchmarking and familiarity with competitive compensation practices in the energy services and general industry sectors. The Committee reviews the mix of compensation and the components of compensation individually and in the aggregate. The Committee also reviews current and previously awarded but unvested compensation through the use of tally sheets and accumulated wealth summaries as discussed later in this section.

With respect to our CEO’s compensation, the Committee also annually:

•	Reviews, determines, and recommends to the Board the Company’s goals and objectives with respect to CEO compensation, and

•

Makes compensation recommendations to the Board for its approval based upon the Board’s evaluation of our CEO’s performance, the competitive benchmarking data provided by the consultant, and our desire to retain the CEO.

Consultant

As noted above, the Committee employs an independent external compensation consultant at the Company’s expense. The consultant reports directly to the Committee and does not provide additional services to the Company. Consistent with NYSE rules, the Committee has the sole authority to retain and dismiss the consultant and to approve the consultant’s fees. The consultant provides advice, independent of management, to the Committee with respect to executive and director compensation. The Committee retains the consultant based upon its expertise, independence, and familiarity with the compensation practices in energy services and general industry companies. In 2011, the Committee met with the consultant without management present in an executive session of each regularly scheduled Committee meeting. The Committee engages the consultant to provide an annual review of executive compensation practices of companies in our peer group including a benchmarking analysis of base salary and short- and long-term incentive targets of the companies with which we compete for executive talent. In addition, the Committee may, from time to time, request advice from the consultant concerning the design, communication, and implementation of our incentive plans and other compensation programs. The services provided by the consultant to the Committee in 2011 included:

•	Reviewing our compensation philosophy including the alignment of our executive compensation practices with that compensation philosophy;

•	Reviewing the peer group;

•	Benchmarking and analysis of competitive compensation practices for executives and directors within our industry and peer group;

•	Reviewing potential retention tools for key executives;

•	Reviewing the description of our executive compensation practices in our annual proxy statement in light of the SEC’s requirements and apprising the Committee of necessary changes;

•	Reviewing share ownership guidelines;

•	Reviewing LTIP plan design;

•	Reviewing the CIC benefits to ensure alignment with our compensation philosophy and competitive practice;

•

Calculating quarterly TSR relative to the companies in the EEI Index described in the Performance Share section of this proxy statement. This group of companies is used to measure our performance over a three-year performance period for the performance share component of the LTIP only; and

•	Informing the Committee of market trends and current issues with respect to executive compensation.

Benchmarking

Competitive benchmarking data serve as a foundation for the Committee’s compensation recommendations. In 2011, at the Committee’s request, the consultant compared our executive compensation against an equally weighted blend of 24 energy services and 77 general industry companies. The general industry companies were selected based primarily on similar revenue scope and/or geographic location. The Committee evaluated the competitive benchmarking information to determine the components of our compensation package, individually and in the aggregate, relative to the 50th percentile for our peer group on a size-adjusted basis as described below. The competitive benchmarking data provided was based on compensation levels as of April 1, 2010. The median revenue was $10.3 billion for the utility peer group and $12.9 billion for the general industry peer group as compared to the Company’s projected revenue following the Allegheny Merger of $16 billion.

Targeted base salary and short-term and long-term incentive opportunities for our NEOs were compared to the opportunities offered to executives holding similar roles in 2011 at companies in our peer group. Since our annual revenue was larger than the annual revenue of a typical firm in the peer group, the results were size-adjusted using regression analysis to determine market values of compensation that relate more closely to our revenue size. Regression analysis in this context is a statistical technique used to estimate market compensation levels based on the relationship between compensation and revenue size for the underlying market data.

In 2011, the data provided to the Committee by the consultant indicated total compensation including actual base salary, and short- and long-term incentive targets, for our NEOs were approximately 20 percent below the 50th percentile of our peer group.

The energy services companies within our peer group in 2011 were as follows:

AMEREN CORP	DUKE ENERGY CORP	PEPCO HOLDINGS INC
AMERICAN ELECTRIC POWER CO INC	EDISON INTERNATIONAL	PG&E CORP
CENTERPOINT ENERGY INC	ENERGY FUTURE HOLDINGS CORP	PPL CORP
CMS ENERGY CORP	ENTERGY CORP	PROGRESS ENERGY INC
CONSOLIDATED EDISON INC	EXELON CORP	PUBLIC SERVICE ENTERPRISE GROUP INC
CONSTELLATION ENERGY GROUP INC	INTEGRYS ENERGY GROUP, INC	SEMPRA ENERGY
DOMINION RESOURCES INC	NEXTERA ENERGY	SOUTHERN CO
DTE ENERGY CO	NISOURCE INC	XCEL ENERGY INC

The general industry companies within our peer group in 2011 are as follows:

3M CO	GOODYEAR TIRE & RUBBER CO	PARKER HANNIFIN CORP
ABBOTT LABORATORIES	H J HEINZ CO	PPG INDUSTRIES INC
AIR PRODUCTS & CHEMICALS INC	HALLIBURTON CO	PRAXAIR INC
ALCOA INC	HESS CORP	PROGRESSIVE CORP
ALTRIA GROUP, INC.	HONEYWELL INTERNATIONAL INC	QWEST COMMUNICATIONS INTL INC
AUTONATION, INC.	ILLINOIS TOOL WORKS INC	RAYTHEON CO
AVON PRODUCTS INC	INGRAM MICRO INC	REYNOLDS AMERICAN INC
BAXTER INTERNATIONAL INC	INTERNATIONAL PAPER CO	RR DONNELLEY & SONS CO
BRISTOL MYERS SQUIBB CO	ITT CORP	SAIC, INC.
BURLINGTON NORTHERN SANTA FE CORP	JACOBS ENGINEERING GROUP INC	SARA LEE CORP
CATERPILLAR INC	JOHNSON CONTROLS INC	SCHLUMBERGER LTD
COLGATE PALMOLIVE CO	KBR, INC.	SHERWIN WILLIAMS CO
COMPUTER SCIENCES CORP	KELLOGG CO	SUN MICROSYSTEMS, INC.
CONAGRA FOODS INC	KIMBERLY — CLARK CORP	SUNOCO INC
CUMMINS INC	L 3 COMMUNICATIONS HOLDINGS INC	TEXAS INSTRUMENTS INC
DEAN FOODS CO	MARRIOTT INTERNATIONAL INC	TEXTRON INC
DEERE & CO	MASCO CORP	TRW AUTOMOTIVE HOLDINGS CORP
DELPHI CORP	MEDTRONIC INC	TYSON FOODS INC
DEVON ENERGY CORP	MOSAIC CO	UNION PACIFIC CORP
EASTMAN KODAK CO	MURPHY OIL CORP	VIACOM INC.
EATON CORP	NAVISTAR INTERNATIONAL CORP	VISTEON CORP
ELI LILLY & CO	NORFOLK SOUTHERN CORP	WASTE MANAGEMENT INC
EMC CORP	OCCIDENTAL PETROLEUM CORP	WHIRLPOOL CORP
EMERSON ELECTRIC CO	ONEOK INC	WYETH
GENERAL MILLS INC	OWENS CORNING	XEROX CORP
GENUINE PARTS CO	PACCAR INC

Role of Executive Officers in Determining Compensation

The CEO makes recommendations to the Committee with respect to the compensation of the NEOs (other than himself) and other executives including those identified as Section 16 Insiders under the Exchange Act. The CEO possesses insight regarding individual performance levels, degree of experience, future promotion potential, and our intentions in retaining particular senior executives. In all cases, the CEO’s recommendations are presented to the Committee for review based on the competitive benchmarking data provided by the consultant.

The Committee may, however, elect to modify or disregard the CEO’s recommendations. In 2011, the CEO provided recommendations to the Committee regarding executive compensation levels. After review and discussion, the Committee decided to move compensation to market levels based on the Company’s increased revenue scope and the blended peer group under a gradual approach as described above.

Neither the CEO nor any other NEO makes recommendations for setting his or her own compensation. The recommendation of the CEO’s compensation to be presented to the Board is determined in Committee meetings during an executive session with only the consultant and the Committee members present.

The CEO, the other NEOs, and our other senior executives play a role in the early stages of design and evaluation of our compensation programs and policies and setting KPIs. Because of their extensive familiarity with our business and corporate culture, these executives are in the best position to suggest programs and policies that will engage employees and provide effective incentives to produce outstanding financial and operating results for the Company and our shareholders. Additionally, these executives are the most appropriate individuals to recommend KPIs for the Committee to recommend to the Board for approval, based on their experience and knowledge of our financial and operational objectives.

Tally Sheets and Accumulated Wealth

In the first quarter of each year, the Committee is provided with a comprehensive summary of all components of total compensation, including base salary, health and welfare benefits, current year STIP and LTIP grants, earnings on deferred compensation, Company matching contributions to the Savings Plan, financial and tax planning benefits, limited personal use of the Company aircraft, if applicable, and STIP and LTIP payouts (actual and projected, as appropriate) for the current year as well as under several termination scenarios (i.e., voluntary resignation, retirement, involuntary separation, termination following a CIC, death, and termination for cause) for the NEOs. The primary purpose of these tally sheets is to summarize in one place the individual elements of each NEO’s compensation and the estimated value of compensation that would be received by the NEO in the event of a termination of employment to enable the Committee to determine whether total compensation provided and such potential payouts are appropriate.

The Committee also reviews a report for the NEOs which provides a historical summary of accumulated wealth for each NEO. The report shows granted and realized compensation by component of compensation: base salary, STIP and LTIP payouts and unvested grants, realized values of exercised options, and the value of discretionary awards.

Based on its review of the tally sheets and summary of accumulated wealth report, the Committee determined that the total compensation provided (and, in the case of termination scenarios, the potential payouts) remained consistent with our compensation philosophy. Accordingly, in 2011, the Committee did not make any adjustments to compensation or programs in light of the review of these reports.

Elements of Compensation

The percentage of total compensation allocated to each component: base salary, STIP, and LTIP is determined by the Committee and consistent with the compensation mix used by the companies in our peer group at the 50th percentile. The mix of compensation components is used to provide the NEOs with opportunities to earn compensation through a variety of vehicles, both fixed and performance-based. The mix is designed to facilitate the retention of talented executives, recognize the achievement of short-term goals, reward long-term results, and encourage equity ownership. The LTIP consists of performance shares and performance-adjusted RSUs, each of which accounts for approximately 50 percent of the total LTIP opportunity, in order to encourage the achievement of performance measures (absolute and relative to our peers) over a three-year period.

Compensation decisions made by the Committee regarding the individual components of compensation are considered in the aggregate and adjustments to the amounts of base salary, STIP, and LTIP targets are made concurrently to achieve the target total compensation level. We believe our success with ongoing recruitment efforts, including recent executive hires from the external market, and our relatively low executive turnover indicate that our compensation program is meeting the goal of providing competitive pay while targeting compensation at or near the 50th percentile level for our peer group.

The chart below represents the average percentage of each pay element at target levels provided to the NEOs in 2011 (excluding Mr. Evanson):

STIP and LTIP targets shown to the nearest whole percentage of base salary for our NEOs in 2011 were as follows:

		LTIP Target
	STIP Target	Performance Shares	Performance-Adjusted RSUs
Anthony J. Alexander	125%	200%	200%
Mark T. Clark	85%	93%	93%
Leila L. Vespoli	75%	93%	93%
Charles E. Jones Jr.	65%	89%	89%
Gary R. Leidich	80%	121%	120%
Paul J. Evanson	80%	0%	0%

The following chart converts the STIP and LTIP target percentages in 2011 shown above to a dollar value for each NEO.

			LTIP Target
	Base Salary	STIP Target	Performance Shares	Performance-Adjusted RSUs	Total
Anthony J. Alexander	$1,340,000	$1,675,000	$2,680,000	$2,680,000	$8,375,000
Mark T. Clark	$685,000	$582,250	$637,050	$637,050	$2,541,350
Leila L. Vespoli	$560,000	$420,000	$520,800	$520,800	$2,021,600
Charles E. Jones Jr.	$540,000	$351,000	$480,600	$480,600	$1,852,200
Gary R. Leidich	$650,000	$520,000	$786,500	$780,000	$2,736,500
Paul J. Evanson	$1,000,000	$800,000	$0	$0	$1,800,000

When allocating total compensation for the NEOs, LTIP targets are weighted more heavily to ensure executive and shareholder interests are aligned by linking payouts to performance measures that directly impact long-term shareholder value. Also, as described below, the LTIP is designed to encourage sustained performance levels. Additionally, because performance shares and RSUs are tracked in shares of our common stock, their value reflects changes in our stock price, further aligning our NEOs’ interests with the long-term interests of shareholders. LTIP awards granted in 2011 vest over three years, are primarily performance-based, and are subject to forfeiture or proration if employment is terminated prior to the end of the performance period (as shown in the 2011 Post-Termination Compensation and Benefits table later in this proxy statement). Mr. Alexander has the highest short- and long-term incentive target weightings because we believe a significant portion of our CEO’s compensation should be performance-based inclusive of long-term performance and sustainability of performance results.

Base Salary

The NEOs are paid a base salary to provide them with a fixed amount of cash compensation. The non-CEO NEOs’ base salaries are reviewed annually by the CEO, the Committee, and the Board. The CEO’s base salary is reviewed annually by the Committee and the Board. The consultant provides the Committee with the competitive benchmarking data at the 50th percentile of our peer group for each NEO’s position in January of each year.

Utilizing the competitive data for the peer group in accordance with the Committee’s intention to move the NEO’s compensation opportunity to the median of our peer group subsequent to the completion of the integration of Allegheny Energy, base salary increases for certain NEOs, effective March 4, 2012, were approved by the Board as follows: Mr. Clark — from $685,000 to $735,000; Ms. Vespoli — from $560,000 to $685,000; and Mr. Jones — from $540,000 to $600,000. Based on the competitive data, the 2012 compensation adjustments result in base salary for our NEOs as a group at 99% of the median level for comparable executives in our peer group, within the range of 80-120 percent of peer group median levels consistent with our compensation philosophy. The increases reflect the relationship of current compensation to the size-adjusted competitive data provided by the consultant based on our peer group and increased revenue scope after giving effect to the Allegheny Merger. The competitive benchmarking data provided was based on compensation levels as of April 1, 2011. While the competitive data is used as the foundation for setting compensation levels, consideration in determining the base salary adjustments were also given to individual performance and experience, historical compensation adjustments, and the tenure of the NEO.

The increases for Mr. Clark and Ms. Vespoli were based on movement to the median of the competitive base salary data to reflect sustained exceptional performance. The increase for Mr. Jones was based on the increased scope of work within the FirstEnergy Utilities organization after the Allegheny Merger including the successful integration of the former Allegheny Energy assets and employees.

Short-Term Incentive Program

The STIP provides annual cash awards to executives whose contributions support the achievement of our financial and operational KPIs. The STIP supports our compensation philosophy by linking KPIs to business strategy and objectives. As such, executive awards are directly connected to KPIs associated with Company and business unit success.

The Committee annually reviews STIP target opportunity levels for the NEOs, which are expressed as a percentage of base salary. During the first quarter of each year, adjustments to STIP target opportunity levels for the current year are made when appropriate and warranted by competitive market practices. The STIP targets executive payouts at or near the median target payout of our peer group with the potential to achieve total cash compensation above the median target payout of the peer group if our performance is superior. However, the STIP payout may be zero if our performance is below threshold. As an executive’s responsibility increases, a greater percentage of his or her annual incentive is linked to our Company’s financial performance, rather than operational business unit performance. Executives are evaluated based on KPIs applicable to the Company and their responsibilities within our organization. In 2012, based on the Committee’s recommendation, the Board approved moving the STIP targets to the median levels within our peer group. It is important to note, these adjustments to STIP incentive targets provide only the opportunity to achieve increased compensation levels based on achieving planned financial and operational results in the future. The STIP target incentive opportunity increases were provided for certain NEOs as follows: Mr. Alexander from 125 percent to 130 percent, Ms. Vespoli from 75 percent to 80 percent, and Mr. Jones from 65 percent to 70 percent.

2011 KPI Weightings

The weightings of financial and operational KPIs are determined by the Committee and approved by the Board at the beginning of each year. Awards for the STIP based on financial KPIs range from 50 percent of target for performance at threshold to 200 percent of target for performance at stretch. Awards for the STIP based on operational KPIs range from 50 percent of target for performance at threshold to 150 percent of target for performance at stretch. The financial performance range is weighted more heavily than the operational performance range if goals are surpassed to focus attention on our financial results. In 2011, the KPI weightings for the NEOs were:

	Alexander	Clark	Vespoli	Jones	Leidich	Evanson

Financial	80%	70%	70%	70%	70%	80%
Earnings Per Share (EPS)	65%	55%	55%	55%	40%	65%
Cash Utilization(1)	5%	5%	5%	5%	5%	5%
Merger Synergies(2)	10%	10%	10%	10%	25%	10%

Safety/Operational	20%	30%	30%	30%	30%	20%
Safety(3)	10%	10%	10%		10%	10%
Nuclear Safety(4)	10%
Energy Delivery Safety(3)				10%
Corporate Support Financial(5)		10%	10%		10%
Operational Performance Index(6)		10%	10%		10%	10%
T&D Reliability Index(7)				10%
FEU Operating Margin(8)				10%

(1)	Measures debt levels on the balance sheet to help maintain investment grade ratings as defined by various rating agencies.

(2)	Measures the financial impact, on a cash basis, of merger-related initiatives proposed during the Allegheny Merger integration process.

(3)	Performance as measured by the Occupational Safety and Health Administration (OSHA) Incident Rate.

(4)	Performance as measured by the Nuclear Safety Culture Performance Index.

(5)	Measures achieving and maintaining direct operating and maintenance costs within the established Company budget levels.

(6)

Seven key operating metrics: FEU-FEG Operating Margin, System Average Interruption Duration Index (SAIDI), Transmission Outage Frequency (TOF), Fossil Baseload Equivalent Forced Outage Rate (EFOR), Nuclear Forced Loss Rate (FLR), and Fossil and Nuclear May-September Baseload Generation, Nuclear INPO Index. Measured by points awarded for attaining a specified level of performance for each component based on year-to-date performance. All components are weighted equally.

(7)	Measured by points awarded for attaining a specified level of performance for each component based on year-to-date performance. The two measures are SAIDI and TOF. The components are weighted equally.

(8)	Measured as revenues less operating expenses for First Energy Utilities (FEU).

Targets for Mr. Jones are more heavily weighted in business unit operational goals because of his responsibility for these KPIs based on the operational nature of his role within the organization. In 2012, based on actual KPI results, the Committee recommended and the Board approved Mr. Alexander’s 2011 STIP award of $2,872,416. The remaining NEOs’ 2011 awards were approved as follows: Mr. Clark — $1,021,921; Ms. Vespoli — $737,153; Mr. Jones — $564,891; Mr. Leidich — $912,665; and Mr. Evanson — $375,862.

Mr. Evanson’s award was prorated based on the amount of time he was employed during 2011. The Committee may not adjust awards upward. The Committee shall retain the discretion to adjust awards downward, either on a formula or discretionary basis or a combination of the two, as the Committee determines. Additional details regarding the 2011 KPIs are provided in the chart below.

2011 KPI Results

We establish threshold, target, and stretch levels for KPIs based on earnings growth aspirations and achieving continuous improvement in operational performance. Awards are not paid if threshold performance is not achieved. Stretch performance levels are designed to encourage superior performance. In 2011, we reintroduced the threshold level and established the requirement that our EPS goal be achieved at the threshold level, inclusive of the STIP payments, in order for any payments to be made.

In 2011, the threshold, target, stretch, and actual KPI results for the NEOs were:

	Threshold	Target	Stretch	Actual Result	Result
Earnings Per Share (EPS)
GAAP EPS	$1.78	$1.93	$2.08	$2.22
Regulatory Charges	$0.05	$0.05	$0.05	$0.05
Trust Securities Impairment	$0.03	$0.03	$0.03	$0.03
Income Tax Charge-Retiree Drug Subsidy	$0.07	$0.07	$0.07	$0.07
Merger Transaction/Integration Costs	$0.41	$0.41	$0.41	$0.41
Non-Core Asset Sales/Impairments	($0.78)	($0.78)	($0.78)	($0.78)
Mark-To-Market Adjustments	$0.80	$0.80	$0.80	$0.80
Merger Accounting-Commodity Contracts	$0.26	$0.26	$0.26	$0.26
Litigation Resolution	$0.06	$0.06	$0.06	$0.06
Generating Plant Charges	$0.52	$0.52	$0.52	$0.52

Normalized EPS (non-GAAP)	$3.20	$3.35	$3.50	$3.64	Stretch

Cash Utilization(1)	$2,175	$2,700	$3,500	$3,210	Above Target
Merger Synergies (1)	$145	$180	$220	$300	Stretch
Safety	2.02	1.19	0.84	1.12	Above Target
Nuclear Safety	85	90	95	93.3	Above Target
Energy Delivery Safety	2.59	1.52	1.17	1.44	Above Target
Corporate Support Financial(1)	$532	$509	$486	$476	Stretch
Operational Performance Index	3.00	6.00	10.00	7.06	Above Target
T&D Reliability Index	1.00	2.00	2.75	1.55	Above Threshold
FEU Operating Margin(1)	$2,049	$2,140	$2,226	$2,358	Stretch

(1)	shown in millions

Financial Measures

Financial performance is the most heavily weighted measure in determining STIP payouts for our NEOs as described in the chart earlier in this proxy statement. EPS was chosen as one of our three financial KPIs for 2011 because it impacts shareholder value and is designed to align executive compensation to shareholder interests. We use EPS as a measure because increases in EPS indicate growth of the business and a corresponding increase in the value of our shareholders’ investment. Additionally, EPS is commonly used by financial analysts and investors as a measure of general financial and operational health. The Cash Utilization KPI was chosen to place a focus on reducing the debt levels on our balance sheet which is designed to provide support for maintaining our investment grade ratings as defined by various rating agencies. The Merger Synergies KPI was included to incentivize the realization of the financial benefits of merger-related initiatives proposed during the merger integration process.

Safety and Business Unit Operational Measures

Safety Performance for the Company and each business unit is measured by either the Occupational Safety and Health Administration (later referred to as OSHA) incident rate or the Nuclear Safety Culture Performance Index (defined below) and is a performance measure for all of our employees. Safety is a core value and is tied to our STIP and LTIP because of its importance and potential to impact our employees and other stakeholders. The OSHA metric tracks the number of OSHA reportable incidents in 2011 per 100 employees. OSHA performance at stretch level is established at top-decile and target is established at top-quartile performance based on the EEI 2009 Health & Safety Survey of all EEI companies. Threshold is the equivalent OSHA rate for all EEI companies participating in the survey. In the event of a fatality within the business unit of an NEO, no safety award will be paid to the NEO or CEO for the applicable year regardless of the OSHA incident rate. Nuclear Safety Culture is a systematic approach to measure safety culture through annual evaluations of principles that support safety culture at each of our nuclear sites. The 2011 measures are based on eight safety culture principles and align with industry standards.

The Corporate Support goal relates to achieving and maintaining direct operating and maintenance costs within the established Company budget levels.

The Operational Performance Index is based on the seven operating metrics referred to in the table above. Each component is weighted equally. Operational performance measures include average total duration of distribution outage minutes (System Average Interruption Duration Index — later referred to as SAIDI), average number of transmission outages (Transmission Outage Frequency — later referred to as TOF), the amount of generation that was not available versus the amount of time a generation unit was requested to be operating (Equivalent Forced Outage Rate — EFOR), unplanned energy losses (Forced Loss Rate — FLR), and baseload generation, all of which are intended to align executive and customer interests by improving service and reliability. FirstEnergy Utilities and FirstEnergy Generation Operating Margin is defined as revenues less operating expenses. Nuclear Institute Nuclear Power Operations (later referred to as INPO) Index measures nuclear performance based on twelve nuclear performance indicators as designated by INPO.

Also, to continue to meet reliability standards, the T&D Reliability Index was first established in 2010. The T&D Reliability Index includes SAIDI and TOF.

Long-Term Incentive Program

The LTIP is an equity-based program designed to reward executives for the achievement of Company goals that are linked to increasing long-term shareholder value. We provide LTIP opportunities through an equally weighted combination of performance shares and performance-adjusted RSUs which vest over a three-year period. The three-year performance period encourages retention because awards are prorated or forfeited if an executive leaves prior to the end of the performance period, as shown in the 2011 Post-Termination Compensation and Benefits table later in this proxy statement. During the first quarter of each year, the Committee reviews and recommends to the Board LTIP target opportunities for executives as appropriate and warranted by competitive market practice considerations. Target opportunities are expressed as a percentage of base salary and are determined by competitive benchmarking data, which accounts for the differences among the NEOs and from prior years.

In 2012, based on the Committee’s recommendation, the Board approved moving the LTIP incentive targets for the NEOs to the median levels within our peer group. It is important to note, these adjustments to LTIP incentive targets provide only the opportunity to achieve increased compensation levels based on achieving planned financial and operational results in the future. In 2012, LTIP target incentive opportunity increases were provided for certain NEOs as follows: Mr. Alexander from 400 percent to 574 percent, Mr. Clark from 186 percent to 280 percent, Ms. Vespoli from 186 percent to 198 percent, and Mr. Jones from 178 percent to 214 percent.

At this time, the Committee also approved redistributing the mix of our LTIP components from 50 percent performance shares and 50 percent performance-adjusted RSUs to 33 percent performance shares and 67 percent performance-adjusted RSUs for the 2012 LTIP grants. The shift in the mix of the LTIP was based on the Company’s desire to provide more weight toward internal measures, in the near term, since EPS, safety and operational performance benefit the Company and also our shareholders. The Committee believes the recommended changes in the aggregate will help drive company performance, reinforce our compensation philosophy, strengthen our ability to attract, retain and motivate our NEOs, and align executives’ interests with shareholders.

The approved 2012 STIP and LTIP target opportunities shown as a whole percentage of base salary for our NEOs are as follows:

		LTIP Target
	STIP Target	Performance Shares	Performance-Adjusted RSUs
Anthony J. Alexander	130%	189%	385%
Mark T. Clark	85%	92%	188%
Leila L. Vespoli	80%	65%	133%
Charles E. Jones Jr.	70%	71%	143%

The following chart converts the STIP and LTIP percentages shown above to a dollar value for each NEO in 2012.

			LTIP Target
	Base Salary	STIP Target	Performance Shares	Performance-Adjusted RSUs	Total
Anthony J. Alexander	$1,340,000	$1,742,000	$2,532,600	$5,159,000	$10,773,600
Mark T. Clark	$735,000	$624,750	$676,200	$1,381,800	$3,417,750
Leila L. Vespoli	$685,000	$548,000	$445,250	$911,050	$2,589,300
Charles E. Jones Jr.	$600,000	$420,000	$426,000	$858,000	$2,304,000

Performance Shares

Our performance share program provides the NEOs and our other executives with the opportunity to receive awards based on our TSR over a three-year period relative to the TSRs of the companies in the EEI Index. There are approximately 60 companies in the EEI Index. The EEI Index represents a larger group of energy services companies than the energy services peer group we use for benchmarking total compensation, allowing us to compare our performance to the performance of the broader industry. TSR is the total return of one share of common stock to an investor (capital gains plus dividends) and assumes that an investment is made at the beginning of the three-year period and all dividends are reinvested throughout the entire three-year period. The Committee believes it is important to emphasize not only our internal performance measures but also our performance relative to our industry peers. TSR is used to encourage the NEOs to develop and implement business strategies that will allow our TSR to outperform that of the broader industry over time and to reward executives when TSR goals are achieved.

The 2009-2011 performance shares cycle was granted in 2009 and vested December 31, 2011. However, we ranked below the 40th percentile in the EEI Index for the performance period ending in 2011 resulting in no performance share payouts for the 2009-2011 cycle.

Performance-Adjusted Restricted Stock Units

Performance-adjusted RSUs are designed to focus participants on key financial and operational measures that drive our success, to foster management ownership, and to aid retention. The performance measures are EPS, Safety, and the Operational Performance Index. While the measures are the same as used for the STIP, for performance-adjusted RSUs these measures are tracked over a three-year period thereby focusing on sustainability. These measures are considered by the Committee to be fundamental to our long-term success and financial health, and for that reason, are tied to both the STIP and the LTIP. These key metrics are independent and equally weighted. The actual number of shares issued at payout ranges from a minimum of 50 percent to a maximum of 150 percent of the units granted. The minimum payout level serves as a retention tool and provides another means of achieving compensation for our executives at or near median competitive levels.

The target and actual results for the 2009-2011 performance-adjusted RSU cycle were:

	2009		2010		2011		Average		Result
	Target	Result	Target	Result	Target	Result	Target	Result
Earnings Per Share	$3.76	$3.77	$3.65	$3.77	$3.35	$3.64	$3.59	$3.73	Above Target
Safety(1)	1.10	0.87	1.05	0.92	1.19	1.12	1.11	0.97	Above Target
Operational Performance Index	5.00	5.11	5.00	1.50	6.00	7.06	5.33	4.56	Below Target

(1)	In contrast to the other performance measures, with respect to Safety, the lower the result, the better the performance.

For the three-year cycle, the Company achieved above target-level performance on EPS and Safety, and below target-level performance on the Operational Performance Index. Since the average of the actual performance met or exceeded the average target performance on some but not all three measures, the initial grants made in 2009 plus all dividend equivalent units accrued were paid at 100 percent. In March 2012, the performance-adjusted RSUs granted in 2009 were paid in shares of our common stock as follows: Mr. Alexander — 69,283 shares; Mr. Clark — 12,950 shares; Ms. Vespoli — 12,950 shares; Mr. Jones — 10,873 shares; and Mr. Leidich — 20,406 shares. The Committee may not adjust awards upward. The Committee retains the discretion to adjust awards downward, either on a formula or discretionary basis or a combination of the two, as the Committee determines.

Long-Term Incentive Program Grants

The issuance of grants of performance shares and performance-adjusted RSUs is approved at the regularly scheduled February Committee and Board meetings after target levels are evaluated and determined considering the competitive data and prior-year Company performance. Performance shares have a January 1 effective date. We average high and low stock prices over a full month in computing grants and awards of performance shares in an attempt to minimize stock price volatility that might otherwise distort grant or payout amounts if we looked only at a single computation date, such as, for example, the grant date or the last or first trading day of a relevant year or month. The grant date for performance-adjusted RSUs is the actual grant date on or about March 1. We use the average of the high and low prices of our common stock as of the date of grant for awarding the performance-adjusted RSUs. Any equity grants awarded in proximity to an earnings announcement or other market event are coincidental.

The Grants of Plan-Based Awards table provides the amount of performance shares and performance-adjusted RSUs granted to each NEO in 2011 based on the percentage of base salary provided earlier in this proxy statement. Additional details regarding the 2011-2013 LTIP grants are provided in the narrative following the Grants of Plan-Based Awards table.

Other Equity Awards

The Plan allows for grants of restricted stock and stock options for purposes of recruitment, retention, and special recognition. On February 25, 2011, the Board approved the issuance of the Retention Awards to NEOs under the Plan as follows:

	Restricted Stock	Restricted Stock Vest Date	Stock Options	Stock Options Vest Date
Anthony J. Alexander	65,635 shares	12/31/2012	200,643 options	4/30/2013
Mark T. Clark	32,818 shares	12/31/2012	100,322 options	12/31/2012
Leila L. Vespoli	26,254 shares	12/31/2012	120,386 options	12/31/2016
Charles E. Jones Jr.	19,691 shares	12/31/2012	80,257 options	12/31/2015
Gary R. Leidich	13,127 shares	12/31/2011	—	—

The Retention Awards for Mr. Alexander were granted to retain him through the integration period for the Allegheny Merger. The Retention Awards for the remaining NEOs were granted to:

1)	Retain the NEOs through the integration period of the Allegheny Merger and in most cases beyond the integration;

2)	Acknowledge the exceptional efforts of each executive in the successful timely completion of the Allegheny Merger;

3)

Provide an incentive to drive a successful merger integration including capturing cost savings through identified merger synergies, strategically utilizing diversified generation capabilities, and improving transmission and distribution operations by taking advantage of adjacent operations, sharing best practices, and providing mutual support; and

4)	Further align the NEOs’ potential compensation with the Company’s long-term operational and financial performance and shareholder return.

As such, these grants were approved by the Board on the same day of the closing of the Allegheny Merger with vesting dates in the future.

The NEOs are long-service employees possessing broad and deep Company-specific knowledge coupled with expansive industry-specific experience. Additionally, each of these executives has previous experience integrating two organizations into combined operations as a result of their responsibilities in previous mergers. All of the NEOs are retirement eligible with the exception of Ms. Vespoli. While the Company has established succession plans specific to these positions, the Company desired to secure certain executives at least through the merger integration period. Retaining these executives provides the opportunity for our NEOs and the Board to continue to evaluate identified successors specifically relative to leading our new larger and more complex organization.

Each of these executives was critical to the completion of the Allegheny Merger based on his or her area of expertise and each continued to lead integration efforts within the organization following the closing of the Allegheny Merger. Specifically, Mr. Leidich led the integration and planning efforts for the merger as chair of the Integration Steering Committee (later referred to as the Steering Committee). Each of the remaining NEOs served as members of the Steering Committee, which was charged with developing the integration process for building an effective combined company as well as identifying and realizing the strategic benefits of the merger. Mr. Clark led the financial analysis and initiatives. Ms. Vespoli and her team achieved the regulatory approvals which were crucial to the process, and Mr. Jones was responsible for the transmission and distribution initiatives.

The Retention Awards, with the exception of the award provided to Mr. Leidich, were provided through two types of equity grants: restricted stock and stock options.

The restricted stock awards were specifically chosen as a portion of the total grant to reward merger-related performance by providing full share value with a shorter vesting period. Full value shares align the executives’ interests with the Company’s shareholders. The vesting period is generally aligned with the expected time period required for full integration. Based on the term of Mr. Leidich’s employment agreement, he was provided restricted stock with a vesting date determined in alignment with the expiration of the term on his employment agreement on December 31, 2011.

The stock options were provided to the NEOs, with the exception of Mr. Leidich, to incent them to drive the Company’s operational and financial performance and shareholder return over the long term. The stock options generally have longer vesting periods in order to promote retention and sustained stock price increases.

The amount and vesting schedule of each grant were determined based upon factors specific to each executive’s contribution, position, and responsibility within the Company. Accordingly, the form, amount, and vesting schedule, as applicable, vary by individual grant.

Additional details regarding the Retention Awards are provided in the narrative following the Grants of Plan-Based Awards table.

Discretionary Award

In November 2011, the Committee recommended the Board approve an additional $750,000 discretionary cash bonus for Mr. Leidich in recognition of the success of 1) the combined company integration process, 2) the realization of merger synergies, and 3) the creation of a generation asset evaluation strategy. The Board approved this discretionary cash bonus on November 14, 2011. This amount is shown in the Bonus column of the SCT.

In February 2008, Mr. Leidich entered into an employment agreement with the Company which fixed his employment through June 30, 2010. On January 29, 2010, shortly before the public announcement of the Allegheny Merger, the employment agreement between the Company and Mr. Leidich was extended by mutual agreement for an additional year to June 30, 2011, in order to utilize his expertise for the merger efforts. Upon the completion of the Allegheny Merger on February 25, 2011, Mr. Leidich was named Executive Vice President, Integration, and the employment agreement was further extended by mutual agreement until December 31, 2011, to afford the Company the opportunity to continue to utilize Mr. Leidich during the integration period.

As chair of the Steering Committee, Mr. Leidich was charged with developing the integration process for building an effective combined company as well as identifying and realizing the strategic benefits of the Allegheny Merger. Mr. Leidich contributed his vast experience on the generation and competitive sides of the business in this effort. Also, Mr. Leidich was responsible for supporting the regulatory approval process, a critical component of the Allegheny Merger.

Under Mr. Leidich’s leadership the merger integration teams successfully completed the pre-merger integration process, including:

•	Creating the blueprint for combined operations,

•	Identifying strategic value opportunities across the organization,

•	Establishing the foundation for capturing the benefits of the transaction, and

•	Establishing a disciplined tracking process to provide executive oversight and drive accountability for achieving the benefits of the Allegheny Merger.

Based on the recommendations of the merger integration teams, the Merger Synergies KPI was established to measure the financial impact of merger-related initiatives identified through the merger integration process.

Achieving the Company’s financial goals by capturing merger synergies gives the Company better control over the future, enhances shareholder value, and generates capital which can be reinvested in the Company. The Merger Synergies KPI was achieved at stretch in 2011.

Additionally during 2011, Mr. Leidich led a generation asset evaluation project taking into account the effect of environmental regulations such as the Cross State Air Pollution Rule (CSAPR) and Mercury and Air Toxics Standards (MATS). Under Mr. Leidich’s direction a platform for evaluating our assets and their corresponding impacts to our transmission systems has been developed that is expected to positively serve us in the future.

Retirement Benefits

We offer retirement benefits to all of our NEOs, excluding Mr. Evanson, through our Qualified and Nonqualified Supplemental Plans under the FirstEnergy Corp. Pension Plan and the EDCP, respectively. The Qualified Plan benefit is based on earnings, length of service, and age at retirement and is considered a defined benefit plan under the Code. The Qualified Plan is subject to applicable federal and plan limits. The Nonqualified Supplemental Plan has similarities to the Qualified Plan, but is designed to provide a comparable benefit to executives without the restriction of federal and plan limits and as a method to provide a competitive retirement benefit.

Additionally, Mr. Alexander, Mr. Clark, Ms. Vespoli, and Mr. Jones also participate in the FirstEnergy Supplemental Executive Retirement Plan (later referred to as the SERP). Historically, participation in the SERP was provided to certain key executives as part of the integrated compensation program intended to attract, motivate, and retain top executives who are in positions to make significant contributions to our operations and profitability for the benefit of our customers and shareholders. Participation in the SERP requires approval of the Committee, and no executives have been added to the program since 2001. Mr. Leidich and Mr. Evanson do not participate in the SERP. Mr. Leidich was also entitled to the Agreement Lump Sum (as defined herein) benefit. The benefit was payable based on the terms of the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. Centerior Energy Corporation merged with Ohio Edison in 1997 to create the Company. Mr. Evanson was provided benefits in lieu of a pension benefit under the Evanson Agreements as discussed in the narrative following the Grants of Plan-Based Awards table. Retirement benefits are further discussed in the narrative section following the Pension Benefits table later in this proxy statement.

Executive Deferred Compensation Plan

Executives, including the NEOs (excluding Mr. Evanson), may also elect to defer a portion of their compensation into the EDCP. The EDCP offers executives the opportunity to accumulate assets, both cash and our common stock, on a tax-favored basis. The EDCP is part of our integrated executive compensation program to attract, retain, and motivate key executives who are in positions to make significant contributions to our operations and our profitability. Deferrals may be made to the EDCP cash account or stock account.

Above-market interest earnings on deferrals into the deferred compensation cash accounts of executives are provided as an incentive for executives to defer base salary and short-term incentive awards. In 2011, the interest rate was 8.53 percent and the interest rate in 2012 is 8.26 percent. The above-market earnings are provided as an attractive benefit that is cost-effective, highly valued, and intended to aid in the attraction and retention of executives and is included in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the SCT. The EDCP is discussed in more detail in the narrative section following the Nonqualified Deferred Compensation table later in this proxy statement.

Personal Benefits and Perquisites

In 2011, our NEOs were eligible to receive limited perquisites, including Company-paid financial planning and tax preparation services, limited personal use of the corporate aircraft, and modest holiday gifts as described in the SCT. We believe by providing expert financial planning, including tax preparation services, to our NEOs and other executives we reduce the time that executives spend on these activities while also assisting them in achieving the full benefit of the compensation we provide.

Pursuant to the direction of the Board, Mr. Alexander is required to use our corporate aircraft for all personal and business travel for security purposes. Mr. Evanson was provided corporate aircraft use for personal and business travel under the Evanson Agreements as discussed in the narrative following the Grants of Plan-Based Awards table. With CEO approval, other executives including the NEOs may from time to time, use our corporate aircraft for personal travel. We have a written policy that sets forth guidelines regarding the personal use of the corporate aircraft by executive officers and other employees.

The Committee believes these perquisites are reasonable, competitive, and consistent with our overall compensation philosophy.

Share Ownership Guidelines

We believe it is critical that the interests of executives and shareholders are clearly aligned. As such, the share ownership guidelines, defined as a multiple of salary, were increased in early 2009 to the following: Mr. Alexander: six times base salary; Messrs. Clark, Leidich, and Ms. Vespoli: four times base salary; and Mr. Jones: three times base salary. Mr. Evanson was also required to maintain share ownership guidelines at four times base salary under the terms of the Evanson FirstEnergy Agreement. Executives at the highest levels are required to own a greater number of shares of common stock than executives at lower levels. The salary multiple for each NEO was determined by the Committee based on the competitive data provided by the consultant and are generally higher for executives as compared to the competitive practice.

Consistent with its charter, the Committee conducted its annual review of the share ownership guidelines at the February 2011 meeting. Based on this review, it was determined that the guidelines were generally competitive with the exception of the inclusion of performance shares toward achieving the guidelines. As such, the Committee approved excluding performance shares for purposes of achieving the guidelines in all cases.

For 2011, the following were included in determining whether a NEO met his/her ownership guidelines:

•	Shares directly or jointly owned in certificate form or in a stock investment plan,

•	Shares owned through the Savings Plan,

•	Brokerage shares,

•	Shares held in the EDCP, and

•	RSUs granted through the LTIP.

These changes were designed to continue to emphasize strong alignment to shareholder value for the NEOs as well as align with the competitive practices of our peers. Additionally, our Insider Trading Policy prohibits executive officers from hedging their economic exposure to our common stock that they own.

The Security Ownership of Management table earlier in this proxy statement shows the shares held by each NEO as of March 9, 2012. Each NEO attained the share ownership guidelines.

Although the Committee established share ownership guidelines for executives, such equity ownership is not considered when establishing compensation levels. However, the Committee does review previously granted awards, both vested and unvested, that are still outstanding on a regular basis through the use of the tally sheets and the summary of accumulated wealth report described earlier.

Involuntary Separation

Consistent with competitive practice, in the event of an involuntary separation, Mr. Alexander’s severance benefit would be determined by the Committee and approved by the Board. Mr. Leidich and Mr. Evanson were not eligible for severance benefits provided under the FirstEnergy Executive Severance Benefits Plan (later referred to as the Severance Plan) based on their employment agreements discussed in the narrative section following the Grants of Plan-Based Award table of this proxy statement. Mr. Clark, Ms. Vespoli, and Mr. Jones are covered in the event of an involuntary separation under the Severance Plan when business conditions require the closing of a facility, corporate restructuring, a reduction in workforce, or job elimination. Benefits under the Severance Plan are also offered if an executive rejects a job assignment that would result in a material reduction in current base salary; would require the executive to make a material relocation from his or her current residence for reasons related to the new job; or would result in a material change in the executive’s daily commute from the executive’s current residence to a new reporting location. Any reassignment which results in the distance from the executive’s current residence to his or her new reporting location being at least 50 miles farther than the distance from the executive’s current residence to his or her previous reporting location is considered material. The Severance Plan provides three weeks’ base pay for each full year of service with a minimum benefit of 52 weeks of base salary. In 2011, we modified the Severance Plan to cap the maximum possible benefit at 104 weeks of base pay. Additionally, executives who elect continuation of health care for the severance period will be provided this benefit at active employee rates and must also pay taxes on any amount in excess of what employees with the same level of service would receive under the FirstEnergy Employee Severance Benefits Plan.

Change In Control

Change in Control Special Severance Agreements (later referred to as Special Severance Agreements), are provided to ensure that certain executives are free from personal distractions in the context of a potential change in corporate control, when the Board needs the objective assessment and advice of these executives to determine whether a potential business combination is in our best interests and those of our shareholders. In 2011, we had in place separate Special Severance Agreements with the NEOs, except Mr. Jones and Mr. Evanson. The Special Severance Agreements provided for the payment of severance benefits if the individual’s employment with us or our subsidiaries was terminated under specified circumstances within two years after a CIC of the Company. Circumstances defining a CIC are explained in the Potential Post-Employment Payments section later in this proxy statement. Mr. Alexander was eligible for the specified severance benefits if he resigned, for any reason, during a limited window period following his completion of a retention period that commenced with a CIC under the “modified” single trigger provision.

In September of each year, the Special Severance Agreements are typically reviewed by the consultant to ensure they are consistent with competitive practice and market trends. In light of the then pending consummation of the Allegheny Merger, the review of the Special Severance Agreements was delayed until February 2011. Each executive consented in writing to delay the review. In February 2011, the Board affirmatively determined to not extend the Special Severance Agreements for an additional year. As a result, the Special Severance Agreements expired on December 31, 2011. In connection with this determination, the Board approved the development of the FirstEnergy Corp. Change in Control Severance Plan (later referred to as the CIC Severance Plan). The provisions of the CIC Severance Plan are generally consistent with the terms of the Special Severance Agreements with the exception of the following modifications:

•	Elimination of the full and modified excise tax gross-up provisions provided under the Special Severance Agreements;

•	Elimination of the “modified” single trigger provided under the Special Severance Agreement for the CEO; and

•	Reduction of the terms by which the Company will incur executives’ legal fees following a CIC.

Also, at that time, the Board designated the NEOs, excluding Mr. Jones and Mr. Evanson, as participants in the CIC Severance Plan effective January 1, 2012. Mr. Jones was designated a participant in the CIC Severance Plan effective January 1, 2011.

A detailed representation of the termination benefits provided under a CIC scenario as of December 31, 2011, is provided in the Potential Post-Employment Payments table later in this proxy statement.

Impact of Regulatory Requirements on Compensation

The Committee is responsible for addressing pay issues associated with Section 162(m) which limits the tax deduction to $1 million for certain compensation paid to the NEOs (other than the CFO). Through the Committee, we attempt to qualify executive compensation as tax deductible to the fullest extent feasible and where we believe it is in our best interest and the best interest of our shareholders. However, we do not permit this tax provision to distort the effective development and execution of our compensation program. Thus, the Committee is permitted to and will continue to exercise discretion in those instances where satisfaction of tax law requirements could compromise the interests of our shareholders. In addition, because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible. For additional information regarding Section 162(m), see Item 4 in the Items To Be Voted On section of this proxy statement.

Risk Assessment of Compensation Programs

We conducted an assessment of the risks associated with our compensation policies, practices, and programs for employees, paying particularly close attention to those programs that allow for variable payouts where an employee may potentially be able to influence payout factors in those programs. Based on this assessment, we concluded that the risks associated with our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. We designed our compensation programs to incent employees while supporting our pay-for-performance compensation philosophy which aligns our executives’ interests with the long-term interests of our shareholders without encouraging excessive risk taking. In this regard, our compensation structure contains various features intended to mitigate the taking of excessive risk. These features include, among others:

•	The mix of compensation among base salary, and short- and long-term incentive programs is not overly weighted toward short-term incentives, and thus, does not encourage excessive risk taking;

•

Our annual incentive compensation is based on multiple, diversified performance metrics, including financial, safety/operational, and business unit measures that are consistent with our long-term goals;

•

Our long-term incentive compensation consists of performance shares and performance-adjusted RSUs which include components that are paid based on results over a multi-year performance period and vest over a three-year period, thus emphasizing the achievement of performance over time;

•

The Committee oversees our compensation policies and practices and is responsible for reviewing, approving and/or recommending approval by the Board, where necessary, for executive compensation including annual incentive compensation plans applicable to senior management employees and other compensation plans, as appropriate; and

•	Our executives are required to own a specified level of shares in order to comply with share ownership guidelines, encouraging a long-term focus on enhancing shareholder value.

Additionally, the Chief Risk Officer participated in the discussion with senior management regarding the establishment of goals and their weightings and measurements for our short- and long-term incentive compensation programs and the 2011 performance results. The Chief Risk Officer provided his opinion to the Committee that:

•	The measurement of 2011 performance results was conducted in accordance with prescribed methodologies and preclude any beneficiary from controlling the calculation;

•	Proposed goals would not create inappropriate incentives or inadvertently encourage willingness to embrace risk exposures other than those we encounter in the normal course of our business;

•	By avoiding individually-based goals or goals applicable only to a small group of employees, the risk of encouraging inappropriate behavior is greatly mitigated; and

•	There are adequate controls in place so that the beneficiary of any incentive payout cannot unilaterally control the measurement methodology.

For additional information regarding the Company’s risk management process and the Board’s role in risk oversight, see the related discussion in the Corporate Governance and Board of Directors Information section of this proxy statement.

SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended December 31, 2011, December 31, 2010, and December 31, 2009.

Name and Principal Position	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)(8)	Total ($)
Anthony J. Alexander	2011	$1,340,000	$0	$9,135,872	$882,829	$2,872,416	$4,028,743	$69,035	$18,328,895
President and Chief	2010	$1,328,404	$0	$4,890,717	$0	$2,468,950	$2,883,006	$56,580	$11,627,657
Executive Officer	2009	$1,159,615	$0	$4,555,568	$0	$1,206,000	$5,459,829	$60,079	$12,441,092

Mark T. Clark	2011	$678,269	$0	$2,829,245	$441,417	$1,021,921	$1,704,055	$13,414	$6,688,321
Executive Vice	2010	$650,000	$0	$1,176,968	$0	$747,338	$988,592	$16,082	$3,578,980
President and Chief	2009	$533,231	$24,462	$850,629	$0	$455,000	$1,892,665	$15,300	$3,771,287
Financial Officer

Leila L. Vespoli	2011	$554,231	$0	$2,290,989	$703,054	$737,153	$1,241,873	$17,853	$5,545,153
Executive Vice	2010	$530,000	$0	$912,827	$0	$609,368	$797,386	$33,921	$2,883,502
President and General	2009	$505,538	$24,462	$850,629	$0	$371,000	$1,331,315	$24,226	$3,107,170
Counsel

Charles E. Jones, Jr.	2011	$537,115	$0	$1,940,891	$404,495	$564,891	$1,343,945	$8,496	$4,799,833
Senior Vice	2010	$508,077	$0	$904,255	$0	$519,042	$634,952	$13,638	$2,579,965
President of
FirstEnergy Corp. and
President , FirstEnergy
Utilities

Gary R. Leidich(1)	2011	$650,000	$750,000	$2,439,161	$0	$912,665	$2,071,932	$17,249	$6,841,007
Retired Executive	2010	$650,000	$0	$1,524,483	$0	$712,920	$1,514,811	$25,066	$4,427,280
Vice President, Integration	2009	$620,000	$30,000	$1,541,683	$0	$468,000	$2,159,161	$25,681	$4,844,524

Paul J. Evanson(1)	2011	$262,615	$0	$0	$0	$375,862	$0	$13,810,473	$14,448,950
Retired Executive Vice Chairman

(1)	Mr. Leidich retired on December 31, 2011. Mr. Evanson retired on May 31, 2011.

(2)	The amounts set forth in the Salary column represent actual base salary paid in 2011.

(3)	The amount set forth in the Bonus column for Mr. Leidich for 2011 represents the discretionary cash bonus provided in 2011 and described in the Discretionary Award section of the CD&A.

(4)

The amounts set forth in the Stock Awards column represent grants provided under the Plan at the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 “Stock Compensation” and based on target performance. The assumptions used in determining values for the 2011 fiscal year are reflected in Note 4 to the Combined Notes to the Consolidated Financial Statements of the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2012. The grant date fair value at maximum for each of the NEOs is as follows: Alexander: $13,740,245; Clark: $3,923,718; Vespoli: $3,185,736; Jones: $2,766,593; and Leidich: $3,786,561. These awards are not payable to the executive until the vesting date or other qualifying event shown in the 2011 Post-Termination Compensation and Benefits table described later in this proxy statement.

(5)

The amounts set forth in the Option Awards column represent grants provided under the LTIP at the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 “Stock Compensation”. The assumptions used in determining values for the 2011 fiscal year are reflected in Note 4 to the Combined Notes to the Consolidated Financial Statements of the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2012.

(6)	The amounts set forth in the Non-Equity Incentive Plan Compensation column were earned under the STIP in the year presented and paid in the first quarter of the following year.
(7)

The amounts set forth in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflect the aggregate increase in actuarial value to the executive officer of all defined benefit and actuarial plans (including supplemental plans) accrued during the year and above-market earnings on nonqualified deferred compensation. The change in values for the pension plans are as follows: Alexander: $3,915,506; Clark: $1,644,133; Vespoli: $1,179,410; Jones: $1,336,412; and Leidich: $2,012,536. The change in pension value is heavily dependent on the discount rate and mortality assumptions and does not represent the actual value of the change in pension benefit accrued by the NEO during the year. The formula used to determine the above market earnings equals (2011 total interest x {difference between 120 percent of the Applicable Federal Rate for long-term rates (AFR) and the plan rate} divided by the plan rate). The above market earnings on nonqualified deferred compensation are as follows: Alexander: $113,237; Clark: $59,922; Vespoli: $62,463; Jones: $7,533; and Leidich: $59,396.

(8)

The amounts set forth in the All Other Compensation column include compensation not required to be included in any other column. This includes matching Company common stock contributions under the Savings Plan: Alexander, Clark, Leidich, Vespoli, and Jones: $7,350 each and Mr. Evanson $4,237.

In addition, certain executives are eligible to receive limited perquisites. In 2011, the NEOs were provided: (1) financial planning and tax preparation services for Alexander, Vespoli and Leidich; (2) holiday gifts for Clark, Vespoli, Jones, and Leidich; (3) charitable matching contributions for Vespoli, Jones, and Leidich; (4) premiums for the group personal excess liability and life insurance for all NEOs; (5) personal use of the corporate aircraft for Alexander, Clark, and Evanson; and (6) amounts provided to Mr. Evanson under the Evanson FirstEnergy Agreement as follows: (1) Evanson Allegheny Agreement entitlements in the amount of $9,415,904 preserved in the Evanson FirstEnergy Agreement; (2) compensation in the amount of $2,800,000 for a voluntary termination without cause; and (3) a lump sum payment of $1,500,000 in consideration of Mr. Evanson’s agreement to certain nondisclosure and noncompetition obligations.

Of the All Other Compensation column amounts, $51,921 is included for Mr. Alexander, $3,918 for Mr. Clark, and $89,807 for Mr. Evanson related to their personal use of the corporate aircraft. For security reasons, the Board requires Mr. Alexander to use the corporate aircraft for all travel. The value of the corporate aircraft is calculated based on the aggregate variable operating costs to the Company, including fuel costs, trip-related maintenance, universal weather-monitoring costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. Fixed costs which do not change based on usage, such as pilots’ salaries, the amortized costs of the Company aircraft, and the cost of maintenance not related to trips are excluded. Executive officers’ spouses and immediate family members may accompany executives on Company aircraft using unoccupied space on flights that were already scheduled, and we incur no aggregate incremental cost in connection with such use. Unless otherwise quantified in footnote 8, the amount attributable to each perquisite or benefit for each NEO does not exceed the greater of $25,000 or 10 percent of the total amount of perquisites received by each NEO.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2011

The following table summarizes the stock and option awards granted to our NEOs during 2011 as well as threshold, target, and maximum amounts payable under the STIP.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant/Payout Type	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Anthony J. Alexander	Short-Term Incentive Program			$837,500	$1,675,000	$3,182,500
	Performance-Adjusted RSUs	2/25/2011	(6)				37,786	75,572	113,358			$3,155,131
	Performance Shares	2/25/2011	(6)				19,463	77,850	155,700			$3,473,667
	Restricted Stock	2/25/2011								68,127		$2,507,074
	Non-Qualified Stock Options	2/25/2011									200,643	$882,829

Mark T. Clark	Short-Term Incentive Program			$291,127	$582,250	$1,077,161
	Performance-Adjusted RSUs	2/25/2011	(6)				8,982	17,964	26,946			$749,997
	Performance Shares	2/25/2011	(6)				4,626	18,505	37,010			$825,693
	Restricted Stock	2/25/2011								34,064		$1,253,555
	Non-Qualified Stock Options	2/25/2011									100,322	$441,417

Leila L. Vespoli	Short-Term Incentive Program			$210,000	$420,000	$777,000
	Performance-Adjusted RSUs	2/25/2011	(6)				7,343	14,686	22,029			$613,141
	Performance Shares	2/25/2011	(6)				3,782	15,128	30,256			$675,011
	Restricted Stock	2/25/2011								27,251		$1,002,837
	Non-Qualified Stock Options	2/25/2011									120,386	$703,054

Charles E. Jones, Jr.	Short-Term Incentive Program			$175,500	$351,000	$649,350
	Performance-Adjusted RSUs	2/25/2011	(6)				6,776	13,552	20,328			$565,796
	Performance Shares	2/25/2011	(6)				3,490	13,961	27,922			$622,940
	Restricted Stock	2/25/2011								20,439		$752,155
	Non-Qualified Stock Options	2/25/2011									80,257	$404,495

Gary R. Leidich	Short-Term Incentive Program			$260,000	$520,000	$962,000
	Performance-Adjusted RSUs	2/25/2011	(6)				10,998	21,995	32,993			$918,291
	Performance Shares	2/25/2011	(6)				5,712	22,847	45,694			$1,019,433
	Restricted Stock	2/25/2011								13,625		$501,436

Paul J. Evanson(7)	Short-Term Incentive Program			$104,109	$208,219	$395,617

(1)

The amounts set forth in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards columns reflect the future payouts for each NEO under the STIP based upon the achievement of KPIs described in the CD&A. The actual awards earned under the STIP for the 2011 fiscal year are reported in the Non-Equity Incentive Compensation column of the Summary Compensation Table.

(2)

The amounts set forth in the Estimated Future Payouts Under Equity Incentive Plan Awards columns reflect the threshold, target, and maximum payouts for each NEO under the LTIP based upon the achievement of the performance measures described in the CD&A.

(3)	The amounts set forth in the All Other Stock Awards: Number of Shares of Stock or Units column represent the restricted stock portion of the Retention Awards described in the CD&A.

(4)	The amounts set forth in the All Other Option Awards: Number of Securities Underlying Options column represent the stock option portion of the Retention Awards described in the CD&A.

(5)

The grant date fair market value was computed in accordance with FASB ASC Topic 718. The Performance-Adjusted RSUs component is valued at the average of the high/low stock price of $41.75 on May 4, 2011 and the Performance Share component at the fair market closing stock price of $44.62 on May 31, 2011.

(6)

The dates set forth in the Grant Date column for these awards represent the date the Board took action to grant the awards. The effective grant date for the performance-adjusted RSUs is March 4, 2011 and for the performance shares is January 1, 2011.

(7)

Mr. Evanson’s threshold, target, and maximum payouts reflect a prorated dollar amount based on his employment period. Based upon the terms of the Evanson FirstEnergy Agreement, Mr. Evanson was not eligible for awards under the LTIP.

The following chart summarizes the details of the LTIP annual grants for the 2011-2013 cycle:

2011-2013 LTIP

	Performance Shares	Performance-Adjusted Restricted Stock Units
Granted	Annually	Annually

Effective Grant Date	Typically after annual merit process in early March, effective the first of each year (January 1, 2011)	Typically after annual merit process in early March, effective on the date of grant (March 4, 2011)

Grant Price	Average high and low stock price for the month of December in the year preceding the grant date (December 2010 - $36.24)	Average high and low stock price on the grant date (March 4, 2011 - $36.80)

Performance Period	3 years, cliff vest on December 31, 2013	3 years, cliff vest on March 4, 2014

Dividend Equivalent Units	Reinvested based on the average high and low stock price on the payable date, subject to same restrictions as initial grant	Reinvested based on the average high and low stock price on the payable date, subject to same restrictions as initial grant

Performance Measure	TSR ranking compared to the companies in the EEI Index	EPS, Safety, Operational Performance Index

Threshold Payout	25%, TSR at the 25th percentile	50%, Average result below target on all 3 performance measures over 3 year period

Target Payout	100%, TSR at the 50th percentile	100%, Average result combination of above and below target on all 3 performance measures over 3 year period

Maximum Payout	200%, TSR at or above the 90th percentile	150%, Average result above target on all 3 performance measures over 3 year period

Settled	Cash	Stock

Payout	Average high and low stock price for the month of December in the last year of the performance period (December 2013)	Average high and low stock price on the vest date (March 4, 2014)

Performance Shares

Performance shares are described in the CD&A earlier in this proxy statement. Awards are generally paid in cash. However, performance shares can be paid in the form of cash or common stock, at the discretion of the Committee. If the performance factors described in the CD&A are met, the grants will payout between February 15 and March 15 in the year following the third and final year of the performance period.

On December 31, 2011, the performance period ended for the performance shares granted in 2009. As previously stated, threshold performance was not achieved on this cycle of performance shares and, therefore, no payouts were made for this grant. The performance period will end for performance shares granted in 2010 and 2011 on December 31, 2012 and December 31, 2013, respectively. Performance shares are treated as a liability for accounting purposes and are valued in accordance with FASB ASC Topic 718. The 2011-2013 performance share grant date fair value is $44.62.

Performance-Adjusted Restricted Stock Units (RSUs)

Performance-adjusted RSUs are described in the CD&A earlier in this proxy statement. Performance-adjusted RSUs are paid in the form of common stock. The amount of common stock the executive receives upon vesting may be increased or decreased depending on the actual results of the performance factors described in the CD&A.

On March 2, 2012, the period of restriction ended for the performance-adjusted RSUs granted in 2009. The period of restriction for performance-adjusted RSUs granted in 2010 and 2011 will end on March 8, 2013, and March 4, 2014, respectively, although performance is measured through December 31 of the year prior to vesting. Performance-adjusted RSUs are treated as a fixed cost for accounting purposes and are valued in accordance with FASB ASC Topic 718. The fair market value share price is $41.75 for performance-adjusted RSU grants awarded on March 4, 2011.

Retention Awards

The Retention Awards are described in the CD&A earlier in this proxy statement. The fair market value share price is $36.80 for shares of restricted stock. Dividends accrue on restricted stock based on the dividend rate paid to shareholders and will be converted to additional shares at the end of each quarter during the restricted period. In accordance with the restricted stock agreements, dividends are subject to the same restrictions as the underlying restricted stock. Also, the restricted stock will immediately vest upon death, termination of employment due to Disability (as defined in the Plan), involuntary termination in which the executive qualifies for and receives benefits under the Severance Plan, if offered, and a CIC (as defined in the Plan). The restricted stock is subject to forfeiture upon any other termination of employment.

The fair market value share per option is $4.40 for Messrs. Alexander and Clark, $5.84 for Ms. Vespoli, and $5.04 for Mr. Jones. The stock option awards were granted with an exercise price of $37.75 per share (closing stock price on grant date). The term of the stock options is 10 years from the grant date (later referred to as expiration date). The stock options will fully vest upon the vest date, as described in the CD&A. The stock options may expire earlier due to certain types of termination of employment events prior to the vest date. The stock options will immediately vest upon the death or Disability of the executive and will be pro-rated based on the number of full months that the executive was employed during the vesting period. Upon involuntary termination in which the executive qualifies for and receives benefits under the Severance Plan, if offered, the stock options will be pro-rated based on the number of full months that the executive was employed during the vesting period. The stock options whether vested or unvested are subject to immediate forfeiture upon Termination for Cause (as defined in the Plan). In the event of any other termination of employment prior to the vest date, the stock options are subject to immediate forfeiture. The stock options will immediately vest upon a CIC.

Employment Agreements

We enter into employment agreements with our executives in special circumstances, primarily for recruiting and retention purposes. In March 2008, we entered into an employment agreement with Mr. Leidich to ensure his continued employment in order to successfully transfer his extensive knowledge to others within our organization. The agreement was to be in effect until June 30, 2010, unless terminated earlier by us or Mr. Leidich for any reason upon written notice given 60 days in advance, or mutually extended in writing. On January 29, 2010, the employment agreement between us and Mr. Leidich was amended by mutual agreement to extend for an additional year through June 30, 2011. The employment agreement was further amended by mutual agreement on February 25, 2011, to extend until December 31, 2011. All other terms of the agreements remained the same. Mr. Leidich retired on December 31, 2011.

The agreement set forth the amount of base salary, short- and long-term incentive opportunity for Mr. Leidich. Mr. Leidich was also granted 18,451 performance-adjusted RSUs that vested in full and were adjusted for performance on June 30, 2010. Mr. Leidich was not a participant in the SERP. Mr. Leidich was entitled to the Agreement Lump Sum retirement benefit upon his termination of employment for any reason. The benefit is payable based on the terms defined by the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. Centerior Energy Corporation merged with Ohio Edison Company in 1997 to create the Company. The terms of the agreement eliminated Mr. Leidich as eligible for benefits under the Severance Plan under any circumstances.

Mr. Evanson had an employment agreement in place with Allegheny prior to the Allegheny Merger. On March 22, 2010, we entered into an employment agreement with Mr. Evanson which superseded the Evanson Allegheny Agreement and had a term of two years from the closing of the Allegheny Merger. However, the Evanson FirstEnergy Agreement preserved the benefits provided under the Evanson Allegheny Agreement and established the compensation levels for Mr. Evanson in his position as Executive Vice Chairman of FirstEnergy.

The Evanson FirstEnergy Agreement set forth the amount of base salary, and STIP opportunity for Mr. Evanson. The actual compensation paid to Mr. Evanson under the Evanson Allegheny and Evanson FirstEnergy Agreements is provided in the All Other Compensation column of the SCT. Under the Evanson FirstEnergy Agreement, Mr. Evanson was not eligible for participation in the FirstEnergy Pension Plan, Nonqualified Supplemental Pension Plan, SERP, or the Severance Plan.

On March 20, 2012, we entered into an Employment Agreement with Mr. Alexander (later referred to as the Alexander Employment Agreement). The term of the Alexander Employment Agreement is through April 30, 2016, unless employment is terminated earlier by either party.

The Alexander Employment Agreement sets forth that Mr. Alexander will be provided an annual base salary and participate in the STIP and LTIP consistent with the Company’s compensation philosophy. The Alexander Employment Agreement further provided a restricted stock award (later referred to as the Restricted Stock Award) of 200,000 shares which vests 25 percent on December 31, 2013, 25 percent on December 31, 2014, and 50 percent on December 31, 2015, as long as Mr. Alexander remains employed through the vesting dates. The Restricted Stock Award vests in full if the Alexander Employment Agreement is terminated 1) voluntarily by Mr. Alexander if his total compensation opportunity is reduced below the current level (unless the reduction applies generally to Company senior executives); 2) by the Board without Cause; or 3) in the event of his death or Disability. If the Alexander Employment Agreement is terminated by the Board for Cause, or voluntarily by Mr. Alexander, at any time prior to any vesting date (except as described above), then the unvested portion of the Restricted Stock Award will be forfeited. Further, in accordance with the grant terms, the Board exercised its discretion and fully vested the outstanding restricted stock grant provided to Mr. Alexander on February 27, 2006.

Under the Alexander Employment Agreement, Mr. Alexander has agreed that any incentive-based compensation, within the meaning of the federal securities laws, that he may receive will be subject to claw-back by the Company in the manner required by such laws and applicable regulations to be issued from time to time, and as implemented by the Board or the Committee. In addition, Mr. Alexander is subject to certain noncompetition and nonsolicitation obligations for a period of 24 months following the end of his employment.

OUTSTANDING EQUITY AWARDS

AT FISCAL YEAR-END 2011

The following table summarizes the outstanding equity award holdings of our NEOs as of December 31, 2011.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) UnExercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Yet Vested (#)(2)(3)	Grant Type	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Yet Vested (#)(2)(5)	Grant Type(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested ($)(4)
Anthony J. Alexander	257,100		$38.76	3/1/2014	68,127	RS	$3,018,026	102,648	2009 Perf-Adj RSUs	$4,547,306
		200,643	$37.75	2/25/2021	126,253	RS	$5,593,008	104,829	2010 Perf-Adj RSUs	$4,643,925
								113,358	2011 Perf-Adj RSUs	$5,021,759
								30,527	2010-2012 PS	$1,352,346
								38,925	2011-2013 PS	$1,724,378
Mark T. Clark		100,322	$37.75	2/25/2021	34,063	RS	$1,508,991	19,187	2009 Perf-Adj RSUs	$849,984
								25,290	2010 Perf-Adj RSUs	$1,120,347
								26,946	2011 Perf-Adj RSUs	$1,193,708
								7,325	2010-2012 PS	$324,498
								9,253	2011-2013 PS	$409,908
Leila L. Vespoli		120,386	$37.75	2/25/2021	27,251	RS	$1,207,219	19,187	2009 Perf-Adj RSUs	$849,984
					33,263	RS	$1,473,551	19,512	2010 Perf-Adj RSUs	$864,382
								22,029	2011 Perf-Adj RSUs	$975,885
								5,716	2010-2012 PS	$253,219
								7,564	2011-2013 PS	$335,085
Charles E. Jones, Jr.		80,257	$37.75	2/25/2021	20,438	RS	$905,403	16,109	2009 Perf-Adj RSUs	$713,629
					33,264	RS	$1,473,595	19,329	2010 Perf-Adj RSUs	$856,275
								20,328	2011 Perf-Adj RSUs	$900,530
								5,662	2010-2012 PS	$250,827
								6,981	2011-2013 PS	$309,258
Gary R. Leidich								32,010	2009 Perf-Adj RSUs	$1,418,043
								32,631	2010 Perf-Adj RSUs	$1,445,553
								32,993	2011 Perf-Adj RSUs	$1,461,590
								9,531	2010-2012 PS	$422,223
								11,424	2011-2013 PS	$506,083
								2,763	2009 20% Incentive Match	$122,401
Paul J. Evanson(7)	100,050		$20.02	2/18/2014
	177,754		$80.47	2/22/2018
	388,544		$35.45	2/27/2019

(1)

The stock option awards set forth in the Number of Securities Underlying Unexercised Options Unexercisable column are described in the CD&A and Grants of Plan-Based Awards narrative section of this proxy statement. Vesting dates are as follows: Mr. Alexander (April 30, 2013); Mr. Clark (December 31, 2012); Ms. Vespoli (December 31, 2016); and Mr. Jones (December 31, 2015).

(2)

The number of shares set forth in both the Number of Shares or Units of Stock that have not yet Vested and the Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not yet Vested columns include all dividends earned and reinvested through December 31, 2011.

(3)

The restricted stock (RS) awards set forth in the Grant Type column are described in the CD&A and Grants of Plan-Based Awards narrative section of this proxy statement. Vesting dates are as follows for the RS awards – Mr. Alexander: 68,127 shares will vest on December 31, 2012. The vest date for 126,253 shares was April 30, 2013, or anytime after April 30, 2011 at the Board’s discretion. On March 20, 2012, the Board exercised discretion and fully vested these shares in conjunction with the execution of the Alexander Employment Agreement. Mr. Clark: 34,063 shares will vest on December 31, 2012; Ms. Vespoli: 27,251 shares will vest on December 31, 2012 and 33,263 shares will vest on March 1, 2015; and Mr. Jones: 20,438 shares will vest on December 31, 2012 and 33,264 shares will vest on March 1, 2015.

(4)

The values set forth in both the Market Value of Shares or Units of Stock that have not Vested and the Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not yet Vested columns are determined by multiplying the number of shares or units by our common stock closing price on December 31, 2011 of $44.30.

(5)

The number of shares or units set forth in the Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not yet Vested column is based on maximum performance at 150 percent for performance-adjusted RSUs and threshold performance at 50 percent for performance shares (PS). Performance adjustments do not apply to the 20 percent incentive match.

(6)

The awards set forth in this column are described in the CD&A and Grants of Plan-Based Awards narrative section of this proxy statement. The vesting dates are as follows: 2009 performance-adjusted RSU (March 2, 2012); 2010 performance-adjusted RSU (March 8, 2013); 2011 performance-adjusted RSU (March 4, 2014); 2010-2012 performance shares (PS) (December 31, 2012); 2011-2013 performance shares (PS) (December 31, 2013); and 2009 20 percent incentive match (March 1, 2012).

(7)	The stock options set forth for Mr. Evanson represent awards granted by Allegheny Energy and converted to FirstEnergy stock options at the Allegheny Merger.

OPTION EXERCISES AND STOCK VESTED IN 2011

The following table summarizes the options exercised and vesting of stock awards held by our NEOs during 2011. The 2008-2010 performance shares did not meet threshold performance and therefore no payment was made in 2011.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Award Type	Value Realized on Vesting ($)(2)
Anthony J. Alexander	49,897	2008 Perf-Adj RSUs	$1,851,678
	13,464	2008 20% Incentive Match	$505,842
Mark T. Clark	9,304	2008 Perf-Adj RSUs	$345,271
Leila L. Vespoli	9,304	2008 Perf-Adj RSUs	$345,271
	1,072	2008 20% Incentive Match	$40,275
Charles E. Jones, Jr.	7,812	2008 Perf-Adj RSUs	$289,903
Gary R. Leidich	15,560	2008 Perf-Adj RSUs	$577,432
	2,532	2008 20% Incentive Match	$95,127
	13,625	RS	$603,588

(1)

The number of shares set forth in the Number of Shares Acquired on Vesting column reflect the number of Perf-Adj RSUs which vested on March 3, 2011, the 20 percent Incentive Match on funds deferred in the EDCP stock account, which vested on March 1, 2011 and the restricted stock Retention Award for Mr. Leidich, which vested on December 31, 2011. The number of shares include dividend equivalent units earned and reinvested through the vesting date.

(2)

The amounts set forth in the Value Realized on Vesting column are based on the closing stock price on the vesting date ($37.11 for performance-adjusted RSUs, $37.57 for the 20 percent Incentive Match, and $44.30 for RS) multiplied by the number of shares vested. The performance-adjusted RSUs were paid at target.

POST-EMPLOYMENT COMPENSATION

PENSION BENEFITS AS OF DECEMBER 31, 2011

The following table provides information regarding the pension benefits of our NEOs as of December 31, 2011.

Name(1)	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Anthony J. Alexander	Qualified Plan	39	$1,955,354	$0
	Nonqualified (Supplemental) Plan		$27,713,010	$0
	SERP		$0	$0

	Total		$29,668,364	$0

Mark T. Clark	Qualified Plan	35	$1,765,039	$0
	Nonqualified (Supplemental) Plan		$7,708,157	$0
	SERP		$65,027	$0

	Total		$9,538,223	$0

Leila L. Vespoli	Qualified Plan	27	$1,085,557	$0
	Nonqualified (Supplemental) Plan		$4,047,629	$0
	SERP		$599,677	$0

	Total		$5,732,863	$0

Charles E. Jones Jr.	Qualified Plan	33	$1,450,764	$0
	Nonqualified (Supplemental) Plan		$4,312,876	$0
	SERP		$127,700	$0

	Total		$5,891,340	$0

Gary R. Leidich	Qualified Plan(3)	33	$1,714,560	$0
	Nonqualified (Supplemental) Plan		$8,143,466	$0
	Agreement Lump Sum(4)		$1,069,478	$0

	Total		$10,927,504	$0

(1)	Mr. Evanson was not a participant in the Qualified Plan, Nonqualified Supplemental Plan or SERP.

(2)

The amounts set forth in the Present Value of Accumulated Benefit column are determined as of December 31, 2011, using the following assumptions: December 31, 2011 discount rate of 5 percent, the 2012 Static Mortality Table for Non-Annuitants and retirement at the earliest unreduced age.

(3)

Mr. Leidich’s employment with Centerior Energy Corporation entitles him to receive a portion of his qualified pension benefit in a lump sum or annuity. The amount shown is the present value of the benefit payable as an annuity at age 60, which is the greater of the two potential benefit amounts.

(4)

Mr. Leidich is entitled to the Agreement Lump Sum benefit. The benefit is payable based on the terms set forth in the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. On his retirement as of December 31, 2011, the present value of the Agreement Lump Sum benefit was $1,069,478.

Pension Benefits

Qualified and Nonqualified Plans

We offer a qualified and nonqualified (supplemental) plan to provide retirement benefits to all of our NEOs. We pay the entire cost of these plans. Payments from the qualified plan provided under the FirstEnergy Corp. Pension Plan (later referred to as the Pension Plan) are calculated considering base salary earnings and the applicable federal and plan limits. The supplemental plan provided under the EDCP is designed to provide a comparable benefit to the executive without the restrictions of federal and plan limits as well as to provide a competitive retirement benefit. The pension benefit from the qualified and nonqualified plans provided to our NEOs is the greater benefit determined using the following two formulas:

1.

Career Earnings Benefit Formula: A fixed (2.125 percent) factor is applied to the executive’s total career earnings to determine the accrued (age 65) career earnings benefit. Career earnings generally include base salary, overtime pay, shift premiums, annual incentive awards, and other similar compensation.

2.

Adjusted Highest Average Monthly Base Earnings Benefit Formula: The benefit is equal to the sum of A and B where A is the highest average monthly base earnings (later referred to as HAMBE) times the sum of:

•	1.58 percent times the first 20 years of benefit service,

•	1.18 percent times the next 10 years of benefit service,

•	0.78 percent times the next 5 years of benefit service, and

•	1.10 percent times each year of benefit service in excess of 35 years.

and B is an amount equal to 0.32 percent times number of years of service (up to 35 years) times the difference between the HAMBE and the lesser of 150 percent of covered compensation or the Social Security Wage Base, and zero (0).

The HAMBE for the qualified plan are the highest 48 consecutive months of base earnings the executive had in the 120 months immediately preceding retirement or other termination of employment. Base earnings are the employee’s straight time rate of pay without overtime, deferred compensation, incentive compensation, other awards, or accrued unused vacation paid at termination. The HAMBE for the nonqualified plan are the same as the qualified plan described above except that incentive and deferred compensation are included, and the plan is not limited by restrictions of federal and plan limits. Covered compensation is the average (without indexing) Social Security Taxable Wage Base in effect for each calendar year during the 35-year period that ends when the executive reaches the Social Security normal retirement age.

Under the Pension Plan, normal retirement is at age 65, and the earliest retirement is at age 55 if the employee has at least 10 years of credited service. Mr. Alexander and Mr. Clark are currently eligible for an unreduced pension benefit. Mr. Jones is currently eligible for a reduced pension benefit based on the Early Retirement Reduction Table below. Ms. Vespoli does not meet the age requirement. The earliest retirement age without reduction for the qualified plan is age 60 for Mr. Alexander, Mr. Clark, Ms. Vespoli and Mr. Jones. Mr. Leidich retired on December 31, 2011. Mr. Evanson is not eligible for a pension benefit.

Early Retirement Reduction Table

If payment begins at age...	The benefit is multiplied by
60 and up	100%
59	88%
58	84%
57	80%
56	75%
55	70%

The accrued benefits vest upon the completion of five years of service. The benefits generally are payable in the case of a married executive in the form of a qualified spouse 50 percent joint and survivor annuity or in the case of an unmarried executive in the form of a single life annuity. There also is an option to receive the benefit as a joint and survivor annuity with or without a pop-up provision, as a period certain annuity, or in the case of Mr. Leidich a lump sum based on his employment with Centerior Energy as discussed in footnote 3 to the Pension Benefits table. A pop-up provision in an annuity provides a reduced monthly benefit, payable to the executive until death. Upon death, the executive’s named beneficiary will receive 25 percent, 50 percent, 75 percent, or 100 percent of the executive’s benefit based on the executive’s and the beneficiary’s ages and the percentage to be continued after the executive’s death. However, if the beneficiary predeceases the executive, the monthly payment “pops-up” to the payment which would have been payable as a single life annuity.

Supplemental Executive Retirement Plan (SERP)

In addition to the qualified and nonqualified plans, certain NEOs are eligible to receive an additional nonqualified benefit from the SERP. At the end of 2010, only 9 active employees were eligible for a SERP benefit upon retirement, and no new participants have been provided eligibility since 2001. Any new participants must be approved by the Committee.

Mr. Alexander, Mr. Clark, Ms. Vespoli, and Mr. Jones are eligible to receive an additional nonqualified benefit from the SERP. Neither Mr. Leidich nor Mr. Evanson were participants in the SERP. Mr. Leidich was rehired in 2002 and chose to retain, in lieu of participation in the SERP, a lump sum retirement benefit upon termination of employment for any reason (herein referred to as the Agreement Lump Sum). The benefit is payable based on the terms set forth in the Severance and Employment Agreement dated July 1, 1996, between Mr. Leidich and Centerior Energy Corporation. The agreement provided Mr. Leidich an additional retirement benefit calculated as if his employment continued from January 1, 1996, through December 31, 2000, subsequent to a CIC of Centerior Energy Corporation. The maximum value of $1,095,889 will be payable at age 62. The value is based on the lump sum value of the average monthly compensation Mr. Leidich would have received for the 60-month period above, payable at age 62. If Mr. Leidich commences his benefit prior to age 62, he will receive a reduced benefit. On his retirement as of December 31, 2011, the reduced benefit would be $1,069,478.

An executive participating in the SERP is eligible to receive a supplemental benefit after termination of employment due to retirement, death, disability, or involuntary separation. A supplemental benefit under the SERP will be determined in accordance with, and shall be non-forfeitable, upon the date the executive terminates employment under the conditions described in the following sections:

Retirement Benefit

An eligible executive who retires on or after age 55 and who has completed 10 years of service will be entitled to receive, commencing at retirement, a monthly supplemental retirement benefit under the SERP equal to (a) 65 percent of the average of the highest 12 consecutive full months of base salary earnings paid to the executive in the 120 consecutive full months prior to termination of employment, including any salary deferred into the EDCP or the Savings Plan, but excluding any incentive payments, or (b) 55 percent of the average of the highest 36 consecutive full months of base salary earnings and annual incentive awards paid to the executive in the 120 consecutive full months prior to termination of employment, including any salary deferred into the EDCP and Savings Plan, whichever is greater, multiplied by the number of months of service the executive has completed after having completed 10 years of service, up to a maximum of 60 months, divided by 60, less:

1.

The monthly primary Social Security benefit to which the executive may be entitled upon retirement (or the projected age 62 benefit if retirement occurs prior to age 62), irrespective of whether the executive actually receives such benefit at the time of retirement, and

2.

The monthly early, normal, or deferred retirement income benefit to which the executive may be entitled upon retirement under the Pension Plan, the monthly supplemental pension benefit under the EDCP and the monthly benefit, or actuarial equivalent, under the pension plans of previous employers, all calculated by an actuary selected by us, with the following assumptions based on the executive’s marital status at the time of such retirement:

•	In the case of a married executive in the form of a 50 percent joint and survivor annuity.

•	In the case of an unmarried executive, in the form of a single life annuity.

For an executive who retires prior to attaining age 65, the net dollar amount above shall be reduced further by one-fourth of 1 percent for each month the commencement of benefits under the SERP precedes the month the executive attains age 65.

Death Benefit

If the executive dies, 50 percent of the executive’s supplemental retirement benefit actuarially adjusted for the executive’s and spouse’s ages will be paid to the executive’s surviving spouse. Payment will begin the month following death and continue for the remainder of the surviving spouse’s life. For an executive who dies prior to attaining age 65, the benefit shall be reduced further by one-fourth of 1 percent for each month the commencement precedes the executive’s attainment of age 65, with a maximum reduction of 30 percent.

Disability Benefit

An executive terminating employment due to a disability may be entitled to receive, commencing at disability, a monthly supplemental retirement benefit under the SERP equal to 65 percent of (a) above or 55 percent of (b) above, whichever is greater, less disability benefits from:

•	Social Security,

•	Our Pension Plan,

•	Our Long-Term Disability Plan, and

•	Other Employers.

The disability benefit continues until the executive attains age 65, retires, dies, or is no longer disabled, whichever occurs first. Upon retirement, benefits are calculated as described in the Retirement Benefit section above. In the event of death, benefits are calculated as described in the Death Benefit section above.

NONQUALIFIED DEFERRED COMPENSATION AS OF DECEMBER 31, 2011

The following table summarizes nonqualified deferred compensation earned, contributed by, or on behalf of our NEOs during 2011.

Name(1)	Executive Contributions in last FYE ($)(2)	Registrant Contributions in last FYE ($)(3)	Aggregate Earnings in last FYE ($)(4)	Aggregate Withdrawals/ Distributions ($)(5)	Aggregate Balance at last FYE ($)(6)
Anthony J. Alexander	$134,004	$0	$897,723	$(3,035,076)	$7,360,065
Mark T. Clark	$203,484	$0	$257,990	$0	$3,135,327
Leila L. Vespoli	$0	$0	$421,845	$(241,804)	$3,867,464
Charles E. Jones Jr.	$0	$0	$105,093	$0	$733,208
Gary R. Leidich	$0	$0	$886,938	$0	$6,063,612

(1)	Mr. Evanson was not a participant in the EDCP.

(2)

The amounts set forth in the Executive Contributions in last FYE column represent the deferral of 2011 base salary under the EDCP as follows: Mr. Alexander $134,004 and Mr. Clark $203,484. The executive contributions from base salary are also included in the Salary column of the current year SCT.

(3)	There were no registrant contributions made in 2011.

(4)

The amounts set forth in the Aggregate Earnings in last FYE column include above-market earnings which have been reported in the SCT as follows: Mr. Alexander $113,237; Mr. Clark $59,922; Ms. Vespoli $62,463; Mr. Jones $7,533; and Mr. Leidich $59,396. The compounded annual rate of return on cash accounts was 8.53 percent. The compounded annual rate of return on stock accounts was 26 percent, which includes dividends.

(5)

The amounts set forth in the Aggregate Withdrawals/Distributions column include amounts withdrawn/distributed from the executive’s deferred compensation account to the executive. Mr. Alexander and Ms. Vespoli received distributions of $3,035,076 and $241,804, respectively.

(6)	The amounts set forth in the Aggregate Balance at last FYE column include amounts reported in the SCT in prior years.

Nonqualified Deferred Compensation

The EDCP is a nonqualified defined contribution plan which provides for the voluntary deferral of compensation. Participants, including our NEOs may defer up to 50 percent of base salary, up to 100 percent of STIP awards, and up to 100 percent of the performance share portion of LTIP awards. Participation in the EDCP is limited to designated management employees. Beginning with the 2012 grants, the performance-adjusted RSU portion of the LTIP will also be eligible for deferral into the stock account of the EDCP.

Two investment options are available under the EDCP. Participants may direct deferrals of base salary and STIP awards to an annual cash retirement account, which accrues interest. The interest rate changes annually and is based upon the Moody’s Corporate Bond Index rate plus three percentage points. In 2011, the interest rate was 8.53 percent. Participants may direct deferrals of STIP awards and cash LTIP awards to an annual stock account. The stock accounts are tracked in stock units and accrue additional stock units based upon the payment of dividends. The stock accounts are valued at the fair market value of our common stock.

Until the plan year beginning January 1, 2011 we provided a 20 percent incentive match on contributions to the stock account, which was calculated by multiplying the value of the amount deferred by 20 percent and dividing the result by the average closing market price for the month of February of the applicable year. The participant’s contribution and additional dividend units are vested immediately; the 20 percent incentive match and additional dividend equivalent units thereon vest at the end of a three-year period and are subject to forfeiture prior to the conclusion of that vesting period.

The 20 percent incentive match provided in 2008 vested on March 1, 2011, and the match provided in 2009, 2010, and 2011 will vest on March 1, 2012, March 1, 2013, and March 1, 2014, respectively. At the end of the vesting period, the executive’s initial deferral and the vested 20 percent incentive match may be paid out in a lump sum or further deferred into the retirement stock account and paid at separation from service.

Participants may elect to receive distributions from the cash retirement accounts in any combination of lump sum payment and/or monthly installment payments for up to 25 years. Differing distribution elections may be made for retirement, disability, and pre- retirement death. In the event of involuntary separation prior to retirement eligibility, the accounts accrued prior to January 1, 2005, may be paid in a single lump sum payment or in three annual installments. Accounts accrued after January 1, 2005, are paid in a single lump sum payment. Payments may not commence until separation from service. Amounts that were vested as of December 31, 2004, are available for an in- service withdrawal of the full account, subject to a 10 percent penalty. There is no in-service withdrawal option for retirement accounts accrued after January 1, 2005.

Stock account distributions are limited to a lump sum payment in the form of our common stock at the end of the three-year period following the initial deferral or further deferral until termination or retirement. If further deferred until termination or retirement, the account will be converted to cash, based upon the fair market value of the account at termination, and the balance will be rolled over to the corresponding annual retirement account for distribution in lump sum or monthly installments as elected under the retirement account.

Potential Post-Employment Payments

The following table summarizes the compensation and benefits that would be payable to our NEOs in the event a termination as of December 31, 2011.

2011 POST-TERMINATION COMPENSATION AND BENEFITS

	Retirement(1)	Involuntary Separation (Other Than For Cause)	Termination Without Cause or for Good Reason During Two-Year Period Following a CIC	Voluntary Termination (Pre-retirement Eligible)(1)	Death(1)	Disability(1)
Base Salary	Accrued through date of retirement	Accrued through date of termination	Accrued through date of CIC termination	Accrued through date of termination	Accrued through date of qualifying event	Accrued through date of qualifying event

Severance Pay	n/a	3 weeks of pay for every full year of service (capped at a maximum of 104 weeks), including the current year, calculated using base salary at the time of severance	2.99 times the sum of base salary plus target annual STIP of which a portion is payable in consideration for the non-competition clause (2)	n/a	n/a	n/a

Accrued and Banked Vacation	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary

Health and Wellness Benefits	Retiree/spouse health and wellness provided	Provided at active employee rates for severance period(3)	Based on the terms of the Special Severance Agreement, if applicable(4)	Forfeited	Survivor health and wellness provided as eligible	Health and wellness provided as eligible

STIP Award	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service

Performance-Adjusted RSUs	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued 100% of shares and all dividends earned	Forfeited	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service

Performance Shares	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service	Issued 100% of shares and all dividends earned	Forfeited	Issued a prorated award based on full months of service	Issued a prorated award based on full months of service

	Retirement(1)	Involuntary Separation (Other Than For Cause)	Termination Without Cause or for Good Reason During Two-Year Period Following a CIC	Voluntary Termination (Pre-retirement Eligible)(1)	Death(1)	Disability(1)
Restricted Stock	Forfeited, if unvested	Forfeited, if unvested with the exception of the 2/25/2011 award, which would immediately vest	Issued 100% of shares and all dividends earned	Forfeited	Issued 100% of shares and all dividends earned	Issued 100% of shares and all dividends earned

Unvested Stock Options	Forfeited	Vest on a prorated basis and must be exercised within 5 years of the date of termination or date of expiration, whichever occurs earlier	Fully vest and must be exercised within 5 years of the date of termination or the date of expiration, whichever occurs earlier	Forfeited	Vest on a prorated basis and must be exercised within one year	Vest on a prorated basis and must be exercised within one year of termination

Qualified Retirement Plan	Payable in a monthly benefit	Payable in a monthly benefit	Payable in a monthly benefit	Vested amount payable in a monthly benefit upon reaching age 55 (the earliest retirement age)	Payable to survivor in a monthly benefit	Payable in a monthly benefit

Nonqualified Retirement Plan	Payable in a monthly benefit	Payable in a monthly benefit	Payable in a monthly benefit	Vested amount payable in a monthly benefit upon reaching age 60	Payable to survivor in monthly benefit	Payable in a monthly benefit

Supplemental Executive Retirement Plan (SERP)(5)	Payable in a monthly benefit	Payable in a monthly benefit	Payable in a monthly benefit	Forfeited if voluntarily terminated prior to retirement age	Payable to survivor in a monthly benefit	Payable in a monthly benefit

Vested Executive Deferred Compensation Plan	Payable as elected	Payable as elected	Payable as elected	Payable in a lump sum	Payable to survivor as elected	Payable as elected

Non-vested EDCP Incentive Match	Payable as elected(6)	Payable as elected	Payable as elected	Forfeited	Payable to survivor as elected	Payable as elected

Additional Age and Service for Pension, EDCP & Benefits	n/a	n/a	Three years	n/a	n/a	n/a

Reimburse Code Section 280G	No	No	Yes, if covered by a Special Severance Agreement	No	No	No

1)	Benefits provided in these scenarios also are provided to all of our employees on the same terms, if applicable.

2)

We had in place separate Special Severance Agreements with Mr. Alexander, Mr. Clark, Ms. Vespoli and Mr. Leidich that expired December 31, 2011. Mr. Jones is a participant in the CIC Severance Plan effective January 1, 2011.

3)

Active employee health and wellness benefits are provided under the Severance Plan for the severance period, which is equal to three weeks for every year of service, including the current year (52-week minimum and 104-week maximum).

4)

Mr. Alexander, Mr. Clark, Mr. Jones and Mr. Leidich are eligible for retirement and would receive full retiree health and wellness benefits irrespective of a CIC. Ms. Vespoli would receive active employee health and wellness benefits for three years.

5)	The SERP benefit is limited to certain key executives. Mr. Alexander, Mr. Clark, Ms. Vespoli and Mr. Jones are participants in the SERP.

6)	If an executive voluntarily terminates employment with us prior to age 60 (early retirement), any non-vested incentive match is forfeited.

The potential post-employment payments discussed below disclose the estimated payments and benefits payable to the NEOs upon certain triggering events representing the enhanced or accelerated value of payments and benefits and do not include previously-earned and vested amounts payable to the NEOs regardless of the applicable triggering event that have been accrued but not yet paid. The post-termination benefit calculations are based on the following assumptions:

•	The amounts disclosed are estimates of the amounts which would be paid out to the NEOs based on the triggering event. The actual amounts can be determined only at the time of payment.

•

The amounts disclosed do not include benefits provided under the Qualified Plan, Nonqualified Supplemental Plan and SERP as described in the Pension Benefits section and shown in the Pension Benefits table (at the earliest commencement date without reduction) earlier in this proxy statement, unless expressly noted.

•

The amounts disclosed do not include compensation previously earned and deferred into the EDCP. The year-end account balances of the NEOs in the EDCP are set forth in the Nonqualified Deferred Compensation table earlier in this proxy statement. These amounts are payable to the NEO based on the distribution elections made by the NEO at the time the deferral was elected.

•	December 31, 2011, is the last day of employment.

•

All employees, including the NEOs, are eligible for a full year payout based on actual performance under the STIP if they are employed on December 31, 2011. The 2011 STIP amounts are provided in the Non-Equity Incentive Plan Compensation column of the SCT. The STIP award was based on 2011 performance and payable March 2, 2012.

•	The LTIP and Other Equity Awards table below includes stock options, performance shares, performance-adjusted RSUs, and restricted stock.

•	The closing common stock price on December 30, 2011, the last trading day of the year ($44.30), is applied to value stock options, performance shares, performance-adjusted RSUs, and restricted stock.

•

Actual performance is utilized for the 2009-2011 performance shares and performance-adjusted RSUs. Target performance is assumed for the 2010-2012 and 2011-2013 performance shares and performance-adjusted RSUs.

•	Health care amounts are not provided in most cases since they are available to all employees under the same circumstances.

Retirement/Voluntary Termination

In the event of December 31, 2011, retirement or voluntary termination, the NEOs would be provided vested outstanding equity awards as described in the 2011 Post-Termination Compensation and Benefits table above and quantified in the LTIP and Other Equity Awards table below.

The present value of the Qualified Plan, Nonqualified Supplemental Plan, and SERP benefits as shown in the Pension Benefits table reflects commencement of retirement benefits at the NEOs earliest age necessary to receive pension benefits without reduction. Messrs. Alexander and Clark have reached the age and service requirement needed to receive pension benefits without reduction. Messrs. Alexander and Clark’s accrued and vested Qualified Plan, Nonqualified Supplemental Plan, and SERP benefits are shown in the Pension Benefits table. Mr. Jones does not meet the age requirement needed to receive pension benefits without reduction;

however he is entitled to accrued and vested Qualified Plan, Nonqualified Supplemental Plan, and SERP benefits as shown in the Pension Benefits table. If Mr. Jones commences his reduced pension benefits immediately upon his termination, the increase in the present value of the benefits without reduction under the Nonqualified Supplemental Plan, and SERP for Mr. Jones is $1,322,392 primarily based on an increase in the SERP benefit. Ms. Vespoli was not eligible for retirement in 2011 as she did not meet the minimum age requirement; however she is entitled to accrued and vested Qualified Plan and Nonqualified Supplemental Plan benefits as shown in the Pension Benefits table above. The SERP benefit is forfeited if Ms. Vespoli voluntarily terminates her employment prior to age 55.

Mr. Evanson and Mr. Leidich retired on May 31, 2011 and December 31, 2011, respectively. The actual amounts payable to Mr. Evanson based on his May 31, 2011 retirement include the 1) prorated STIP amount earned in 2011 and paid in March 2012 as shown in the SCT ($372,862), and 2) amount shown in the All Other Compensation column of the SCT ($13,810,473) which includes benefits provided under the Evanson Agreements, matching contributions to the Savings Plan, and personal use of the corporate aircraft. The actual amounts payable to Mr. Leidich based on his December 31, 2011 retirement include the 1) STIP amount earned in 2011 and paid in March 2012 as shown in the SCT ($912,665), and 2) present value of benefits accrued and vested future benefits under the Qualified Plan, Nonqualified Supplemental Plan, and Agreement Lump Sum ($11,015,973).

Involuntary Separation

In the event of an involuntary separation, Mr. Alexander’s severance benefit, if any, would be determined by the Committee and approved by the Board. Mr. Clark, Ms. Vespoli and Mr. Jones are covered under the Severance Plan. Mr. Leidich and Mr. Evanson are not eligible for benefits under the Severance Plan based on the terms set forth in their employment agreements as discussed in the narrative following the Grants of Plan-Based Awards section of this proxy statement. For the purposes of the discussion below, it is assumed that Mr. Alexander will receive the same level of benefits provided under the Severance Plan. Under the Severance Plan, executives are offered severance benefits if involuntarily separated when business conditions require the closing of a facility, corporate restructuring, a reduction in workforce, or job elimination. Severance is also offered if an executive rejects a job assignment that would result in a material reduction in current base pay; contains a requirement that the executive must make a material relocation from his or her current residence for reasons related to the new job; or results in a material change in the executive’s daily commute from the executive’s current residence to a new reporting location. Any reassignment which results in the distance from the executive’s current residence to his or her new reporting location being at least 50 miles farther than the distance from the executive’s current residence to his or her previous reporting location is considered material. The Severance Plan provides three weeks of base pay for each full year of service with a minimum of 52 weeks. In 2011, we modified the Severance Plan to add a maximum severance benefit of 104 weeks of base pay. In the event of a December 31, 2011, involuntary separation, severance pay would be provided as follows: Mr. Alexander — $2,680,000; Mr. Clark — $1,370,000; Ms. Vespoli — $872,308; and Mr. Jones — $1,028,077. Additionally, the increase in the present value of the benefits under the Qualified Plan, Nonqualified Supplemental Plan, and SERP for Ms. Vespoli is $2,221,885. The increase in present value of the pension benefits for Ms. Vespoli is based on the terms of the Severance Plan which provides that she would be considered retirement-eligible upon an involuntary termination based on her age at such termination. Each of the NEOs would also be provided additional accelerated vesting for certain outstanding equity as described in the 2011 Post-Termination Compensation and Benefits table and quantified in the LTIP and Other Equity Awards table.

Termination Following a Change in Control

As described above, we had in place separate Special Severance Agreements with the NEOs, except Mr. Jones and Mr. Evanson in 2011. Mr. Jones was designated a participant in the CIC Severance Plan effective January 1, 2011.

Under the Special Severance Agreements and CIC Severance Plan, certain enhanced benefits would be provided in the event of a termination without cause or for good reason within two years following a CIC. The NEO would be prohibited for two years from working for or with competing entities after receiving severance benefits pursuant to the Special Severance Agreements and CIC Severance Plan. A portion of the cash severance is assigned as consideration for the non-compete obligation.

Generally, pursuant to the Special Severance Agreements, a CIC is deemed to occur:

(1)

If any person acquires 50 percent or more of our voting securities (or 25 percent or more of our voting securities if such person proposes any individual for election to the Board or such person already has a representative on the Board), excluding acquisitions (i) directly from us, (ii) by us, (iii) by certain employee benefit plans, and (iv) pursuant to a transaction meeting the requirements of item (3) below, or

(2)	If a majority of our directors as of the date of the agreement are replaced (other than in specified circumstances), or

(3)	Upon the consummation of reorganization, merger, consolidation, sale, or other disposition of all or substantially all of our assets, unless, following such transaction:

(a)

The same person or persons who owned our voting securities prior to the transaction own more than 75 percent of our voting securities in the same proportions as their ownership prior to the transaction,

(b)	No person or entity (with certain exceptions) owns 25 percent or more of our voting securities, and

(c)	At least a majority of the directors resulting from the transaction were directors at the time of the execution of the agreement providing for such transaction, or

(4)	If our shareholders approve a complete liquidation or dissolution.

The CIC severance benefits are triggered only if the individual is terminated without cause or resigns for good reason within two years following a CIC. Good reason is defined as a material change, following a CIC, inconsistent with the individual’s previous job duties or compensation. We do not gross up equity or cash awards to cover the tax obligations for executives unless required to do so under the terms of the Special Severance Agreements.

In 2011, we made revisions to the CIC related benefits as described earlier in the CD&A. Also, on February 25, 2011, the Board approved revisions to the definition of CIC within the Plan, effective January 1, 2011, and the EDCP, the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (later referred to as the Director’s Plan) and the SERP, effective January 1, 2012. The definition of CIC in the above referenced plans was revised by the Board to better align the definition with market practice, achieve consistency among FirstEnergy’s various plans, and make certain other clarifying changes. Elements of the CIC definition that were revised include (1) the acquisition by a person of beneficial ownership of 25 percent or more of FirstEnergy’s voting securities (from a previous level of 50 percent and without regard to whether such person proposed a nominee to the Board) and (2) the consummation of a Major Corporate Event (defined to include mergers and consolidations and certain asset sales) where FirstEnergy shareholders hold less than 60 percent of the combined voting power of the surviving corporation (from the previous level of 75 percent with a requirement that their pre-transaction and post-transaction holdings remain proportionate). Except for the above- referenced terms and certain other clarifying changes, no other terms of the existing definition were modified. The revised definition was also incorporated in the CIC Severance Plan. For a complete CIC definition see the above-referenced plans. In the event of a December 31, 2011 termination following a CIC, compensation in an amount equal to 2.99 multiplied by the sum of the amount of annual base salary plus the target annual STIP amount in the year during which the date of termination occurs, whether or not fully paid, will be provided as follows: Mr. Alexander — $9,014,850; Mr. Clark — $3,789,077; Ms. Vespoli — $2,930,200; and Mr. Jones — $2,664,090. Additionally,

the increase in the present value of the benefits under the Nonqualified Supplemental Plan and SERP based on the terms of the Special Severance Agreements and the CIC Severance Plan, as applicable would provide three additional years of age and service quantified as follows: Mr. Alexander — $1,551,651; Mr. Clark — $481,651; Ms. Vespoli — $3,538,694; and Mr. Jones — $352,112. Each of the NEOs would also be provided additional accelerated vesting for certain outstanding equity as described in the 2011 Post-Termination Compensation and Benefits table above and quantified in the LTIP and Other Equity Awards table below. The Special Severance Agreements, which expired on December 31, 2011, provided for the reimbursement of any excise tax plus the income taxes associated with the reimbursement upon receiving any CIC payments, if applicable. Based on the estimated payments to the NEOs, an estimated excise tax and gross-up would be provided to Mr. Clark — $2,501,647 and Ms. Vespoli — $4,302,573. The excise tax and gross-up provisions are not provided under the CIC Severance Plan. Under the terms of the Special Severance Agreement, Ms. Vespoli would also be provided three years of retiree health care benefits after the date of termination valued at $33,850. The health care amount is calculated based on the assumptions used for financial reporting purposes under generally accepted accounting principles.

Death & Disability

As of December 31, 2011, in the event of death or Disability (as defined in the applicable plan documents), each of the NEOs would also be provided additional accelerated vesting for certain outstanding equity as described in the 2011 Post-Termination Compensation and Benefits table above and quantified in the LTIP and Other Equity Awards table below. Additionally, the increase in the present value of the benefits under the Nonqualified Supplemental Plan and SERP for Ms. Vespoli in the event of death or Disability is $1,311,824 and $2,942,539, respectively. Under these circumstances, the determination of benefits under the Qualified Plan, Nonqualified Supplemental Plan and SERP would be determined as if Ms. Vespoli was retirement-eligible.

LTIP and Other Equity Awards

In the event of December 31, 2011, retirement or voluntary termination, the NEOs would be provided vested outstanding equity awards as quantified in the Retirement/Voluntary Termination column of the LTIP and Other Equity Awards table below. In the event of involuntary separation, termination following a CIC, or death, or Disability, the NEOs would be provided additional accelerated vesting for certain outstanding equity awards based specifically on the triggering event as quantified in the respective columns of the LTIP and Other Equity Awards table below. In the event of an occurrence of a CIC absent a termination, the NEOs would be provided accelerated vesting only for certain outstanding equity awards. Since 2010, awards of performance-adjusted RSUs and performance shares require a termination following a CIC for accelerated vesting.

LTIP and Other Equity Awards

		Acceleration Due to Termination
	Retirement/Voluntary Termination(1)	Involuntary Separation(2)	Termination Following a CIC(3)	Death & Disability(4)	CIC(5)
Anthony J. Alexander	$8,637,764	$3,523,470	$18,193,712	$9,116,494	$7,092,296
Mark T. Clark	$1,918,600	$1,807,711	$4,309,026	$1,807,711	$2,680,932
Leila L. Vespoli	$0	$2,948,904	$6,922,745	$4,422,474	$4,519,247
Charles E. Jones Jr.	$1,505,504	$996,060	$4,572,049	$2,469,650	$3,336,933

(1)

The amounts set forth in the Retirement/Voluntary Termination column represent the estimated amounts that would be payable to the NEO at the end of the performance period and based on target performance as a result of retirement/voluntary termination. At the time of payment, the performance-adjusted RSUs and performance shares will be adjusted for actual performance. Performance-adjusted RSUs and performance shares are prorated based on full months of service, except for Ms. Vespoli who would forfeit her LTIP awards since she is not eligible for retirement based on her age. Unvested stock options and restricted stock would be forfeited.

(2)

The amounts set forth in the Involuntary Separation column represent the estimated additional amounts that would be payable to the NEO at the end of the performance period, based on target performance, and prorated based on full months of service. At the time of payment, the performance-adjusted RSUs and performance shares will be adjusted for actual performance. In the event of an involuntary separation, Ms. Vespoli will be provided accelerated vesting of performance-adjusted RSUs and performance shares payable at the end of the performance period, based on actual performance, and prorated based on her full months of service under the terms of the LTIP award agreements. Unvested stock options are prorated based on full months of service. The Retention Awards of restricted stock fully vest. All other restricted stock awards are forfeited.

(3)

The amounts set forth in the Termination Following a CIC column represent the estimated additional amounts that would be payable to the NEO as a result of the accelerated vesting of awards in the event of a termination following a CIC. Unvested stock options, restricted stock, performance-adjusted RSUs and performance shares fully vest at target.

(4)

The amounts set forth in the Death & Disability column represent the estimated additional amounts that would be payable to the NEO as a result of the accelerated vesting of awards in the event of a death or Disability. Performance-adjusted RSUs and performance shares are prorated based on full months of service. In the event of a Disability, the performance-adjusted RSUs and performance shares are payable at the end of the performance period and based on actual performance. Unvested stock options are prorated based on full months of service. All restricted stock awards fully vest.

(5)

The amounts set forth in the CIC column represent the estimated amounts that would be payable to the NEO as a result of the accelerated vesting of awards in the event of a CIC absent a termination of employment. The performance-adjusted RSUs and performance shares remain outstanding with the exception of the 2009-2011 cycles, which fully vest and are payable at target. Restricted stock awards fully vest, with the exception of Mr. Alexander’s restricted stock award granted on February 27, 2006, of which vesting is not accelerated upon a CIC. Unvested stock options fully vest and become exercisable upon a CIC.

DIRECTOR COMPENSATION IN FISCAL YEAR 2011

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension and NonQualified Deferred Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Paul T. Addison	$108,000	$86,048	$4,250	$0	$198,298
Michael J. Anderson	$93,000	$86,048	$1,877	$2,500	$183,425
Carol A. Cartwright	$103,000	$86,136	$2,746	$0	$191,882
William T. Cottle	$109,000	$86,048	$6,318	$0	$201,366
Robert B. Heisler, Jr.	$93,000	$86,048	$1,489	$500	$181,037
Julia L. Johnson(5)	$71,000	$71,768	$0	$0	$142,768
Ted J. Kleisner(5)	$80,000	$71,773	$0	$0	$151,773
Ernest J., Novak, Jr.	$116,000	$86,048	$688	$2,500	$205,236
Christopher D. Pappas(6)	$25,793	$24,108	$0	$0	$49,901
Catherine A. Rein	$117,000	$86,048	$44,089	$6,000	$253,137
George M. Smart	$235,000	$86,048	$6,248	$3,000	$330,296
Wes M. Taylor	$106,500	$86,048	$0	$0	$192,548
Jesse T. Williams, Sr.(7)	$110,000	$101,048	$0	$0	$211,048

(1)

The amounts set forth in the Fees Earned or Paid in Cash column include fees earned or paid in cash, including cash retainers, meeting fees, chairperson retainers, committee meeting fees, industry meetings and training, company office and facility visits, and committee premiums whether paid in cash or deferred into the Director’s Plan.

(2)

The amounts set forth in the Stock Awards column include the equity retainer received in the payment of shares of common stock or deferred into the stock account of the Director’s Plan. The dollar amounts shown were computed in accordance with FASB ASC Topic 718. The number of shares of unvested accrued dividends subject to forfeiture are as follows: Mr. Addison, 138 shares; Mr. Anderson, 479 shares; Mr. Heisler, 388 shares; Mr. Novak, 694 shares; Mr. Smart, 1,117 shares; and Mr. Taylor, 533 shares.

(3)

The amounts set forth in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflect the aggregate increase in actuarial value to the director of all defined benefit and actuarial plans accrued during the year and above-market earnings on nonqualified deferred compensation. The amount shown for Ms. Rein also includes an additional $4,268 which is attributable to the change in present value of her accumulated retirement benefits. The formula used to determine the above market earnings equals (2011 total interest x {difference between 120 percent of the Applicable Federal Rate for long-term rates (AFR) and the plan rate} divided by the plan rate).

(4)

The amounts set forth in the All Other Compensation column include compensation not required to be included in any other column in this table. Charitable matching contributions made on behalf of our directors represent the entire amount in the column. The FirstEnergy Foundation supports the charitable matching contributions under the Matching Gifts Program.

(5)	Ms. Johnson and Mr. Kleisner joined the Board at the time of the Allegheny Merger and began serving as members effective March 2011.

(6)	Mr. Pappas joined the Board in September 2011.

(7)	The amounts set forth for Mr. Williams reflect additional compensation earned for serving on the board of JCP&L of $23,000. Mr. Williams retired from the FirstEnergy Corp. Board on March 1, 2012.

COMPENSATION OF DIRECTORS

We use a combination of cash and equity-based incentive compensation in order to attract and retain qualified candidates to serve on our Board. Equity compensation is provided to promote our success by providing incentives to directors that will link their personal interests to our long-term financial success and to increase shareholder value. In setting director compensation, we take into consideration the significant amount of time that directors spend in fulfilling their duties to us as well as the skill level required of members of the Board.

Only non-employee directors receive the following compensation for their service on the Board. Since Mr. Alexander is an employee, he does not receive any additional compensation for his service on the Board.

Fee Structure

In 2011, the directors received a cash retainer of $60,000 and an equity retainer valued at $86,000, paid in the form of our common stock. In addition, the directors received $1,500 for each Board and committee meeting attended, $1,500 for each Company office or facility visit, $1,500 for attending an industry meeting or training at our request, and reimbursement for expenses related to attending meetings. The Corporate Governance, Compensation, Finance and Nuclear Committee chairpersons each received $10,000 in 2011 for serving as the committee chairperson. The chairperson of the Audit Committee received $15,000 in 2011. A $5,000 premium was paid to all Audit Committee members due to the increased workload required under Sarbanes-Oxley Act regulations. Mr. Smart, the non-executive Chairman of the Board, received an additional $125,000 cash retainer in 2011 for serving in that capacity. Equity and cash retainers, chairperson retainers, and Audit Committee premiums were paid quarterly, while meeting fees and fees for attending any other planned sessions were paid monthly. Mr. Williams joined the board of Jersey Central Power & Light Company (later referred to as JCP&L), one of our subsidiaries, in June 2007. As a JCP&L director he received an annual cash retainer of $15,000 and $1,000 for each meeting attended. Ms. Johnson, Mr. Kleisner, and Mr. Pappas each joined the Board in 2011. As such, their compensation is representative of the length of time they served on the Board in 2011.

In September 2011, the Compensation Committee recommended and the Board approved compensation adjustments for the directors effective January 2012, as follows:

•	Increased the cash retainer from $60,000 to $85,000,

•	Increased the equity retainer from $86,000 to $122,000,

•	Increased the Corporate Governance, Compensation, Finance, and Nuclear Committee chairpersons fees from $10,000 to $15,000,

•	Increased the Audit Committee chairperson fee from $15,000 to $20,000,

•	Eliminated Board and Committee meeting fees of $1,500, except for meetings held both in-person and out of the ordinary cycle,

•	Eliminated the Audit Committee premium of $5,000 per member, and

•	Increased the cash retainer for the non-executive Chairman of the Board from $125,000 to $150,000.

In 2011, the number of Board and committee meetings attended by directors who served for the full year ranged from 21 to 27 meetings. Directors are responsible for paying all taxes associated with cash and equity retainers and perquisites. We do not gross up equity grants to directors to cover tax obligations.

We believe it is critical that the interests of directors and shareholders be clearly aligned. As such, similar to the NEOs, directors are also subject to share ownership guidelines. Within 90 days of their election to the Board, a director must own a minimum of 100 shares of our common stock. Within five years of joining the Board, each director is required to own shares of our common stock with an aggregate value of at least five times the annual equity retainer. Each director has either attained the required share ownership guideline or it is not anticipated that the director will have any difficulty in attaining their required share ownership guidelines within the five-year period. The share ownership guidelines are reviewed by the Committee for competitiveness on an annual basis and were last reviewed at the Committee’s February 2012 meeting. The Security Ownership of Management table earlier in this proxy statement shows the shares held by each director as of March 9, 2012.

FirstEnergy Corp. Deferred Compensation Plan for Outside Directors

The Director’s Plan is a nonqualified deferred compensation plan that provides directors the opportunity to defer compensation. Directors may defer up to 100 percent of their cash retainer into the cash or stock accounts. Deferrals into the cash account can be invested in one of 12 funds, similar to the investment funds available to all of our employees through the Savings Plan, or a Company-paid annually adjusted fixed income account. The Company paid interest earnings of 8.53 percent in 2011 and 8.26 percent in 2012 on funds deferred into the cash account. The interest rate received by the directors is the same rate received by the NEOs and is provided as an attractive benefit that is cost-effective and highly valued.

Dividend equivalent units are accrued quarterly and applied to the directors’ accounts on the dividend payment date using the average high and low of our common stock price on the dividend payment date. The 20 percent incentive match, which was eliminated beginning with the 2011 plan year, and any dividend equivalent units accrued on funds deferred into the stock account are forfeited if a director leaves the Board within three years from the date of deferral for any reason other than retirement, disability, death, CIC, or in situations where he or she is ineligible to stand for re-election due to circumstances unrelated to his or her performance as a director. Additionally, directors may have elected to defer their equity retainers into the deferred stock account prior to 2011; however, they did not receive a 20 percent incentive match on equity retainers deferred to the stock account.

Other Payments or Benefits Received by Directors

The corporate aircraft is available, when appropriate, for transportation to and from Board and committee meetings and training seminars. Mr. Smart has the use of an office and administrative support with respect to carrying out his duties as Chairman of the Board. We pay all fees associated with director and officer insurance and business travel insurance for our directors. In 2011, our directors were eligible to receive perquisites including holiday gifts, company-paid leisure activities at the annual Board retreat, and limited personal use of the corporate aircraft, the value of which was less than $10,000 for each director.

Based on programs in effect at GPU, Inc. at the time of our merger on November 7, 2001, directors who served on the GPU Board of Directors were eligible to receive benefits in the form of personal excess liability insurance, of which Ms. Rein received $525 worth of coverage in 2011. As of November 7, 2001, no new participants could receive these benefits. In addition, in 1997 GPU discontinued a Board of Director’s pension program. Directors who served prior to the discontinuation are entitled to receive benefits under the program. Ms. Rein elected to defer receiving her pension until she retires from the Board.

Directors are able to defer all or a portion of their fees through the Director’s Plan and can elect when to begin receiving their deferred compensation. Payments are made annually. Dr. Cartwright received distributions from the Director’s Plan of 691 shares on March 1, 2011, valued at $25,961 (closing stock price of $37.57) and 1,699 shares on July 1, 2011, valued at $75,826 (closing stock price of $44.63). In addition, Dr. Cartwright received cash distributions totaling $57,445 of which $21,570 was earned interest. Mr. Cottle also received distributions from the Director’s Plan of 643 shares on January 1, 2011, valued at $23,804 (closing stock price of $37.02). Additionally, Mr. Cottle received cash distributions totaling $41,530 of which $15,004 was earned interest.

It is critically important to us and our shareholders, especially in these times of economic volatility and uncertainty, that we be able to attract and retain the most capable persons reasonably available to serve as our directors. As such, written indemnification agreements have been accepted and executed by the directors. The indemnification agreements are intended to secure the protection for our directors contemplated by our Amended Code of Regulations and Ohio law.

Each indemnification agreement provides, among other things, that we will, subject to the agreement terms, indemnify a director if by reason of their corporate status as a director the person incurs losses, liabilities, judgments, fines, penalties, or amounts paid in settlement in connection with any threatened, pending, or completed proceeding, whether of a civil, criminal, administrative, or investigative nature. In addition, each indemnification agreement provides for the advancement of expenses incurred by a director, subject to certain exceptions, in connection with proceedings covered by the indemnification agreement. As a director and officer, Mr. Alexander’s agreement addresses indemnity in both roles.

This description of the director indemnification agreements is not complete and is qualified in its entirety by reference to the full text of the Form of Director Indemnification Agreement between us and each director, filed as Exhibit (B) 10-50 to our Form 10-K for the year ended December 31, 2011.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information as of December 31, 2011, regarding compensation plans for which shares of FirstEnergy common stock may be issued.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	4,922,795	(1)	$38.17	(2)	5,558,010	(3)
Equity compensation plans not approved by security holders(4)	0		N/A		0
Total	4,922,795		$38.17		5,558,010

(1)

Represents shares of common stock that could be issued upon exercise of outstanding options granted under the FirstEnergy Corp. 2007 Incentive Plan (the “Plan”), Allegheny Energy, Inc. 2008 Long-Term Incentive Plan, and Allegheny Energy, Inc. 1998 Long-Term Incentive Plan. This number does not include 1,566,679 shares subject to outstanding awards of RSUs granted under the Plan, or the 131,759 shares subject to outstanding awards of converted RSUs granted under the Allegheny Energy, Inc. 2008 Long-Term Incentive Plan, but does include 666,810 outstanding performance shares that have been granted and the Company anticipates paying out such shares in cash.

(2)	The performance shares were not included in the calculation for determining the weighted-average exercise price.

(3)

Represents shares of common stock that may be issued under the Plan. If certain corporate performance goals are attained, performance shares can be paid in the form of cash or common stock issued under the Plan, at the discretion of the Compensation Committee. Almost exclusively, such performance shares have been paid out in cash. Therefore this number has not been reduced by the 666,810 performance shares included in the Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights column. Also, this number does not include shares that have been deferred into the EDCP (1,672,111) and shares that have been deferred into the Director’s Plan (375,248). A majority of shares deferred into the EDCP are in retirement shares that will automatically convert to, and payout in, cash upon retirement. The Company purchases shares in the open market under the Director’s Plan at the time of deferral, so upon payout no additional shares are purchased. Also not included in this number are the shares that have been deferred under the Allegheny Energy, Inc. Non-Employee Director Stock Plan and the Allegheny Energy, Inc. Amended and Restated Revised Plan for Deferral of Compensation of Directors, of which 7,773 shares will convert to, and payout in cash, as per the election of the director, and 25,562 shares which payout in shares, as per the election of the director, and will be purchased at the time of payout.

(4)	All equity compensation plans have been approved by security holders.

2012 SHAREHOLDER PROPOSALS

Three shareholders have indicated their intention to present at the Meeting the following proposals for consideration and action by the shareholders. The proponents’ names, addresses, and numbers of shares held will be furnished by us to any shareholder upon written or oral request to the Company.

The shareholder resolutions and proposals, for which the Company and the Board accept no responsibility, are reproduced verbatim and set forth below. These shareholder resolutions and proposals contain assertions that we believe are factually incorrect. We have not attempted to refute all of the inaccuracies. However, after careful consideration, your Board of Directors recommends that you vote “AGAINST” each of these shareholder proposals for the reasons noted in the Company’s opposition statements following each shareholder proposal.

Item 5 — Shareholder Proposal: Report on Coal Combustion Waste

Report on Coal Combustion Waste

WHEREAS:    Coal combustion waste (CCW or coal ash) is a by-product of burning coal that contains potentially high concentrations of arsenic, mercury, heavy metals and other toxins filtered out of smokestacks by pollution control equipment. CCW is often stored in landfills, impoundment ponds or abandoned mines. Over 130 million tons of CCW are generated each year in the U.S.

Coal combustion comprises a significant portion (64 percent) of FirstEnergy’s generation capacity.

The toxins in CCW have been linked to cancer, organ failure, and other serious health problems. In October 2009, the U.S. Environmental Protection Agency (EPA) published a report finding that “Pollutants in coal combustion wastewater are of particular concern because they can occur in large quantities (i.e., total pounds) and at high concentrations... in discharges and leachate to groundwater and surface waters.”

The EPA has found evidence at over 60 sites in the U.S. that CCW has polluted ground and surface waters. In some of these cases, companies have suffered substantial fines and reputational consequences as a result of the contamination.

There have been documented seeps and leakage from FirstEnergy’s largest CCW impoundment pond, Little Blue Run, located at the Bruce Mansfield plant. There is evidence of increased levels of arsenic in wells around the pond.

In October 2010, Little Blue Run was the subject of a feature story on CNN which suggested the pond may be contaminating local water. Reports by the New York Times and others have drawn attention to CCW’s impact on waterways, as a result of leaking CCW storage sites or direct discharge into surrounding rivers and streams.

The Tennessee Valley Authority’s (TVA) 1.1 billion gallon CCW spill in December 2008 that covered over 300 acres in eastern Tennessee with coal ash sludge highlights the serious environmental risks associated with CCW. TVA estimated a total cleanup cost of $1.2 billion. This figure does not include the legal claims that have arisen in the spill’s aftermath.

FirstEnergy does not disclose whether Little Blue Run or its other CCW storage and disposal facilities have liners, caps, groundwater monitoring, or leachate collection systems beyond compliance with current regulations. This information is critical for investors to understand the potential impact of our company’s CCW facilities on the environment and possible related risks.

RESOLVED:    Shareholders request that the Board prepare a report on the company’s efforts, beyond current compliance, to reduce environmental and health hazards associated with coal combustion waste contaminating water (including the implementation of caps, liners, groundwater monitoring, and/or leachate collection systems), and how those efforts may reduce legal, reputational and other risks to the company’s finances and operations. This report should be available to shareholders by August 2012, be prepared at reasonable cost, and omit confidential information such as proprietary data or legal strategy.

End of Shareholder Proposal

Your Company’s Opposition Statement — Report on Coal Combustion Waste

Your Board of Directors recommends that you vote “AGAINST” this proposal.

The shareholder proposal requests that your Board prepare a report on your Company’s efforts to reduce environmental and health hazards associated with coal combustion waste. Responsive to our shareholders and consistent with our utility and S&P 500 peers, the Company has recently expanded its environmental disclosures to include additional detailed information regarding coal combustion waste. As further discussed below, your Company’s website, public filings and SEC reports, including our recently filed Annual Report on Form 10-K, discuss in detail environmental matters and initiatives related to coal combustion. Accordingly, your Board believes that your Company’s expanded disclosure on these matters address this proposal. Your Company also received a similar shareholder proposal in connection with the 2011 Annual Meeting and our shareholders voted against the proposal.

Your Company has been forthcoming in its disclosures about environmental matters and has recently expanded its disclosure on how it is managing regulatory and environmental issues relating to its electrical power generation operations. For example, the Company has updated its website (including its Sustainability Report) and made disclosures in its public filings about environmental matters. This information includes information relating to the generating assets acquired in connection with your Company’s February 2011 merger with Allegheny Energy, Inc.

Your Company has an extensive system in place for the safe and proper management of coal combustion waste/byproducts (CCB). Specifically, your Company has made available on its website the Sustainability Report that includes an overview of our management and minimization of CCB from the Company’s operations. The report details your Company’s operations, including the beneficial use and disposal of CCB. Your Company has also provided extensive, detailed information about its management of CCB to the U.S. Environmental Protection Agency (later referred to as the EPA). This information was released to the public on the EPA website (http://www.epa.gov/waste/nonhaz/industrial/special/fossil/surveys/index.htm).

As good stewards of our environment, your Company dedicates its resources to reducing waste whenever possible, and your Company has found opportunities to do this through various beneficial reuse projects. Approximately 27 percent of the Company’s CCBs are beneficially reused in projects such as wallboard manufacturing, mine reclamation, liquid-waste stabilization in municipal waste landfills, concrete by-products, and structural fills. For example, your Company has a beneficial reuse project that turns a typically unusable by-product of a facility’s scrubber system into commercial-grade gypsum used to produce wallboard. This project is the single largest project of its kind in North America.

Your Company is committed to environmental stewardship and compliance with all applicable environmental laws and regulations. While your Company has focused recent efforts on the beneficial use of CCB, it has safely managed the remaining byproducts at our respective plants for decades. Your Company has a robust program in place for the safety and integrity of dams and dikes at on-site surface impoundments. They are inspected at least every week by trained plant personnel and inspected at least every year by professional dam safety engineers. Your Company has managed approximately $52 million in research and development over the past decade, including several projects to find new and innovative ways to beneficially use CCB.

Your Board respects and understands its shareholders’ interest in environmental and health matters. However, your Board believes that your Company has already taken appropriate actions to manage our CCB and report such actions and assessments to our shareholders, while continuously evaluating our compliance with ongoing and anticipated future regulatory requirements. Therefore, your Board believes that your Company has been responsive to its shareholders and that its expanded disclosures address the proponent’s proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” ITEM 5.

Item 6 — Shareholder Proposal: Report on Coal-related Costs and Risks

Set Goals to Reduce Coal Risk

Whereas:

Coal dependent electric utilities face numerous challenges and uncertainty from coal prices and volatility, competition from alternative generating sources, and costs of environmental compliance.

The merger with Allegheny Energy increased FirstEnergy’s reliance on coal-fired generation from 7,469 MW of capacity (54.2% of total) to 14,863 MW (64% of total). The average age of the company’s 55 coal units is 50 years, the majority of which are merchant generators; 16% of the coal fleet lacks required pollution controls.

Combined, FirstEnergy and Allegheny sourced 67% of their coal from Central Appalachia and 29% from Powder River Basin in 2010. Between December 2009 and October 2011, Central Appalachian coal prices increased 48% and Powder River Basin coal increased 78%. Analysts predict continued upward pressure on coal prices with more erratic price swings.

Deutsche Bank calculates that it is more economical to burn natural gas than coal to generate electricity when natural gas costs $4-6/mmBtu. The Henry Hub price for natural gas through 2025 is under $6. Lazard Ltd. calculated the levelized cost of electricity for wind, in most cases, as less than that for coal; thin-film solar, biomass, and geothermal are, in many cases, less than that for coal.

Coal dependent utilities face increased capital cost for coal plant emissions controls. While EPA has agreed to ease or delay some new regulations for power plant pollution, it is moving, pursuant to court order, to adopt new rules that will keep 91% of coal’s mercury emissions from the air. Analysts estimate compliance costs for mercury could cause retirement of 61-75 GW of U.S. coal-fired generation capacity. Utility analysts agree that older, smaller coal plants without control technology and much of the nation’s merchant coal fleet are uneconomical and should be retired.

Fitch Ratings estimates that 4,264 MW of FirstEnergy’s coal capacity is at risk of retirement. FirstEnergy recorded a $69 million write down for two coal units retired at R.E. Burger plant.

In response to the economic downturn, decreased demand, and uncertainty regarding environmental compliance, FirstEnergy reduced generation at four of its smaller coal-fired plants. Allegheny placed several coal-fired plants in reserve status due to economic conditions and lower market prices for electricity. FirstEnergy estimates capital expenditures between $2 and $3 billion over 5 to 7 years for compliance with Cross State Air Pollution Rule alone. To meet state renewable portfolio standards, FirstEnergy is procuring renewable energy credits rather than investing in renewable energy capacity.

RESOLVED

Shareowners request that FirstEnergy Board of Directors report to shareholders by December 2012, at reasonable cost and omitting proprietary information, on plans to reduce our company’s exposure to coal-related costs and risks, including progress toward achieving specific goals to minimize commodity risks, emissions other than greenhouse gases, and costs of environmental compliance.

End of Shareholder Proposal

Your Company’s Opposition Statement — Report on Coal-related Costs and Risks

Your Board of Directors recommends that you vote “AGAINST” this proposal.

The shareholder proposal requests that your Company issue a report on plans to reduce its exposure to coal-related costs and risks. Responsive to our shareholders and consistent with our utility and S&P 500 peers, the Company has recently expanded its environmental disclosures to include detailed information regarding plans to reduce its exposure to coal-related costs and risks. For example, your Company’s Internet site, public filings and SEC reports, including our recently filed Annual Report on Form 10-K, discuss in detail the various risks and potential costs of complying with environmental legislation, regulations, and initiatives related to coal combustion. Accordingly, your Board believes that your Company’s expanded disclosure on these matters address this proposal.

Specifically, your Company has recently expanded its disclosure on how it is managing regulatory and environmental issues relating to its electrical power generation operations. These disclosures include information relating to the generating assets acquired in connection with your Company’s February 2011 merger with Allegheny Energy, Inc. Since this proposal was submitted in 2011, your Company has issued various shareholder communications and additional public filings relating to our environmental efforts, including communications in connection with the recently finalized United States Environmental Protection Agency’s Mercury and Air Toxics Standards (MATS) along with a projection of the estimated costs and the related risks and impacts. The Company has recently updated its Internet site (which includes its Sustainability Report) and made disclosures in its public filings that include discussion about environmental matters including those noted below.

•	Climate change and environmental policy;

•	Renewable, clean energy and low carbon energy initiatives;

•	Greenhouse gas and other air emissions, including CO2, SO2, NOx and mercury emissions and the related performance metrics and emissions reduction efforts;

•	Current and prospective environmental regulatory issues, and potential costs, risks and impacts; and

•	Commodity price risk and related risk mitigation measures.

The Annual Report also discusses the costs and risks associated with coal fuel supply and the steps your Company has taken to address such risks. In addition, the Sustainability Report updates shareholders and the public on efforts to produce electricity in an environmentally sound manner. This report details your Company’s successful efforts in reducing emissions, and discusses your Company’s related corporate governance and environmental compliance and your Company’s commitment and strategic approach to environmental protection.

Your Board carefully monitors the economic and environmental risks from your Company’s coal-fired fleet and maintains a commitment to reducing costs, improving efficiency, and limiting the environmental impact of your Company’s coal-fired plants. Your Board believes that your Company’s generation fleet is very well positioned to compete in a carbon-constrained economy. Your Company has spent more than $10 billion on environmental protection efforts since the Clean Air Act became law in 1970 and reduced its CO2 emission rate by 16 percent through this period. In addition, your Company has retired nearly 1000 MW of older, less efficient and more carbon-intensive units and added more than 1,800 MW of non-emitting nuclear capacity and, as a result, has avoided producing some 350 million metric tons of carbon dioxide since 1990. Earlier this year, your Company announced that in response to recently finalized Environmental Protection Agency regulations it plans to retire nine coal-fired power plants with a total capacity of 3,349 MW located in Ohio, Pennsylvania, Maryland, and West Virginia. When these coal-fired plants are removed from your Company’s competitive and regulated generating fleet, nearly 100 percent of the power provided by your Company will come from resources that are non- or low-emitting, including nuclear, hydro, pumped-storage hydro, natural gas, and scrubbed coal units.

Your Company is also actively engaged in the federal and state debate over future environmental requirements and legislation, especially those dealing with global climate change and coal combustion residues. Your Company is intimately familiar with the landscape of developing regulation and knows that there is significant uncertainty as to the final form or timing of any such regulation and legislation at both the federal and state levels. Given this uncertainty and the lack of a clear consensus as to the most efficient alternative-generation technology, any attempt to assess the costs of environmental compliance, or to weigh the costs of coal as opposed to alternative generation, in a static report would not be meaningful. Your Company and your Board continually analyze your Company’s generation portfolio and the appropriate mix of coal and other generation facilities, taking into account the developing regulatory landscape and the potential compliance costs related to current or potential future regulation.

Based on the extent of the already existing disclosures discussed above, your Board believes that your Company has been responsive to its shareholders and that its expanded disclosures address the proponent’s proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” ITEM 6.

Item 7 — Shareholder Proposal: Adopt Simple Majority Vote

7 — Adopt Simple Majority Vote

Shareholders request that our board take the steps necessary so that each shareholder voting requirement in our charter and bylaws that calls for a greater than simple majority vote be changed to require a majority of the votes cast for and against the proposal, or a simple majority in compliance with applicable laws.

Shareowners are willing to pay a premium for shares of corporations that have excellent corporate governance. Supermajority voting requirements have been found to be one of six entrenching mechanisms that are negatively related to company performance. Source: “What Matters in Corporate Governance?” by Lucien Bebchuk, Alma Cohen and Allen Ferrell, Harvard Law School, Discussion Paper No. 491 (September 2004, revised March 2005).

This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGraw-Hill and Macy’s. The proponents of these proposals included William Steiner and James McRitchie.

This simple majority vote topic also won our ascending support of 71% to 80% in each year from 2005 to 2009. Our directors ignored our repeated overwhelming support. Meanwhile our directors’ popularity headed south and four directors were hit with 51% in negative votes during 2009 including Chairman George Smart, Carol Cartwright, Jesse Williams and William Cottle.

Sadly George Smart, Carol Cartwright and Jesse Williams held five seats on our most important board committees in 2011 and each had 14-years long-tenure. The Corporate Library, an independent investment research firm, said that long-tenured directors can form relationships that compromise their independence and therefore hinder their ability to provide effective oversight.

The merit of this Simple Majority Vote proposal should also be considered in the context of the opportunity for additional improvement in our company’s 2011 reported corporate governance in order to more fully realize our company’s potential:

Our CEO Anthony Alexander was potentially entitled to $55 million if there was a change in control.

We had two “Flagged (Problem) Directors” according to The Corporate Library: George Smart (our Chairman) because he chaired FirstEnergy’s audit committee during accounting misrepresentation (lawsuit settlement expense) and Michael Anderson due to his Interstate Bakeries directorship responsibilities as it went bankrupt.

Between 34% and 42% of the votes cast in our 2010 election were negative for our entire board. This indicated dissatisfaction among a significant portion of our company’s shareholders.

Please encourage our board to respond positively to this proposal to initiate the improved governance we deserve: Adopt Simple Majority Vote — Yes on 7.

End of Shareholder Proposal

Your Company’s Opposition Statement — Simple Majority Vote

Your Board of Directors recommends that you vote “AGAINST” this proposal.

The shareholder proposal requests that your Board take the steps necessary so that each shareholder voting requirement in our Amended Articles of Incorporation (later referred to as the Amended Articles) and Amended Regulations that calls for a greater than simple majority vote be changed to require a majority of the votes cast for and against the proposal, or a simple majority in compliance with applicable laws. Based on the reasons described below, your Board recommends that you vote against this proposal.

First, your Company’s Amended Regulations provide that the voting standard generally applicable to shareholder action is a majority of votes cast, the exact voting standard requested by the proponent. However, a majority of votes cast standard cannot be implemented for all actions requiring shareholder approval under Ohio law. With respect to each provision of your Company’s Amended Articles and Amended Regulations that calls for a vote greater than a majority of votes cast, the statutory provision of the Ohio General Corporation Law (later referred to as the OGCL), applicable to such provision does not permit a majority of the votes cast standard. Accordingly, your Company has already taken all steps to reduce the vote required to a majority of votes cast, the voting standard requested by the proponent’s proposal, for all other matters permitted by the OGCL. Thus, even if shareholders were to approve this proposal, your Board could not take any action in compliance with applicable Ohio law to reduce any other vote requirement in the Amended Articles or the Amended Regulations to a majority of votes cast standard.

Second, your Board believes that a higher voting threshold for certain specific fundamental corporate actions is in the best interests of all shareholders and your Company for several reasons. The higher voting requirements promote corporate stability by ensuring that no single or small group of shareholders achieve undue leverage.

As noted above, your Company’s Amended Regulations provide that the generally applicable voting threshold is a majority of votes cast. However, in the limited circumstances of the most important corporate actions, such as the adoption of a plan of merger or the authorization of a sale or other disposition of all or substantially all of the assets of the Corporation not made in the usual and regular course of its business, supermajority provisions apply. In all such limited circumstances, the OGCL does not permit your Company to lower the voting standard to a majority of the votes cast as the proposal requests. Requiring a supermajority vote in certain limited circumstances does not preclude changes to our organizational documents or fundamental corporate actions, it merely helps to ensure that the actions most fundamental to your Company are agreed upon by a broad consensus of shareholders.

Furthermore, prior shareholder proposals seeking to remove the supermajority voting thresholds from your Company’s governing documents consistently have received less than the required level of support, as did a prior management proposal that would have amended your Company’s Amended Articles and Amended Regulations to lower your Company’s supermajority voting threshold. Your Company’s supermajority voting thresholds, such as the two-thirds vote of shareholders required to adopt a plan of merger, are intended to preserve and maximize shareholder value and provide protection for all shareholders against self-interested actions by one or a small group of shareholders who may have an agenda opposed to the long-term value of your Company. Your Board does not intend for these provisions to preclude unsolicited, fair offers to acquire your Company. The provisions generally are designed to encourage any such potential acquirer to negotiate directly with your Board. Your Board has the fiduciary responsibility and is in the best position to evaluate the adequacy and fairness of any proposed offers, to negotiate on behalf of all shareholders, and to protect our shareholders against abusive tactics during a takeover process.

For the reasons stated above, your Board believes the proposal may not be implemented under Ohio law, and that the limited supermajority voting requirements are appropriate and in the best interests of all shareholders. Accordingly, your Board recommends a vote against this simple majority proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” ITEM 7.

This 2007 FirstEnergy Corp. Incentive Plan is being filed with the Securities and Exchange Commission pursuant to Instruction 3 to Item 10 of Schedule 14A, but is not part of this Proxy Statement.

FirstEnergy Corp.

2007 Incentive Plan

Amendment and Restatement

Effective May 15, 2007

FirstEnergy Corp. 2007 Incentive Plan

Article 1. Establishment, Purpose, and Duration

1.1 Establishment. FirstEnergy Corp., an Ohio corporation (the “Company”), hereby amends and restates in its entirety the FirstEnergy Corp. Executive and Director Incentive Compensation Plan, renamed as the “FirstEnergy Corp. 2007 Incentive Plan” (the “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Cash-Based Awards and Other Stock-Based Awards.

1.2 Purpose of This Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to key employees and Directors that will link their personal interests to the long-term financial success of the Company and its Subsidiaries, and to increase shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract and retain the services of employees and Directors whose judgment, interest, efforts and special skills will help enable the Company to succeed. The Plan is intended to permit the preservation of the maximum deductibility of all Awards within the structure of Code Section 162(m).

1.3 Duration of This Plan. This amended and restated Plan shall become effective upon shareholder approval (the “Effective Date”). After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding subject to this Plan’s terms and conditions. Incentive Stock Options cannot be granted more than ten (10) years after the earlier of the date of adoption of this Plan by the Board and the Effective Date.

Article 2. Definitions

As used in this Plan, the following capitalized terms shall have the following meanings:

2.1 “Annual Award Limit” and “Annual Award Limits” have the meanings set forth in Section 4.3.

2.2 “Award” means, individually or collectively, a grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Cash-Based Awards, or Other Stock-Based Awards under and subject to the terms of this Plan.

2.3 “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms of an Award, or (b) a written or electronic statement issued by the Company to a Participant describing the terms of an Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other non-paper Award Agreements, and the use of electronic, Internet, or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

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2.4 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6 “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.7 “Cause” shall mean:

(a)	the willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant’s Disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or any of its Subsidiaries, as the case may be, believes that the Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

(b)	the Participant’s conviction for committing a felony or a crime involving an act of moral turpitude, dishonesty or misfeasance; or

(c)	the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries. However, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his/her action or omission was in the best interest of the Company or any of its Subsidiaries; or

(d)	a material breach by a Participant of any agreement between the Participant and the Company.

2.8 “Change in Control” shall mean:

(a)

An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) immediately after which such Person has beneficial ownership of fifty percent (50%) (twenty-five percent (25%) if such Person proposes any individual for election to the Board or any member of the Board is the representative of such Person) or more of either: (i) the then-outstanding shares of common

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stock of the Company (the “Outstanding Company Common Stock”), or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control:

(i)	Any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege);

(ii)	Any acquisition by the Company;

(iii)	Any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

(iv)	Any acquisition by any corporation pursuant to a reorganization, merger, or consolidation (collectively “Reorganization”) if, following such Reorganization, the conditions described in (c)(i), (c)(ii), and (c)(iii) of this Section are satisfied.

(b)	Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date of adoption whose election, or nomination for election by the Company’s shareholders, is approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (within the meaning of solicitations subject to Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act or any successor rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)	Consummation of a Reorganization, or sale or other disposition of all or substantially all of the assets of the Company in one transaction or a series of related transaction, in each case, unless, following such Reorganization, or sale or other disposition of assets:

(i)

More than seventy-five percent (75%) of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Reorganization or acquisition of such assets and the combined voting power of the then-outstanding voting securities of such resulting or acquiring corporation entitled to vote generally in the election of Directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities

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who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Reorganization, or sale or other disposition of assets in substantially the same proportions as their ownership, immediately prior to such Reorganization, or sale or other disposition of assets, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(ii)	No Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Reorganization, or sale or other disposition of assets, and any Person beneficially owning, immediately prior to such Reorganization, or sale or other disposition of assets, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Reorganization or acquiring such assets, or the combined voting power of the then-outstanding voting securities of such resulting or acquiring corporation that are entitled to vote generally in the election of directors; and

(iii)	At least a majority of the members of the board of directors of the corporation resulting from such Reorganization or acquisition of such assets were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Reorganization, or sale or other disposition of assets; or

(d)	Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

However, in no event will a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (excluding passive ownership of less than five percent (5%) of the voting securities of the purchasing company or ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board of Directors).

In addition, a Change in Control may occur only with respect to the Company. A change in ownership of common stock of an affiliate or subsidiary, change in

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membership of a board of directors of an affiliate or subsidiary, the sale of assets of an affiliate or subsidiary, or any other event described in this subsection that occurs only with respect to an affiliate or subsidiary does not constitute a Change in Control.

2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to Code Sections shall be deemed to include references to any applicable regulations thereunder and any successor provision with the same or similar purpose.

2.10 “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The Committee members shall be appointed from time to time by, and shall serve at the discretion of, the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.11 “Company” means FirstEnergy Corp., an Ohio corporation, and any successor thereto as provided in Article 20.

2.12 “Covered Employee” means any Employee who is or may become a “covered employee,” as defined in Code Section 162(m), and who is designated, as an individual Employee or as a member of a class of Employees, by the Committee.

2.13 “Director” means a member of the Board.

2.14 “Disability” means, as of any date, a Participant’s qualification for, and receipt of, benefits under the Company’s then-existing long-term disability plan or program.

2.15 “Effective Date” has the meaning set forth in Section 1.3.

2.16 “Employee” means any individual performing services for the Company, or a Subsidiary and designated as an employee of the Company, or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant or an employee of an employment, consulting, or temporary agency or any entity other than the Company or a Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as, a common law employee of the Company or Subsidiary during such period by a court, agency or otherwise.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

2.18 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option or the price established at the time of grant of an SAR pursuant to Article 7 which is used to determine the amount of any payment due upon exercise of the Option or SAR, as the case may be.

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2.19 “Fair Market Value” or “FMV” means an amount, unless the Committee determines otherwise, with respect to publicly traded Shares equal to the average of the high and low sales prices of the common stock as reported on the composite tape of the New York Stock Exchange for the date in which the determination of the fair market value is made or, if there are no sales of common stock on that date, then on the next preceding date on which there were sales of common stock. If Shares are not publicly traded, Fair Market Value shall be determined by the Committee in such manner as it deems appropriate. The Committee may determine Fair Market Value on other reasonable bases including a price based on the opening, closing, actual, high, low or average selling prices of a Share reported on the New York Stock Exchange or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day or an average of trading days, as determined by the Committee in its sole discretion. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement or payout of an Award. Notwithstanding anything in this Plan to the contrary, “Fair Market Value” shall be determined in a manner consistent with exemption from, and avoidance of adverse tax consequences under, Code Section 409A and, with respect to ISOs, also in a manner consistent with Code Section 422.

2.20 “Full-Value Award” means an Award other than in the form of an ISO, NSO or SAR, and which is settled with Shares.

2.21 “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.22 “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

2.23 “Nonemployee Director” means a Director who is not an Employee.

2.24 “Nonemployee Director Award” means any NSO, SAR or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan.

2.25 “Nonqualified Stock Option” or “NSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.26 “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.27 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described in this Plan, granted pursuant to Article 10.

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2.28 “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation for Covered Employees.

2.30 “Performance Measures” means measures described in Article 12 upon which performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan for Awards to qualify as Performance-Based Compensation.

2.31 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32 “Performance Share” means an Award under Article 9 and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is a function of the extent to which, or whether, corresponding performance criteria have been achieved.

2.33 “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based upon the passage of time, the achievement of performance goals, or upon the occurrence or non-occurrence of other events as determined by the Committee, in its sole discretion), as provided in Article 8.

2.34 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.35 “Plan” means this FirstEnergy Corp. 2007 Incentive Plan, as it may be amended from time to time.

2.36 “Plan Year” means the calendar year.

2.37 “Restricted Stock” means an Award granted to a Participant pursuant to Article 8, which is not a Restricted Stock Unit.

2.38 “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, pursuant to which no Shares are actually awarded to the Participant on the Grant Date.

2.39 “Share” means a share of common stock of the Company, $.10 par value per share.

2.40 “Stock Appreciation Right” or “SAR” means an Award designated as a stock appreciation right, granted pursuant to Article 7.

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2.41 “Subsidiary” means any corporation or other entity in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

Article 3. Administration

3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article and the other provisions of this Plan. The Committee shall consist of such number of Nonemployee Directors as is necessary for compliance with Code Section 162(m) and Rule 16b-4 of the Exchange Act, as and when applicable. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers, administrators and Directors shall be entitled to rely upon the advice, opinions or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company and all other individuals.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms of this Plan and any Award Agreement or other agreement or document ancillary or related to this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, resolving or reconciling any ambiguity or inconsistency of or among provisions of the Plan, any Award Agreement or related documents, correcting any defect (including scrivener’s errors), supplying any omission and, subject to Article 18, adopting modifications and amendments to this Plan or any Award Agreement, including any that are necessary to comply with, or obtain favorable treatment under, applicable laws.

Notwithstanding the foregoing, the Committee shall have no authority to adjust upwards the amount payable to a Covered Employee with respect to a particular Award, to take any of the foregoing actions, or to take any other action to the extent that such action or the Committee’s ability to take such action would cause any Award under the Plan to any Covered Employee to fail to qualify as “performance-based compensation” within the meaning of Code Section 162(m)(4). Subject to Section 4.4, in no event shall the Committee have the right to: (i) cancel outstanding Options or SARs for the purpose of replacing or regranting such Options or SARs with an exercise price that is less than the original exercise price of the Option or SAR, or (ii) change the Option Price of an Option or SAR to an exercise price that is less than the original Option or SAR Exercise Price, without first obtaining the approval of shareholders. Also notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.4) may be taken with respect to an outstanding Award except in accordance with Section 18.3.

3.3 Procedures of the Committee. All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute

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a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed (including electronic signatures) by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company’s Amended Code of Regulations and Ohio law for their services as Directors.

3.4 Delegation. The Committee may delegate to one or more of its members or to one or more officers or employees of the Company and its Subsidiaries or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees (other than Covered Employees) to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an insider (as determined by the Board applying Section 16 of the Exchange Act and related guidance); (ii) the Committee action providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to This Plan and Maximum Awards

4.1	Number of Shares Available for Awards.

(a)	Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for grant to Participants under this Plan (the “Share Authorization”) shall be:

(i)	Six Million Five Hundred Fifty Thousand (6,550,000) Shares, plus

(ii)	The number of Shares available for issuance under the Plan immediately prior to the Effective Date of this amended and restated Plan.

(b)	All Shares of the Share Authorization may be issued pursuant to ISOs under this Plan.

(c)	The maximum number of Shares of the Share Authorization that may be issued to Nonemployee Directors shall be Two Hundred Thousand (200,000) Shares.

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4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued to a Participant or beneficiary. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares, treasury Shares or Shares obtained on the open market.

4.3 Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”), as adjusted pursuant to Sections 4.4 and 18.2, shall apply to grants of such Awards under this Plan for Plan Years beginning on or after January 1, 2007:

(a)	Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be Five Hundred Thousand (500,000) Shares.

(b)	SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be Five Hundred Thousand (500,000) Shares.

(c)	Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock in any one Plan Year to any one Participant shall be Two Hundred Fifty Thousand (250,000) Shares.

(d)	Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock Units in any one Plan Year to any one Participant shall be Two Hundred Fifty Thousand (250,000) Shares.

(e)	Performance Shares: The maximum aggregate Award of Performance Shares that any one Participant may receive in any one Plan Year shall be Two Hundred Fifty Thousand (250,000) Shares or an amount equal to the Fair Market Value of Two Hundred Fifty Thousand (250,000) Shares, determined as of the date of vesting.

(f)	Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year, including the 2007 Plan Year, may not exceed Five Million Dollars ($5,000,000).

(g)	Other Stock-Based Awards: The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be Two Hundred Fifty Thousand (250,000) Shares.

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4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spinoff, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Exercise Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect, or related to, such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. Subject to Article 18, but notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate.

The determination of the Committee as to the foregoing adjustments and substitutions, if any, shall be conclusive and binding on Participants and beneficiaries under this Plan. The adjustments and substitutions described in this Section shall be made in compliance with: (i) Code Sections 422 and 424 with respect to ISOs; (ii) Treasury Department Regulation Section 1.424-1 (and any successor) with respect to NSOs, applied as if the NSOs were ISOs; (iii) Code Section 409A, to the extent necessary for exemption therefrom, and to avoid adverse tax consequences thereunder; and (iv) Code Section 162(m) with respect to Awards granted to Covered Employees that the Committee intends be Performance-Based Compensation; unless specifically determined otherwise by the Committee.

Article 5. Eligibility and Participation

5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors.

5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals (or classes or categories of individuals) to whom Awards shall be granted and shall determine, in its sole discretion, the nature and terms of each Award.

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Article 6. Stock Options

6.1 Grant of Options. Subject to the terms of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in its sole discretion; provided, however, that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424) and only prior to the tenth anniversary of the Effective Date. An Employee who is employed by a Subsidiary may only be granted Options to the extent the Subsidiary is part of: (a) the Company’s controlled group of corporations, or (b) a trade or business under common control; as of the Date of Grant, each as determined under the rules of Code Section 414, but substituting for this purpose ownership of at least fifty percent (50%) of the Subsidiary to determine the members of the controlled group of corporations and the entities under common control.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement shall also specify whether the Option is intended to be an ISO or an NSO.

6.3 Exercise Price. The Exercise Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Exercise Price must be at least equal to one hundred percent (100%) of the FMV of the underlying Shares on the Grant Date. With respect to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company, any Subsidiary or any Affiliate, the Exercise Price of Shares subject to an ISO shall be at least equal to one hundred ten percent (110%) of the FMV of such Shares on the Grant Date.

6.4 Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary of its Date of Grant.

6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant. The aggregate FMV of Shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under this Plan or any other plan adopted by the Company or its parent or subsidiary) shall not exceed one hundred thousand dollars ($100,000). If such aggregate FMV (determined with respect to each ISO at the time of grant) exceeds such amount, such number of ISOs as have an aggregate FMV equal to the amount in excess of such amount shall be treated as NSOs.

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6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

Payment of the Exercise Price is a condition precedent to the issuance of the Shares as to which an Option is exercised. The Exercise Price shall be payable to the Company in full by: (a) paying cash or its equivalent; (b) tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price; (c) cashless (broker-assisted) exercise; (d) any combination of (a), (b), and (c); or (e) any other method or methods approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares or, upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s). Alternatively, if the relevant Award Agreement requires payment of cash or its equivalent at that time, the Company shall pay to the Participant the appropriate amount of cash or its equivalent.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article as it may deem advisable including minimum holding period requirements and restrictions under applicable federal securities laws, the rules of any stock exchange or market upon which such Shares are then listed or traded or any blue sky or state securities laws applicable to such Shares.

6.8 Termination of Employment . If a Participant’s employment terminates because of death, any outstanding Options the Participant may have become immediately exercisable until the earlier of the expiration date of the Options or the first anniversary of termination of employment. The person or persons acquiring the Participant’s rights under the Options pursuant to Article 15 shall be entitled to exercise the Options.

If a Participant’s employment terminates because of Disability or retirement, including early retirement (with retirement and early retirement defined for purposes of this Section under the then-existing rules of the Company or any of its Subsidiaries, as the case may be), any outstanding Options the Participant shall continue to vest per the vesting schedule in the relevant Award Agreement; provided, however, that if the Participant subsequently dies with unexercised Options, vesting and exercisability will be governed by the provisions of this section relating to termination of employment due to death.

If a Participant’s employment terminates for reasons other than death, Disability, retirement (including early retirement) or Cause, the Participant may exercise any vested Options he or she may have until the earlier of the date ending 90 days after termination of

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employment and the date of expiration of the term of the Options. Otherwise, the Participant shall not have any rights with respect to the Options in addition to those he had at termination of employment. Notwithstanding the foregoing, the Committee in its sole discretion may extend the foregoing 90 day period to up to one year, but not beyond the expiration date of the Options.

If a Participant’s employment terminates for Cause, any outstanding Options the Participant may have will be forfeited immediately.

6.9 Notification of Disqualifying Disposition. If any Participant disposes of Shares issued pursuant to an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), the Participant shall notify the Company of the disposition within ten (10) days thereof.

6.10 No Other Feature of Deferral. No Option granted pursuant to this Plan shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the later of the exercise or disposition of the Option, or the time the stock acquired pursuant to the exercise of the Option first becomes substantially vested.

Article 7. Stock Appreciation Rights

7.1 Grant of SARs. Subject to the terms of this Plan, SARs may be granted to Participants at any time, and from time to time, as shall be determined by the Committee in its sole discretion. However, an Employee of a Subsidiary may only be granted SARs to the extent the Subsidiary is: (a) part of the Company’s controlled group of corporations, or (b) a trade or business under common control with the Company, as of the date of grant, each determined under the rules of Code Section 414, but substituting for this purpose ownership of at least fifty percent (50%) of the Subsidiary to determine the members of the controlled group of corporations and the entities under common control.

Subject to the terms of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and the terms and conditions pertaining to such SARs.

The Exercise Price for each SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, that the Exercise Price must be at least equal to one hundred percent (100%) of the FMV of the underlying Shares on the Grant Date.

7.2 SARs Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR and such other provisions as the Committee shall determine.

7.3 Term of SARs. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary of its grant.

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7.4 Exercise of SARs. SARs may be exercised upon the terms and conditions imposed by the Committee in its sole discretion.

7.5 Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, payment upon the exercise of an SAR may be in cash, Shares or a combination thereof, or in any other manner approved by the Committee. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6 Termination of Employment. If a Participant’s employment terminates, the exercisability of any outstanding SARs he or she may have will be subject to the provisions of Section 6.8, applied as if the SARs were Options.

7.7 Other Restrictions. The Committee shall impose such other conditions and restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem necessary or advisable. These restrictions may include a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

7.8 No Other Feature of Deferral. No SAR granted pursuant to this Plan shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Stock Appreciation Right.

Article 8. Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. For informational purposes, Restricted Stock Units are similar to Restricted Stock except that no Shares are actually awarded to the Participant on the Grant Date.

8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted and such other provisions as the Committee shall determine.

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8.3 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units as it may deem advisable including requirements that Participants pay stipulated purchase prices for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares or a combination of cash and Shares as the Committee, in its sole discretion, shall determine. The determination of the Committee with respect to the form of payment shall be set forth in the relevant Award Agreement.

8.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation or law, is subject to certain restrictions on transfer set forth in the FirstEnergy Corp. 2007 Incentive Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in a Restricted Stock Award Agreement dated                         . A copy of the Plan, such rules and procedures, and such Restricted Stock Award Agreement may be obtained from the Corporate Secretary of FirstEnergy Corp.”

8.5 Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units.

8.6 Termination of Employment. If a Participant’s employment with the Company or its Subsidiaries terminates because of death or Disability during a Period of Restriction, the Period of Restriction shall automatically terminate. Except as otherwise provided in

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Section 8.3 and the relevant Award Agreement, the Restricted Stock shall become free of restrictions and fully transferable and Restricted Stock Units shall become Shares issuable free of restrictions, but in each case subject to the satisfaction of applicable tax withholding requirements.

If a Participant’s employment terminates due to retirement, including early retirement (with retirement and early retirement defined for purposes of this Section under the then-existing rules of the Company or any of its Subsidiaries, as the case may be), the Committee in its sole discretion may waive or modify the restrictions remaining on any or all Shares of Restricted Stock or any or all Shares subject to Restricted Stock Units as it deems appropriate.

If a Participant’s employment terminates due to death, Disability or retirement, then notwithstanding the foregoing, the Committee may provide that the Participant receives a prorated payment based on the Participant’s number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals. The Committee may also require that a Participant have a minimum number of full months of service during the Performance Period to qualify for an Award payment.

If a Participant’s employment terminates for any reason other than death, Disability or retirement, including early retirement, during a Period of Restriction, any Shares of Restricted Stock or Restricted Stock Units still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that in the event termination is for a reason other than Cause, the Committee, in its sole discretion, may waive or modify the automatic forfeiture of any or all such Restricted Stock or Restricted Stock Units as it deems appropriate.

Article 9. Performance Shares

9.1 Grant of Performance Shares. Subject to the terms of this Plan, the Committee, at any time and from time to time, may grant Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set performance goals in its sole discretion which, depending on the extent to which they are met, will determine the value and number of Performance Shares upon which payout will be based.

9.3 Earning of Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive payout based upon the value and number of Performance Shares earned by the Participant over the Performance Period determined as a function of the extent to which, or whether, the corresponding performance goals have been achieved.

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9.4 Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares shall be in such form and at such time as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or Shares (or in a combination thereof) equal to the value of the earned Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout shall be set forth in the relevant Award Agreement.

9.5 Termination of Employment. If a Participant’s employment terminates because of death, Disability or retirement, including early retirement (with retirement and early retirement defined for purposes of this Section under the then-existing rules of the Company or any of its Subsidiaries, as the case may be), the holder of a Performance Share shall receive a prorated payment based on the Participant’s number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals, as determined by the Committee in its sole discretion. The Committee may require that a Participant have a minimum number of full months of service during the Performance Period to qualify for an Award payment. The Committee may make such adjustments to the terms of this paragraph as it may deem advisable to preserve deductibility under Code Section 162(m).

If a Participant’s employment terminates for any reason other than death, Disability or retirement, including early retirement, all Performance Shares in which he or she then had any interest shall be forfeited; provided, however, that if termination is for a reason other than Cause, the Committee, in its sole discretion, may waive the automatic forfeiture provisions.

Article 10. Cash-Based Awards and Other Stock-Based Awards

10.1 Grant of Cash-Based Awards. Subject to the terms of the Plan, the Committee may, at any time and from time to time, grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine. The Committee may designate Cash-Based Awards to Covered Employees as being Performance-Based Compensation.

10.2 Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described in this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. The Committee may designate Other Stock-Based Awards to Covered Employees as being Performance-Based Compensation.

10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.

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Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its sole discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which, or whether, the performance goals are met.

10.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Any payment with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares, as the Committee determines.

10.5 Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with, or provision of services to, the Company and Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan and may reflect distinctions based on the reasons for termination.

Article 11. Transferability of Awards

Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. In no event may an Award be transferred for value. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all Awards granted to a Participant under this Plan shall be exercisable during his or her lifetime only by the Participant.

Article 12. Performance Measures

12.1 Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);

(b)	Income

(c)	Retained earnings;

(d)	Earnings per share;

(e)	Net sales or revenue growth;

(f)	Net operating profit or income;

(g)	Return measures (including return on assets, capital, invested capital, equity, sales or revenue);

(h)	Cash flow (including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment);

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(i)	Earnings before or after taxes, interest, depreciation and/or amortization;

(j)	Gross or operating margins;

(k)	Productivity ratios;

(l)	Share price (including growth measures and total shareholder return);

(m)	Costs or cost control;

(n)	Margins;

(o)	Operating efficiency;

(p)	Operating and maintenance cost management

(q)	Demand-side management (including conservation and load management)

(r)	Market share;

(s)	Service reliability;

(t)	Energy production availability performance;

(u)	Results of customer satisfaction or employee satisfaction surveys;

(v)	Aggregate product price and other product price measures;

(w)	Working capital;

(x)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(y)	Management development;

(z)	Succession planning;

(aa)	Shaping legislative and regulatory initiatives and outcomes;

(bb)	Taxes;

(cc)	Safety record;

(dd)	Depreciation and amortization;

(ee)	Total shareholder return;

(ff)	Workforce hiring plan measures;

(gg)	Air quality control project management;

(hh)	Environmental;

(ii)	Risk management;

(jj)	Technology upgrade measures;

(kk)	Financial contribution to earnings from special projects or initiatives;

(ll)	Capital expenditures;

(mm)	Generation output;

(nn)	Power supply sourcing adequacy;

(oo)	Results of asset acquisitions;

(pp)	Results of asset divestitures;

(qq)	Capitalization;

(rr)	Credit metrics;

(ss)	Credit ratings;

(tt)	Compound growth rates (earnings, revenue, income from continuing operations, cash generation, etc.);

(uu)	Generation outage duration;

(vv)	Transmission outage duration;

(ww)	Distribution outage duration;

(xx)	Value creation;

(yy)	Effective tax rate;

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(zz)	Financing flexibility;

(aaa)	Financing capability; and

(bbb)	Value returned to shareholders.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary or Subsidiaries as a whole or any business unit of the Company and/or a Subsidiary or Subsidiaries or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select a share price performance measure as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article.

12.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s consolidated report to the investment community or investor letters, (f) acquisitions or divestitures and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility except as otherwise determined by the Committee in its sole discretion.

12.3 Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or a combination of the two, as the Committee determines.

12.4 Committee Discretion. If applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on performance measures other than those set forth in Section 12.1.

Article 13. Nonemployee Director Awards

The Board or Committee shall establish the terms of any Awards to Nonemployee Directors.

21

Article 14. Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Dividend equivalents shall be converted to cash or additional Shares by a formula, at a time and subject to any limitations as may be determined by the Committee.

Article 15. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit payable for a particular type of Award under this Plan is to be paid in case of the Participant’s death before the Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant with respect to the same type of Award, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, or a beneficiary designation for a particular type of Award, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator or legal representative.

Article 16. Rights of Participants

16.1 Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company and its Subsidiaries to terminate any Participant’s employment or service, at any time or for any reason, nor confer upon any Participant any right to continue employment or service as a Director for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company and its Subsidiaries.

16.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

16.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

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Article 17. Change in Control

17.1 Change in Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article shall apply in the event of a Change in Control unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.

Upon a Change in Control, except to the extent that another Award meeting the requirements of Section 17.2 (a “Replacement Award”) is provided to the Participant to replace such Award (the “Replaced Award”), all then-outstanding Stock Options and Stock Appreciation Rights shall immediately become fully vested and exercisable, and all other then-outstanding Awards whose exercisability depends merely on the satisfaction of a service obligation by a Participant to the Company or Subsidiary shall vest in full and be free of restrictions related to the vesting of such Awards. The treatment of any other Awards shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

Except to the extent that a Replacement Award is provided to the Participant, the Committee may, in its sole discretion: (a) determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share of Common Stock subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share of Common Stock in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares of Common Stock subject to such Award; provided that if such product is zero or less, or to the extent that the Award is not then exercisable, the Awards will be canceled and terminated without payment therefor, or (b) provide that the period to exercise Options or Stock Appreciation Rights granted under the Plan shall be extended (but not beyond the expiration of such Options or Stock Appreciation Rights).

17.2 Replacement Awards. An Award shall meet the conditions of this Section (and hence qualify as a Replacement Award) if: (a) it has a value at least equal to the value of the Replaced Award as determined by the Committee in its sole discretion; (b) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and (c) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

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17.3 Termination of Employment. Upon a termination of employment or termination of directorship of a Participant occurring in connection with or during the period of two (2) years after such Change in Control, other than for Cause: (a) all Replacement Awards held by the Participant shall become fully vested and (if applicable) exercisable and free of restrictions, and (b) all Stock Options and Stock Appreciation Rights held by the Participant immediately before the termination of employment or termination of directorship that the Participant held as of the date of the Change in Control or that constitute Replacement Awards shall remain exercisable until the earlier of one (1) year following such termination and expiration of the stated term of such Stock Option or SAR; provided that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control.

Article 18. Amendment, Modification, Suspension and Termination

18.1 Amendment, Modification, Suspension and Termination. Subject to Section 18.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced (with any other Awards), regranted through cancellation or regranted by lowering the Exercise Price of a previously granted Option or SAR, nor will any outstanding underwater Options or SARs under this Plan be purchased for cash.

18.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

18.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 18.4), no termination, amendment, suspension or modification of this Plan or an Award Agreement shall materially and adversely affect any Award previously granted under this Plan without the written consent of the Participant who received such Award.

18.4 Amendment to Conform to Law.

(a)

Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement prospectively or retroactively as it deems necessary or advisable to conform the Plan or an Award Agreement to any present or future law relating to plans of this or

24

similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section to any Award granted under the Plan without further consideration or action.

(b)	Except as may otherwise be expressly provided in an Award Agreement, the Committee intends that Awards be exempt from, and avoid adverse tax consequences under, Code Section 409A and all Awards shall be interpreted, construed and administered accordingly. The Committee may amend, modify or reform the Plan or an Award Agreement, both prospectively and retroactively and without notice to or the consent of any Participant or beneficiary, to obtain or preserve such exemption or avoidance of adverse tax consequences. The Committee, in its sole discretion, shall determine to what extent, if any, this Plan or an Award Agreement must be amended, modified or reformed or a substitute Award or Award Agreement must be made.

Article 19. Withholding

19.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2 Share Withholding or Open Market Sales. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement by having the Company withhold Shares having a Fair Market Value on the date the withholding amount is to be determined in an amount equal to the minimum statutory tax or sell Shares on the open market having a Fair Market Value on the date the withholding amount is to be determined in an amount not to exceed the total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 20. Successors

All obligations of the Company under this Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

25

Article 21. General Provisions

21.1 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21.2 Interpretation. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural. The word “including” or any variation thereof, means “including, without limitation,” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

21.3 Severability. In the event any provision of this Plan shall be found illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.4 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.5 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable ruling of any governmental body that the Company determines are necessary or advisable.

21.6 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such authority is not obtained.

21.7 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment purposes and without any intention to sell or distribute the Shares.

21.8 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of those Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

26

21.9 Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company and its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other individual. To the extent that any individual acquires a right to receive payments from the Company or its Subsidiaries under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or a Subsidiary, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

21.10 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.11 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.12 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary to take any action which such entity deems to be necessary or appropriate.

21.13 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award and their beneficiaries, estates, successors and assignees are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Ohio, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

21.14 Action Required. If a Participant or beneficiary is required to take any action under this Plan within a certain number of days, and the final day of such period ends on Saturday, Sunday or a federal holiday, the Participant or beneficiary must take such action no later than the last business day preceding such day.

27

76 South Main Street Akron, Ohio 44308

Rhonda S. Ferguson

Vice President and Corporate Secretary

April 2, 2012

Dear Shareholder:

You are invited to attend the 2012 FirstEnergy Corp. Annual Meeting of Shareholders at 10:30 a.m., Eastern time, on Tuesday, May 15, 2012, at the John S. Knight Center, 77 E. Mill Street, Akron, OH. Please see your proxy card for directions to the meeting.

As you may recall, you previously consented to accessing FirstEnergy’s annual reports and proxy statements on the Internet instead of receiving paper copies. To access and view the annual report and proxy statement, please go to the Internet address listed on your proxy card under voting option “Vote by Internet.”

The Notice of Annual Meeting of Shareholders is printed on the back of this letter. As part of the agenda, business to be voted on includes 7 items which are explained in the proxy statement. The first two items are the election of the 14 nominees to your Board of Directors named in the proxy statement and the ratification of the appointment of our independent registered public accounting firm. Your Board of Directors recommends that you vote “FOR” Items 1 and 2. Item 3 is a non-binding, advisory vote to approve named executive officer compensation. Your Board of Directors recommends that you vote “FOR” Item 3. Item 4 is the approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan as required by Section 162(m) of the Internal Revenue Code. Your Board recommends that you vote “FOR” Item 4. In addition, there are three shareholder proposals. Your Board of Directors recommends that you vote “AGAINST” each of these shareholder proposals, which are Items 5 through 7.

Enclosed is your proxy card, which provides instructions to appoint your proxy and vote your shares. We encourage you to take advantage of the telephone or Internet voting options. Please note that since you already have consented to accessing FirstEnergy’s annual reports and proxy statements on the Internet, it is not necessary when voting your shares to again provide consent.

If you wish to receive a paper copy of the annual report and proxy statement with your proxy card in the future, or if you would like a paper copy of this year’s documents, please call Shareholder Services at (800) 736-3402.

Your vote and support are important to us. We hope you will join us at this year’s Annual Meeting.

Sincerely,

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Shares of Common Stock:

The 2012 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10:30 a.m., Eastern time, on Tuesday, May 15, 2012, at the John S. Knight Center, 77 E. Mill Street, Akron, OH. The purpose of the Annual Meeting will be to:

•	Elect the 14 nominees to the Board of Directors named in the attached proxy statement to hold office until the next Annual Meeting and until their successors shall have been elected;

•	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012;

•	Advisory vote to approve named executive officer compensation;

•	Approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan as required by Section 162(m) of the Internal Revenue Code;

•	Vote on three shareholder proposals, if properly presented at the Annual Meeting; and

•	Take action on other business that may come properly before the Annual Meeting and any adjournment or postponement thereof.

Please read the accompanying proxy statement and vote your shares by following the instructions on your proxy card to ensure your representation at the Annual Meeting.

Only shareholders of record at the close of business on March 21, 2012, or their proxy holders, may vote at the meeting.

On behalf of the Board of Directors,

Rhonda S. Ferguson Vice President and Corporate Secretary

This notice and proxy statement are being mailed to shareholders on or about April 2, 2012.

c/o Corporate Election Services P.O. Box 3200 Pittsburgh, PA 15230	VOTE BY TELEPHONE Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone telephone and follow the simple instructions to record your vote.

VOTE BY INTERNET
Have your proxy card available when you access the Internet site www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL

Mark your choices, sign and date your proxy card, and return it in the postage-paid envelope provided or return it to: FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	OR	Vote by Internet Access the Internet site and cast your vote: www.cesvote.com	OR	Vote by Mail Return your proxy card in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week.

If you vote by telephone or Internet, please do not return your proxy card.

Your telephone or Internet vote must be received by 9:30 a.m. Eastern time on Tuesday, May 15, 2012, to be counted in the final tabulation.

ê    Please sign and date the proxy card below and fold and detach the card at the perforation before mailing.    ê

This proxy card is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio, on Tuesday, May 15, 2012, at 10:30 a.m., Eastern time. When properly executed, your proxy card will be voted in the manner you direct; and, if you do not specify your choices, your proxy card will be voted FOR Items 1 through 4 and AGAINST Items 5 through 7.

The undersigned appoints Rhonda S. Ferguson, Daniel M. Dunlap, and Edward J. Udovich as Proxies with the power to appoint their substitutes; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 15, 2012, or at any adjournment or postponement thereof; and authorizes them to vote, at their discretion, on other business that properly may come before the meeting.

Date:

Signature

Signature
Sign above as name(s) appear on this proxy card. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

Please date, sign and mail promptly if you are not voting by telephone or Internet.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, please ensure your shares are represented at the meeting by promptly voting by telephone or Internet or by returning your proxy card in the enclosed envelope.

ê    Please sign and date the proxy card below on the reverse side, and fold and detach the card at the perforation before mailing.    ê

FIRSTENERGY CORP.	PROXY CARD

Your Board of Directors recommends a vote FOR Items 1 through 4.

1.	Election of Directors:	❑	FOR all nominees listed below	❑	WITHHOLD AUTHORITY
			(except as marked to the contrary below)		to vote for all nominees listed below

Nominees:	(01) Paul T. Addison	(02) Anthony J. Alexander	(03) Michael J. Anderson	(04) Dr. Carol A. Cartwright
	(05) William T. Cottle	(06) Robert B. Heisler, Jr.	(07) Julia L. Johnson	(08) Ted J. Kleisner
	(09) Donald T. Misheff	(10) Ernest J. Novak, Jr.	(11) Christopher D. Pappas	(12) Catherine A. Rein
	(13) George M. Smart	(14) Wes M. Taylor

To withhold authority to vote for individual Nominee(s), write the name(s) or number(s) on the line below:

2.	Ratification of the appointment of the independent registered public accounting firm	❑ FOR	❑ AGAINST	❑ ABSTAIN

3.	Advisory vote to approve named executive officer compensation	❑ FOR	❑ AGAINST	❑ ABSTAIN

4.	Approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan as required by Section 162(m) of the Internal Revenue Code	❑ FOR	❑ AGAINST	❑ ABSTAIN

Your Board of Directors recommends a vote AGAINST Items 5 through 7.

5.	Shareholder proposal: Report on coal combustion waste	❑ FOR	❑ AGAINST	❑ ABSTAIN

6.	Shareholder proposal: Report on coal-related costs and risks	❑ FOR	❑ AGAINST	❑ ABSTAIN

7.	Shareholder proposal: Adopt simple majority vote	❑ FOR	❑ AGAINST	❑ ABSTAIN

❑	Check this box if you consent to accessing, in the future, the annual report and proxy statement on the Internet (no paper copies).

SIGN THIS CARD ON THE REVERSE SIDE.

c/o Corporate Election Services P.O. Box 3200 Pittsburgh, PA 15230	VOTE BY TELEPHONE Have your voting instruction form available when you call Toll-Free 1-888-693-8683 using a touch-tone telephone and follow the simple instructions to record your vote.

VOTE BY INTERNET
Have your voting instruction form available when you access the Internet site www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL
Mark your choices, sign and date your voting instruction form and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	OR	Vote by Internet Access the Internet site and cast your vote: www.cesvote.com	OR	Vote by Mail Return your voting instruction form in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week

If you vote by telephone or Internet, please do not return your voting instruction form.

Your telephone or Internet vote must be received by 6:00 a.m. Eastern time on May 14, 2012 to be counted in the final tabulation.

BOX A To Vote Allocated Shares è	BOX B To Vote Uninstructed Shares è

ê    Please sign and date the voting instruction form below and fold and detach the card at perforation before mailing.    ê

FIRSTENERGY CORP.	ALLOCATED SHARES	VOTING INSTRUCTIONS

Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed voting instruction form will be voted as your Board of Directors recommends, which is FOR Items 1 through 4, and AGAINST Items 5 through 7.

1.	Election of Directors:	❑	FOR all nominees listed below	❑	WITHHOLD AUTHORITY
			(except as marked to the contrary below)		to vote for all nominees listed below

Nominees:	(01) Paul T. Addison	(02) Anthony J. Alexander	(03) Michael J. Anderson	(04) Dr. Carol A. Cartwright
	(05) William T. Cottle	(06) Robert B. Heisler, Jr.	(07) Julia L. Johnson	(08) Ted J. Kleisner
	(09) Donald T. Misheff	(10) Ernest J. Novak, Jr.	(11) Christopher D. Pappas	(12) Catherine A. Rein
	(13) George M. Smart	(14) Wes M. Taylor

To withhold authority to vote for individual Nominee(s), write the name(s) or number(s) on the line below:

2.	Ratification of the appointment of the independent registered public accounting firm	❑ FOR	❑ AGAINST	❑ ABSTAIN

3.	Advisory vote to approve named executive officer compensation	❑ FOR	❑ AGAINST	❑ ABSTAIN

4.	Approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan as required by Section 162(m) of the Internal Revenue Code	❑ FOR	❑ AGAINST	❑ ABSTAIN

Your Board of Directors recommends a vote AGAINST Items 5 through 7.

5.	Shareholder proposal: Report on coal combustion waste	❑ FOR	❑ AGAINST	❑ ABSTAIN

6.	Shareholder proposal: Report on coal-related costs and risks	❑ FOR	❑ AGAINST	❑ ABSTAIN

7.	Shareholder proposal: Adopt simple majority vote	❑ FOR	❑ AGAINST	❑ ABSTAIN

Signature		Date:
Please sign exactly as your name appears to the left.

FirstEnergy Corp. Savings Plan

FIRSTENERGY CORP.

ANNUAL MEETING OF SHAREHOLDERS—MAY 15, 2012

To: State Street Bank and Trust Company, Trustee of the FirstEnergy Corp. Savings Plan

As a participant and a “named fiduciary” in the FirstEnergy Savings Plan, I direct State Street Bank and Trust Company, Trustee, to vote, as directed, shares of FirstEnergy common stock which are allocated to my account, and also my proportionate number of shares for which no voting instructions are received (uninstructed), at the Annual Meeting of Shareholders on May 15, 2012, or at any adjournment or postponement thereof. I understand my vote will be held in confidence by the Trustee.

These confidential voting instructions relate to the proposals more fully described in the enclosed Proxy Statement for the Annual Shareholders Meeting and to any other business that may properly come before the Meeting.

VOTING INSTRUCTIONS FOR ALLOCATED SHARES

To direct the Trustee to vote the allocated shares by mail, please sign and date this voting instruction form on the reverse side and mail. To direct the Trustee to vote the allocated shares by telephone or Internet, please follow the instructions on the reverse side and use the number printed in Box A.

VOTING INSTRUCTIONS FOR UNINSTRUCTED SHARES

To direct the Trustee to vote the uninstructed shares by mail, please sign and date this voting instruction form below and mail. To direct the Trustee to vote the uninstructed shares by telephone or Internet, please follow the instructions on the reverse side and use the number printed in Box B.

ê    Please sign and date the voting instruction form below and fold and detach the card at perforation before mailing.    ê

FIRSTENERGY CORP.	UNINSTRUCTED SHARES	VOTING INSTRUCTIONS

Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed voting instruction form will be voted as your Board of Directors recommends, which is FOR Items 1 through 4 and AGAINST Items 5 through 7.

1.	Election of Directors:	❑	FOR all nominees listed below	❑	WITHHOLD AUTHORITY
			(except as marked to the contrary below)		to vote for all nominees listed below

Nominees:	(01) Paul T. Addison	(02) Anthony J. Alexander	(03) Michael J. Anderson	(04) Dr. Carol A. Cartwright
	(05) William T. Cottle	(06) Robert B. Heisler, Jr.	(07) Julia L. Johnson	(08) Ted J. Kleisner
	(09) Donald T. Misheff	(10) Ernest J. Novak, Jr.	(11) Christopher D. Pappas	(12) Catherine A. Rein
	(13) George M. Smart	(14) Wes M. Taylor

To withhold authority to vote for individual Nominee(s), write the name(s) or number(s) on the line below:

2.	Ratification of the appointment of the independent registered public accounting firm	❑ FOR	❑ AGAINST	❑ ABSTAIN

3.	Advisory vote to approve named executive officer compensation	❑ FOR	❑ AGAINST	❑ ABSTAIN

4.	Approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan as required by Section 162(m) of the Internal Revenue Code	❑ FOR	❑ AGAINST	❑ ABSTAIN

Your Board of Directors recommends a vote AGAINST Items 5 through 7.

5.	Shareholder proposal: Report on coal combustion waste	❑ FOR	❑ AGAINST	❑ ABSTAIN

6.	Shareholder proposal: Report on coal-related costs and risks	❑ FOR	❑ AGAINST	❑ ABSTAIN

7.	Shareholder proposal: Adopt simple majority vote	❑ FOR	❑ AGAINST	❑ ABSTAIN

Signature	Date:

76 South Main Street Akron, Ohio 44308

Rhonda S. Ferguson

Vice President and Corporate Secretary

April 2, 2012

Dear FirstEnergy Savings Plan Participant:

FirstEnergy’s 2012 Annual Meeting of Shareholders will be held Tuesday, May 15, 2012. Your Voting Instruction Form is enclosed. Savings Plan participants who do not own shares of common stock outside of the plan are also receiving a Notice of Annual Meeting of Shareholders and Proxy Statement with this mailing. If you hold other shares, you will receive proxy materials and an Annual Report in a separate mailing or through intra-office mail.

We encourage you to vote your shares of common stock in the Savings Plan on each of the seven business items being presented at the meeting, including three shareholder proposals. Your Board of Directors recommends that you vote:

•	FOR Item 1, the election of the 14 nominees to the Board of Directors listed in the Proxy Statement;

•	FOR Item 2, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012;

•	FOR Item 3, the advisory vote to approve named executive officer compensation;

•	FOR Item 4, the approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan as required by Section 162(m) of the Internal Revenue Code; and

•	AGAINST the three shareholder proposals, which are Items 5 through 7. The reasons for voting against each of these proposals are discussed in the Proxy Statement.

You can vote easily and quickly using a touch-tone telephone by calling toll-free at 1-888-693-8683. Or, you can use the Internet to vote by going to www.cesvote.com. Please have your Voting Instruction Form in hand and follow the simple instructions when voting by telephone or Internet. If you elect to vote by mail, please complete, sign, date, and return your Voting Instruction Form in the enclosed postage-paid envelope.

Your vote on these business items is very important to the Company. We encourage you to vote promptly. The Trustee must receive all votes by 6:00 a.m., Eastern time, on Monday, May 14, 2012.

Thank you for taking the time to vote.

Sincerely,

c/o Corporate Election Services P.O. Box 3200 Pittsburgh, PA 15230	VOTE BY TELEPHONE Have your voting instruction form available when you call Toll-Free 1-888-693-8683 using a touch-tone telephone and follow the simple instructions to record your vote.

VOTE BY INTERNET
Have your voting instruction form available when you access the Internet site www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL
Mark your choices, sign and date your voting instruction form, and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3200, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch- tone telephone: 1-888-693-8683	OR	Vote by Internet Access the Internet site and cast your vote: www.cesvote.com	OR	Vote by Mail Return your voting instruction form in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week.

If you vote by telephone or Internet, please do not return your voting instruction form.

Your telephone or Internet vote must be received by 6:00 a.m. Eastern time on Monday, May 14, 2012, to be counted in the final tabulation.

ê    Please sign and date the voting instruction form below and fold and detach the card at the perforation before mailing.    ê

Allegheny Energy Employee Stock Ownership and Savings Plan

FirstEnergy Corp.

Annual Meeting of Shareholders — May 15, 2012

To: State Street Bank and Trust Company, Directed Trustee of the FirstEnergy Corp. Savings Pan

As a participant and a “named fiduciary” in the Allegheny Energy Employee Stock Ownership and Savings Plan, which will be merged with the FirstEnergy Corp. Savings Plan prior to May 15, 2012, I direct State Street Bank and Trust Company, Directed Trustee, to vote, as directed, shares of FirstEnergy common stock which are allocated to my account at the Annual Meeting of Shareholders on May 15, 2012, or at any adjournment or postponement thereof. I understand that if I do not provide voting instructions to the Directed Trustee by the date and time listed above, my shares will not be voted. I understand my vote will be held in confidence by the Directed Trustee.

These voting instructions relate to the proposals more fully described in the enclosed Proxy Statement for the Annual Shareholders Meeting and to any other business that may properly come before the Meeting.

Date:

Signature
Please sign exactly as your name appears to the left.

Please date, sign and mail promptly if you are not voting by telephone or Internet.

ê    Please sign and date the voting instruction form below on the reverse side, and fold and detach the card at the perforation before mailing.    ê

FIRSTENERGY CORP.	VOTING INSTRUCTIONS

Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed voting instruction form will be voted as your Board of Directors recommends, which is FOR Items 1 through 4, and AGAINST Items 5 through 7.

1.	Election of Directors:	❑	FOR all nominees listed below	❑	WITHHOLD AUTHORITY
			(except as marked to the contrary below)		to vote for all nominees listed below

Nominees:	(01) Paul T. Addison	(02) Anthony J. Alexander	(03) Michael J. Anderson	(04) Dr. Carol A. Cartwright
	(05) William T. Cottle	(06) Robert B. Heisler, Jr.	(07) Julia L. Johnson	(08) Ted J. Kleisner
	(09) Donald T. Misheff	(10) Ernest J. Novak, Jr.	(11) Christopher D. Pappas	(12) Catherine A. Rein
	(13) George M. Smart	(14) Wes M. Taylor

To withhold authority to vote for individual Nominee(s), write the name(s) or number(s) on the line below:

2.	Ratification of the appointment of the independent registered public accounting firm	❑ FOR	❑ AGAINST	❑ ABSTAIN

3.	Advisory vote to approve named executive officer compensation	❑ FOR	❑ AGAINST	❑ ABSTAIN

4.	Approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan as required by Section 162(m) of the Internal Revenue Code	❑ FOR	❑ AGAINST	❑ ABSTAIN

Your Board of Directors recommends a vote AGAINST Items 5 through 7.

5.	Shareholder proposal: Report on coal combustion waste	❑ FOR	❑ AGAINST	❑ ABSTAIN

6.	Shareholder proposal: Report on coal-related costs and risks	❑ FOR	❑ AGAINST	❑ ABSTAIN

7.	Shareholder proposal: Adopt simple majority vote	❑ FOR	❑ AGAINST	❑ ABSTAIN

SIGN THIS CARD ON THE REVERSE SIDE.

76 South Main Street Akron, Ohio 44308

Rhonda S. Ferguson

Vice President and Corporate Secretary

April 2, 2012

Dear Allegheny Energy Employee Stock Ownership and Savings Plan Participant:

FirstEnergy’s 2012 Annual Meeting of Shareholders will be held Tuesday, May 15, 2012. Your Voting Instruction Form is enclosed. Savings Plan participants who do not own shares of common stock outside of the plan are also receiving a Notice of Annual Meeting of Shareholders and Proxy Statement with this mailing. If you hold other shares, you will receive proxy materials and an Annual Report in a separate mailing or through intra-office mail.

We encourage you to vote your shares of common stock in the Plan on each of the seven business items being presented at the meeting, including three shareholder proposals. Your Board of Directors recommends that you vote:

•	FOR Item 1, the election of the 14 nominees to the Board of Directors listed in the Proxy Statement;

•	FOR Item 2, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012;

•	FOR Item 3, the advisory vote to approve named executive officer compensation;

•	FOR Item 4, the approval of material terms of performance goals under the FirstEnergy Corp. 2007 Incentive Plan as required by Section 162(m) of the Internal Revenue Code; and

•	AGAINST the three shareholder proposals, which are Items 5 through 7. The reasons for voting against each of these proposals are discussed in the Proxy Statement.

You can vote easily and quickly using a touch-tone telephone by calling toll-free at 1-888-693-8683. Or, you can use the Internet to vote by going to www.cesvote.com. Please have your Voting Instruction Form in hand and follow the simple instructions when voting by telephone or Internet. If you elect to vote by mail, please complete, sign, date, and return your Voting Instruction Form in the enclosed postage-paid envelope.

Your vote on these business items is very important to the Company. We encourage you to vote promptly. The Trustee must receive all votes by 6:00 a.m., Eastern time, on Monday, May 14, 2012.

Thank you for taking the time to vote.

Sincerely,

76 South Main Street Akron, Ohio 44308

Rhonda S. Ferguson	330-384-5620
Vice President and Corporate Secretary	Fax: 330-384-5909

April 2, 2012

Securities and Exchange Commission

100 F Street, NE

Judiciary Plaza

Washington, D.C. 20549

Re:	FirstEnergy Corp.

File No. 333-21011

Ladies and Gentlemen:

With respect to the Annual Meeting of Shareholders of FirstEnergy Corp. to be held May 15, 2012, and in accordance with Rule 14a-6 of Regulation 14A and Regulation S-T, we are submitting to you by electronic transmission, in addition to this cover letter, the following:

1.	Definitive Notice of Annual Meeting of Shareholders and Proxy Statement;

2.	FirstEnergy Corp. 2007 Incentive Plan;

3.	Letter/Notice of Annual Meeting of Shareholders to shareholders previously electing to access the Proxy Statement and Annual Report via Internet;

4.	Form of Proxy;

5.	Voting Instruction Form for FirstEnergy Corp. Savings Plan;

6.	Letter to participants of FirstEnergy Corp. Savings Plan;

7.	Voting Instruction Form for Allegheny Energy Employee Stock Ownership and Savings Plan; and

8.	Letter to participants of Allegheny Energy Employee Stock Ownership and Savings Plan.

The Notice of Annual Meeting of Shareholders, Proxy Statement, and Form of Proxy are expected to be mailed beginning April 2 to holders of common stock of the Company on the record date of March 21. Seven copies of the Annual Report to Shareholders for the year ended December 31, 2011 were delivered to the Commission on March 27 in accordance with Rule 14a-3(c) of Regulation 14A. In addition, the required number of copies of the above material have been mailed to the New York Stock Exchange pursuant to Rule 14a-6(b) of Regulation 14A.

Sincerely,

Enclosures